File Nos. 333-174627
811-22564
AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION
ON SEPTEMBER 15, 2011

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☐
Pre-Effective Amendment No. 2	☑
Post-Effective Amendment No. __	☐

and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☐
Amendment No. 2	☑
GMO SERIES TRUST
(Exact Name of Registrant as Specified in Charter)
40 Rowes Wharf, Boston, Massachusetts 02110
(Address of principal executive offices)
617-330-7500
(Registrant’s telephone number, including area code)
with a copy to:

J.B. Kittredge, Esq. GMO Trust 40 Rowes Wharf Boston, Massachusetts 02110	Thomas R. Hiller, Esq. Ropes & Gray LLP Prudential Tower 800 Boylston Street Boston, Massachusetts 02199
(Name and address of agents for service)
Approximate date of proposed public offering: As soon as practicable after the effective date of this registration statement.
It is proposed that this filing will become effective:
☐ immediately upon filing pursuant to paragraph (b)
☐ on (date), pursuant to paragraph (b)
☐ 60 days after filing pursuant to paragraph (a)(1)
☐ on (date), pursuant to paragraph (a)(1)
☐ 75 days after filing pursuant to paragraph (a)(2)
☐ on (date) pursuant to paragraph (a)(2) of Rule 485
If appropriate, check the following box:
     ☐ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.
Pursuant to the provisions of Rule 24f-2 under the Investment Company Act of 1940, Registrant declares that an indefinite number of its shares of common stock are being registered under the Securities Act of 1933 by this registration statement.
THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH THE PROVISIONS OF SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SECTION 8(a), MAY DETERMINE.

GMO Series Trust
Prospectus
October 1, 2011
▪ GMO U.S. Core Equity Series Fund
Class R1: —

▪ Shares of the Fund described in
this Prospectus may not be available
for purchase in all states. This
Prospectus does not offer shares in
any state where they may not lawfully
be offered.
Grantham, Mayo, Van Otterloo & Co. LLC
40 Rowes Wharf • Boston, Massachusetts 02110
The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

i

GMO U.S. Core Equity Series Fund
FUND SUMMARY
Investment Objective
          High total return (including both capital appreciation and income).
Fees and Expenses
          The table below describes the fees and expenses that you may pay if you buy and hold shares of GMO U.S. Core Equity Series Fund (the “Fund”).
Annual Fund Operating Expenses1
(expenses that you pay each year as a percentage of the value of your investment)

Class R1
Management fee	0.31%[2]
Distribution (12b-1) fee	None
Other expenses
Administration fee	0.05%
Other expenses	0.82%
Total other expenses	0.87%
Total annual fund operating expenses	1.23%
Expense reimbursement	(0.62%)[3]
Total annual operating expenses after reimbursement	0.61%

[1]	The amounts represent an annualized estimate of the Fund’s operating expenses for its initial fiscal year. The information in this table and in the Example below reflect the expenses of both the Fund and GMO U.S. Core Equity Fund (“USCEF”), the underlying fund in which the Fund invests.

[2]	The amount reflects the management fee paid by USCEF. The Fund does not charge a management fee, but indirectly bears the management fee paid by USCEF.

[3]	Subject to certain exclusions (“Excluded Fund Fees and Expenses”), Grantham, Mayo, Van Otterloo & Co. LLC (the “Manager” or “GMO”) has contractually agreed to reimburse the Fund to the extent the Fund’s total annual operating expenses exceed 0.00% of the Fund’s average daily net assets. Excluded Fund Fees and Expenses include administration fees, expenses incurred indirectly by investment in USCEF and any other underlying funds, independent Trustee expenses, certain legal costs, investment-related costs (e.g., brokerage commissions, securities lending fees, interest expense), hedging transaction fees, and extraordinary expenses, as described under “Expenses” in this Prospectus. This expense limitation will continue through at least October 1, 2012, and may not be terminated prior to this date without the consent of the Fund’s Board of Trustees.

Example
          This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same as those shown in the table. The one year amounts shown reflect expense reimbursements and both amounts shown include the expenses of both USCEF and the Fund.

          Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year*	3 Years
Class R1	$62	$329

*	After reimbursement

Portfolio Turnover
          The Fund pays transaction costs when it buys and sells securities. A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. Because the Fund commenced operations on or following the date of this Prospectus, the Fund’s portfolio turnover rate is not available.
Principal Investment Strategies
          The Fund invests substantially all of its assets in GMO U.S. Core Equity Fund (“USCEF”), which invests directly in securities and other instruments. The Fund’s investment objective and principal investment strategies, therefore, are substantially similar to those of USCEF. References to the Fund may refer to actions undertaken by the Fund or USCEF. The Fund’s investment adviser, GMO, is also the investment adviser to USCEF.
          The Manager seeks to achieve the Fund’s investment objective by investing in equities or groups of equities that the Manager believes will provide higher returns than the S&P 500 Index.
          The Manager uses active investment management methods, which means that equities are bought and sold according to the Manager’s evaluation of companies’ published financial information, securities’ prices, equity and bond markets, and the overall economy.
          In selecting equities for the Fund, the Manager may use a combination of quantitative and qualitative investment methods to identify equities that the Manager believes present positive return potential relative to other equities. Some of these methods evaluate individual equities or groups of equities (e.g. equities of companies in a particular industry) based on the ratio of their price to historical financial information, including book value, cash flow and earnings, and forecasted financial information provided by industry analysts. The Manager may compare these ratios to industry or market averages in assessing the relative attractiveness of an equity or group of equities. Other methods used by the Manager focus on evaluating patterns of price movement or volatility of an equity or group of equities relative to the Fund’s investment universe. The Manager also may adjust the Fund’s portfolio for factors such as position size, industry and sector exposure, and market capitalization. The Manager may invest in companies of any market capitalization.
          As a substitute for direct investments in equities, the Manager may use exchange-traded and over-the-counter (“OTC”) derivatives. The Manager also may use derivatives: (i) in an attempt to reduce investment exposures (which may result in a reduction below zero); (ii) in an attempt to adjust elements of the Fund’s investment exposure; and (iii) to effect transactions intended as substitutes for securities lending. Derivatives used may include futures, options and swap contracts. In addition, the Fund may lend its portfolio securities.
          Under normal circumstances, the Fund invests directly and indirectly (e.g., through underlying funds or derivatives) at least 80% of its assets in equity investments tied economically to the U.S. The terms “equities” and “equity investments” refer to direct and indirect investments in common stocks and other stock-related securities, such as preferred stocks, convertible securities and depositary receipts.
          For cash management purposes, the Fund may invest in GMO U.S. Treasury Fund, another fund managed by GMO and offered through a separate prospectus, and unaffiliated money market funds.
          The Fund may hold cash, cash equivalents, and/or U.S. government securities to manage cash inflows and outflows as a result of shareholder purchases and redemptions.
Principal Risks of Investing in the Fund
          The value of the Fund’s shares changes with the value of the Fund’s investments, principally in USCEF shares. Many factors can affect this value, and you may lose money by investing in the Fund. Because the Fund invests substantially all of its assets in USCEF, the most significant risks of investing in the Fund are the risks to which the Fund is exposed through USCEF, which include those outlined in the following brief summary of principal risks. In addition to the risks the Fund is exposed to through its investment in USCEF, the Fund is subject to the risk that cash flows in or out of the Fund will cause its performance to differ from that of USCEF.
•	Market Risk — Equity Securities — The market value of equity investments may decline due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. If the Fund purchases equity investments at a discount from their value as determined by the Manager, the Fund runs the risk that the market prices of these investments will not increase to that value for a variety of reasons, one of which may be the Manager’s overestimation of the value of those investments. The Fund also may purchase equity investments that typically trade at higher multiples of current earnings than other securities, and the market values of these investments often are more sensitive to changes in future earnings expectations than those other securities. Because the Fund normally does not take temporary defensive positions, declines in stock market prices generally are likely to reduce the net asset value of the Fund’s shares.
•	Management and Operational Risk — The Fund relies on GMO’s ability to achieve its investment objective by effectively implementing its investment approach. The Fund runs the risk that GMO’s proprietary investment techniques will fail to produce the desired results. The Fund’s portfolio managers may use quantitative analyses and/or models and any imperfections or limitations in such analyses and/or models could affect the ability of the portfolio managers to implement strategies. By necessity, these analyses and models make simplifying assumptions that limit their efficacy. Models that appear to explain prior market data can fail to predict future market events. Further, the data used in models may be inaccurate and/or it may not include the most recent information about a company or a security. The Fund is also subject to the risk that deficiencies in the Manager’s or another service provider’s internal systems or controls will cause losses for the Fund or impair operations.
•	Derivatives Risk — The use of derivatives involves the risk that their value may not move as expected relative to the value of the relevant underlying assets, rates or indices. Derivatives also present other Fund risks, including market risk, liquidity risk and counterparty risk.
•	Counterparty Risk — The Fund runs the risk that the counterparty to an OTC derivatives contract or a borrower of the Fund’s securities will be unable or unwilling to make timely settlement payments or otherwise honor its obligations.
•	Leveraging Risk — The Fund’s use of derivatives and securities lending may cause its portfolio to be leveraged. Leverage increases the Fund’s portfolio losses when the value of its investments decline.

•	Smaller Company Risk — Smaller companies may have limited product lines, markets, or financial resources, may lack the competitive strength of larger companies, or may lack managers with experience or depend on a few key employees. The securities of small- and mid-cap companies often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more, than the securities of companies with larger market capitalizations.
•	Focused Investment Risk — Focusing investments in sectors or companies or in industries with high positive correlations to one another creates additional risk.
•	Market Disruption and Geopolitical Risk — Geopolitical and other events may disrupt securities markets and adversely affect global economies and markets. Those events as well as other changes in foreign and domestic economic and political conditions could adversely affect the value of the Fund’s investments.
•	Large Shareholder Risk — To the extent that shares of the Fund are held by large shareholders (e.g., institutional investors, financial intermediaries, asset allocation funds, or other funds managed by GMO (“GMO Funds”)), the Fund is subject to the risk that these shareholders will disrupt operations by purchasing or redeeming shares in large amounts and/or on a frequent basis.
•	Fund of Funds Risk — The Fund is indirectly exposed to all of the risks of an investment in USCEF, including the risk that USCEF will not perform as expected.
Performance
          The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in USCEF’s annual total returns from year to year for the periods indicated and by comparing USCEF’s average annual total returns for different calendar periods with those of a broad-based index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you are tax-exempt or if you hold your Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). Past performance (before and after taxes) is not an indication of future performance.
Annual Total Returns/Class III Shares*
Years Ending December 31
Highest Quarter: 16.38% (2Q2003)
Lowest Quarter: -17.31% (3Q2002)
Year-to-Date (as of 08/15/2011): -0.25%

Average Annual Total Returns*
Periods Ending December 31, 2010

	1 Year	5 Years	10 Years	Inception
Class III				9/18/85
Return Before Taxes	7.99%	-0.31%	0.11%	10.19%
Return After Taxes on Distributions	7.72%	-1.07%	-0.48%	7.39%
Return After Taxes on Distributions and Sale of Fund Shares	5.22%	-0.46%	-0.15%	7.57%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	15.06%	2.29%	1.41%	10.52%

*	The Fund invests substantially all of its assets in USCEF, a series of GMO Trust that has an investment objective and policies and restrictions substantially identical to those of the Fund. Performance of the Fund is that of USCEF (Class III shares) and its predecessor fund, adjusted to reflect the gross expenses (on a percentage basis) that are expected to be borne by shareholders of Class R1 shares of the Fund, as reflected in the Annual Fund Operating Expenses table.

Management of the Fund
Investment Adviser: Grantham, Mayo, Van Otterloo & Co. LLC
Investment Division and Senior Members of GMO responsible for day-to-day management of the Fund:

Senior Members
Investment Division	(Length of Service)	Title
Quantitative Equity	Thomas Hancock (since the Fund’s inception)	Co-Director, Quantitative Equity Division, GMO.

Quantitative Equity	Sam Wilderman (since the Fund’s inception)	Co-Director, Quantitative Equity Division, GMO.
Purchase and Sale of Fund Shares
          Class R1 shares of the Fund may be purchased by eligible retirement plans. There are no minimum initial or subsequent investment requirements for Class R1 shares of the Fund.
          In general, retirement plan participants may redeem shares of the Fund on any day when the New York Stock Exchange (“NYSE”) is open for business by contacting the retirement plan administrator.
Tax Information
          The Fund normally distributes net investment income and net realized capital gains, if any, to shareholders. By investing in the Fund through a tax-advantaged retirement account, you will not be subject to tax on these Fund distributions if your Fund shares remain in a tax-advantaged account. Depending on the type of retirement account, you may be taxed upon withdrawals from that account. You should consult with your tax advisor or the plan administrator or other financial intermediary through which your investment in the Fund is made regarding the U.S. federal income tax consequences of your investment.
Financial Intermediary Compensation
          If you purchase shares of the Fund through a broker-dealer, agent or other financial intermediary (such as a bank), the Fund and its related companies may pay that party for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
ADDITIONAL INFORMATION ABOUT THE FUND’S
INVESTMENT STRATEGIES, RISKS, AND EXPENSES
          Fund Summary. The preceding section contains a summary of the investment objective, fees and expenses, principal investment strategies, principal risks, management, and other important information for the Fund. The summary is not all-inclusive, and the Fund may make investments, employ strategies, and be exposed to risks that are not described in the summary. More information about the Fund’s investments and strategies is contained in the Statement of Additional Information (“SAI”). See the back cover of this Prospectus for information about how to receive the SAI. Information about USCEF is contained in a separate prospectus.
          Fundamental Investment Objective/Policies. The Board of Trustees (“Trustees”) of GMO Series Trust (the “Trust”) may change the Fund’s investment objective or policies without shareholder approval or prior notice unless an objective or policy is identified in this Prospectus or in the SAI as “fundamental.” Because the Fund invests substantially all of its assets in USCEF, its investment objective and policies will change to reflect any changes to USCEF’s investment objectives and policies. There is no guarantee that the Fund will be able to achieve its investment objective.
          Portfolio Turnover. Portfolio turnover is not a principal consideration when GMO makes investment decisions for the Fund, and the Fund has not placed any limit on the rate of portfolio turnover and portfolio securities may be sold without regard to the time they have been held. Based on its assessment of market conditions and purchase or redemption requests, GMO may cause the Fund to trade more frequently at some times than at others. High turnover rates may adversely affect the Fund’s performance by generating higher transaction costs.
          Certain Definitions. When used in this Prospectus, the term “invest” includes both direct investing and indirect investing and the term “investments” includes both direct investments and indirect investments. For example, the Fund may invest indirectly by investing in another Fund or by investing in derivatives and synthetic instruments. When used in this Prospectus, (i) the terms “equity investments” and “equities” refer to investments (as defined above) in common stocks and other stock-related securities, such as preferred stocks, convertible securities, and depositary receipts, and (ii) the term “total return” includes capital appreciation and income.
          Benchmark. The Fund’s benchmark, the S&P 500 Index, is an independently maintained and widely published index comprised of U.S. large capitalization stocks.
          Fee and Expense Information. The following paragraphs contain additional information about the fee and expense information included in the Fund Summary.

          Annual Fund Operating Expenses — Other Expenses. The amount listed under “Other expenses” in the “Annual Fund Operating Expenses” table included in the Fund Summary reflects an annualized estimate of direct expenses associated with an investment in the Fund and USCEF for the Fund’s initial fiscal year. USCEF may invest in certain other funds of GMO Trust and certain other pooled investment vehicles (“underlying funds”), and the indirect net expenses associated with USCEF’s investment in underlying funds are reflected in “Other expenses.” Actual indirect expenses will vary depending on the particular underlying funds in which USCEF invests.
          Fee and Expense Example. The expense example under “Example” included in the Fund Summary assumes that all dividends and distributions, if any, are reinvested.
          Temporary Defensive Positions. The Fund normally does not take temporary defensive positions. To the extent the Fund takes a temporary defensive position, it may not achieve its investment objective.
          Fund Codes. See “Fund Codes” on the inside back cover of this Prospectus for information regarding the Fund’s ticker, news-media symbol, and CUSIP number.
          This Prospectus does not offer shares in any state where they may not lawfully be offered.
DESCRIPTION OF PRINCIPAL RISKS
          Investing in mutual funds involves many risks, and factors that may affect the Fund’s portfolio as a whole, called “principal risks,” are discussed briefly in the Fund Summary and are discussed in additional detail in this section. The risks of investing in the Fund depend on the types of investments in its portfolio and the investment strategies the Manager employs on its behalf. This section describes the nature of these principal risks and some related risks, but does not describe every potential risk of investing in the Fund. The Fund could be subject to additional risks because of the types of investments it makes and market conditions, which may change over time. The SAI includes more information about the Fund and its investments.
          Because the Fund invests substantially all of its assets in USCEF, the most significant risks of investing in the Fund are the risks to which the Fund is exposed through USCEF, which include the principal risks summarized below. In addition to the risks the Fund is exposed to through its investment in USCEF, the Fund is subject to the risk that cash flows in or out of the Fund will cause its performance to differ from that USCEF. As indicated in the Fund Summary and in the “Additional Information About the Fund’s Investment Strategies, Risks, and Expenses” section of this Prospectus, references in this section to investments made by the Fund include those made by USCEF.
          The Fund, by itself, generally is not a complete investment program, but rather is intended to serve as part of a diversified portfolio of investments. An investment in the Fund is not a bank deposit and, therefore, is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
•	MARKET RISK—EQUITY SECURITIES
          The Fund runs the risk that the market value of its equity investments will decline. The market value of an equity investment may decline for reasons that directly relate to the issuing company, such as management performance, financial leverage and reduced demand for its goods or services. It also may decline due to factors that affect a particular industry, such as a decline in demand, labor or raw material shortages, increased production costs, regulation, or competitive industry conditions. In addition, market value may decline as a result of general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. Equity investments generally have greater price volatility than fixed-income and other investments with a scheduled stream of payments, and the market price of equity investments is more susceptible to moving up or down in a rapid or unpredictable manner.
          The Fund invests a substantial portion of its assets in equities and, as described under “Additional Information About the Fund’s Investment Strategies, Risks, and Expenses — Temporary Defensive Positions,” generally does not take temporary defensive positions. As a result, declines in stock market prices generally are likely to reduce the net asset value of the Fund’s shares.
          If the Fund purchases equity investments at a discount from their value as determined by the Manager, the Fund runs the risk that the market prices of these investments will not increase to that value for a variety of reasons, one of which may be the Manager’s overestimation of the value of those investments.
          Equity investments trading at higher multiples of current earnings than other securities have market values that often are more sensitive to changes in future earnings expectations than other securities. At times when the market is concerned that these expectations may not be met, the market values of those securities typically fall.
•	MANAGEMENT AND OPERATIONAL RISK
     The Fund is subject to management risk because it relies on the Manager’s ability to achieve their investment objectives. The Manager uses proprietary investment techniques in making investment decisions for the Fund, but that does not assure that the Manager will achieve the desired results and the Fund may incur significant losses. The Manager, for example, may fail to use derivatives effectively, choosing to hedge or not to hedge positions at disadvantageous times. As described in the Fund Summary, the Manager uses quantitative analyses and/or models. Any imperfections or limitations in such analyses and/or models could affect the ability of the portfolio managers to implement strategies. By necessity, these analyses and models make simplifying assumptions that limit their efficacy. Models that appear to explain prior market data can fail to predict future market events. Further, the data used in models may be inaccurate and/or it may not include the most recent information about a company or a security. There also can be no assurance that all of the Manager’s personnel will continue to be associated with the Manager for any length of time. The loss of the services of one or more employees of the Manager could have an adverse impact on the Fund’s ability to achieve its investment objectives.
     The Fund generally does not take temporary defensive positions. Instead it usually is fully invested in the asset class in which it is permitted to invest (e.g., equity investments tied economically to the U.S.). The Fund may buy securities not included in its benchmark, hold securities in very different proportions than its benchmark, and/or engage in other strategies that cause its performance to differ from (and/or be uncorrelated with or negatively correlated with) that of its benchmark. In those cases, the Fund’s performance will depend on the ability of the Manager to choose securities that perform better than securities that are included in the benchmark and/or to utilize those other strategies in a way that adds value relative to the benchmark.
     The Fund is also subject to the risk of loss and impairment of operations from operational risk as a result of the Manager’s and other service providers’ provision of investment management, administrative, accounting, tax, legal, shareholder, and other services to the Fund. Operational risk can result from inadequate procedures and controls, human error, and system failures by a service provider. For example, trading delays or errors (both human and systematic) could prevent the Fund from purchasing or selling a security that the Manager expects will appreciate or decline in value, as the case may be, thus preventing the Fund from benefiting from potential investment gains or avoiding losses on the security. The Manager is not contractually liable to the Fund for losses associated with operational risk absent the Manager’s willful misfeasance, bad faith, gross negligence, or reckless disregard of its contractual obligations to provide services to the Fund. Other Fund service providers also have limitations on their liability to the Fund for losses resulting from their errors.
•	DERIVATIVES RISK
          The Fund may invest in derivatives, which are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices. Derivatives include futures, foreign currency contracts, swap contracts, reverse repurchase agreements, and other OTC contracts. Derivatives may relate to securities, interest rates, currencies or currency exchange rates, inflation rates, commodities, and indices. The SAI contains a description of the various types and uses of derivatives in the Fund’s investment strategies.
          The use of derivatives involves risks that are in addition to, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives exposes the Fund to the risk that the counterparty to a derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives contracts typically can be closed only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund, and if that occurs, the Fund may decide not to pursue its claims against the counterparty in order to avoid incurring the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments the Manager believes are owed under OTC derivatives contracts or those payments may be delayed or made only after the Fund has incurred the costs of litigation.
          The Fund may invest in derivatives that do not require the counterparty to post collateral (e.g., foreign currency forwards), that require collateral but that do not provide for the Fund’s security interest in it to be perfected, that require a significant upfront deposit by the Fund unrelated to the derivative’s intrinsic value, or that do not require the collateral to be regularly marked-to-market (e.g., certain OTC derivatives). Even when obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives it. When a counterparty’s obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. The Fund may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Fund. Derivatives risk is particularly acute in environments (like those experienced recently) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. During these periods of market disruptions, the Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives used by the Fund.
          Derivatives also present risks described elsewhere in this “Description of Principal Risks” section, including market risk and counterparty risk. Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. The pricing models used by the Fund or its pricing agents may not produce valuations that are consistent with the values realized when OTC derivatives are actually closed out or sold. This valuation risk is more pronounced when the Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, incorrect valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of the Fund’s net asset value.
          The Fund’s use of derivatives may not be effective or have the desired results. Moreover, suitable derivatives will not be available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of the Fund, the Fund will not be permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce the Fund’s risk exposures, potentially resulting in losses for the Fund.
          Derivatives also involve the risk that changes in their value may not move as expected relative to the value of the assets, rates, or indices they are designed to track.
          Swap contracts and other OTC derivatives are highly susceptible to counterparty risk (see “Counterparty Risk” below), and are subject to documentation risks. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish and/or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index may result in a loss substantially greater than the amount invested in the derivative itself.
          The U.S. government recently enacted legislation that provides for new regulation of the derivatives market, including clearing, margin, reporting and registration requirements. Because the legislation leaves much to rule making, its ultimate impact remains unclear. New regulations could, among other things, restrict the Fund’s ability to engage in derivatives transactions (for example, by making certain types of derivatives transactions no longer available to the Fund) and/or increase the costs of such derivatives transactions (for example, by increasing margin or capital requirements), and the Fund may be unable to execute its investment strategy as a result. It is unclear how the regulatory changes will affect counterparty risk.
•	COUNTERPARTY RISK
          This is the risk that the counterparty to a repurchase agreement or reverse repurchase agreement or other OTC derivatives contract or a borrower of the Fund’s securities will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. If a counterparty fails to meet its contractual obligations, goes bankrupt, or otherwise experiences a business interruption, the Fund could miss investment opportunities or otherwise hold investments it would prefer to sell, resulting in losses for the Fund. Counterparty risk is pronounced during unusually adverse market conditions and is particularly acute in environments (like those experienced recently) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions.
          Participants in OTC derivatives markets typically are not subject to the same level of credit evaluation and regulatory oversight as are members of exchange-based markets and, therefore, OTC derivatives generally expose the Fund to greater counterparty risk than exchange-traded derivatives. The Fund is subject to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Fund to suffer a loss. If a counterparty’s obligation to the Fund is not collateralized, then the Fund is essentially an unsecured creditor of the counterparty. If the counterparty defaults, the Fund will have contractual remedies, but the Fund may be unable to enforce them. Counterparty risk is greater for derivatives with longer maturities where events may intervene to prevent settlement. Counterparty risk is also greater when the Fund has concentrated its derivatives with a single or small group of counterparties as it sometimes does as a result of its use of swaps and other OTC derivatives. To the extent the Fund has significant exposure to a single counterparty, this risk will be particularly pronounced. The Fund is subject, in particular, to the creditworthiness of the contracts’ counterparties because some types of swap contracts used by the Fund have durations longer than six months (and, in some cases, a number of decades). The creditworthiness of a counterparty may be adversely affected by greater than average volatility in the markets, even if the counterparty’s net market exposure is small relative to its capital. Counterparty risk still exists even if a counterparty’s obligations are secured by collateral because the Fund’s interest in collateral may not be perfected or additional collateral may not be promptly posted as required.
          The Fund is also subject to counterparty risk because it executes its securities transactions through brokers and dealers. If a broker or dealer fails to meet its contractual obligations, goes bankrupt, or otherwise experiences a business interruption, the Fund could miss investment opportunities or be unable to dispose of investments it would prefer to sell, resulting in losses for the Fund.
          Counterparty risk with respect to OTC derivatives may be further complicated by recently enacted U.S. financial reform legislation. See “Derivatives Risk” above for more information.
•	LEVERAGING RISK
          The Fund’s use of reverse repurchase agreements and other derivatives and securities lending may cause its portfolio to be leveraged (i.e., the Fund’s exposure to underlying securities, assets or currencies exceeds its net asset value). Leverage increases the Fund’s portfolio losses when the value of its investments declines. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish and/or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index may result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Some derivatives have the potential for unlimited loss, regardless of the size of the initial investment. The Fund’s use of reverse repurchase agreements also subjects the Fund to interest costs based on the difference between the sale and repurchase price of a security involved in such a transaction. The Fund’s portfolio also will be leveraged if it borrows money to meet redemption requests or settle investment transactions or if it avails itself of the right to delay payment on a redemption.
          The Fund may manage some of its derivative positions by offsetting derivative positions against one another or against other assets. To the extent offsetting positions do not behave in relation to one another as expected, the Fund may perform as if it were leveraged.
•	SMALLER COMPANY RISK
          Market risk and liquidity risk are particularly pronounced for securities of companies with smaller market capitalizations, including small- and mid-cap companies. These companies may have limited product lines, markets, or financial resources, may lack the competitive strength of larger companies, or may lack managers with experience or depend on a few key employees. In addition, their securities often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more, than the securities of companies with larger market capitalizations.

•	FOCUSED INVESTMENT RISK
          A fund whose investments are focused in particular countries, regions, sectors or companies or in industries with high positive correlations to one another (e.g., different industries within broad sectors, such as technology or financial services) is subject to greater overall risk than a fund whose investments are more diversified. A fund that invests in the securities of a limited number of issuers is particularly exposed to adverse developments affecting those issuers, and a decline in the market value of a particular security held by a Fund may affect a Fund’s performance more than if the Fund invested in the securities of a larger number of issuers.
          Because the Fund typically invests a significant portion of its assets in equity investments tied economically to the U.S., it is vulnerable to events affecting those equity investments. Investments that share common characteristics are often subject to similar business risks and regulatory burdens, and often react similarly to specific economic, market, political or other developments.
•	MARKET DISRUPTION AND GEOPOLITICAL RISK
          The Fund is subject to the risk that geopolitical and other events will disrupt securities markets and adversely affect global economies and markets. The wars in Iraq and Afghanistan have had a substantial effect on the economies and securities markets of the U.S. and other countries. Terrorism in the U.S. and around the world has had a similar global impact and has increased geopolitical risk. The terrorist attacks on September 11, 2001 resulted in the closure of some U.S. securities markets for four days, and similar attacks are possible in the future. War, terrorism, and related geopolitical events have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Likewise, natural and environmental disasters, such as the earthquake and tsunami in Japan in early 2011, and systemic market dislocations of the kind surrounding the insolvency of Lehman Brothers in 2008, if repeated, would be highly disruptive to economies and markets. Those events as well as other changes in foreign and domestic economic and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment and other factors affecting the value of the Fund’s investments. During such market disruptions, the Fund’s exposure to the risks described elsewhere in this “Description of Principal Risks” section, including market risk and counterparty risk likely will increase. Market disruptions can also prevent the Fund from implementing its investment program for a period of time and achieving its investment objective. For example, a disruption may cause the Fund’s derivatives counterparties to discontinue offering derivatives on some underlying commodities, securities, reference rates or indices, or to offer such products on a more limited basis, or the current global economic crisis may strain the U.S. Treasury’s ability to satisfy its obligations.
•	LARGE SHAREHOLDER RISK
          To the extent that shares of the Fund are held by large shareholders (e.g., institutional investors, financial intermediaries or other GMO Funds), the Fund is subject to the risk that these shareholders will purchase or redeem shares in large amounts and/or on a frequent basis. In addition, GMO Funds and other accounts over which GMO has investment discretion that invest in the Fund are not subject to restrictions on the frequency of trading of shares. These transactions could adversely affect the Fund if the Fund sells portfolio securities to raise the cash to satisfy shareholder redemption requests or purchase portfolio securities to invest cash. This risk is particularly pronounced when one shareholder owns a substantial portion of the Fund. A substantial percentage of the Fund may be held by other GMO Funds and/or separate accounts managed by the Manager for its clients. Asset allocation decisions by the Manager may result in substantial redemptions from (or investments into) the Fund. These transactions may adversely affect the Fund’s performance to the extent that the Fund is required to sell investments (or invest cash) at times when it would not otherwise do so. These transactions also may increase transaction costs. In addition, to the extent the Fund invests in other GMO Funds having large shareholders, the Fund is indirectly subject to this risk.
•	FUND OF FUNDS RISK
          Because the Fund invest in substantially all of its assets in USCEF, which may invest in shares of other investment companies, including other GMO Funds and money market funds (for purposes of this risk disclosure, “underlying Funds”), the Fund is exposed to the risk that USCEF or the underlying Funds do not perform as expected.
          Because the Fund bears the fees and expenses of USCEF, and USCEF bears the fees and expense of the underlying Funds in which it invests (absent reimbursement of those expenses), the Fund and USCEF will incur additional expenses when investing in underlying Funds. In addition, total Fund expenses will increase if USCEF or its successor increases its fees or incurs additional expenses, or when USCEF makes a new investment in underlying Funds with higher fees or expenses than those of the underlying Funds in which USCEF has already invested. The fees and expenses associated with an investment in these underlying Funds can be less predictable and potentially higher than fees of other funds with similar investment programs.
          The Fund is also indirectly exposed to all of the risks applicable to an investment in the underlying Funds. In addition, since the Fund and USCEF invest in shares of other GMO Funds, they are also likely subject to Large Shareholder Risk because underlying GMO Funds are more likely to have large shareholders (e.g., other GMO Funds). See “Large Shareholder Risk” above.
MANAGEMENT OF THE FUND
          GMO, 40 Rowes Wharf, Boston, Massachusetts 02110, provides investment management and shareholder services to the Fund, USCEF and other GMO Funds. GMO is a private company, founded in 1977. As of December 31, 2011, GMO managed on a worldwide basis more than $100 billion of assets for the GMO Funds and other investors, such as pension plans, endowments, and foundations.
          Subject to the approval of the Trustees, the Manager establishes and modifies when it deems appropriate the investment strategies of the Fund. In addition to its management of the Fund’s investment portfolio and the shareholder services it provides to the Fund, the Manager administers the Fund’s business affairs.
          The Fund invests substantially all of its assets in an underlying fund, USCEF. The Trustees may unanimously determine to change the underlying fund in which the Fund invests, and will provide the Fund’s shareholders at least 60 days’ notice prior to implementing such a change.
          The Fund does not pay the management a fee for investment management services, but, as a shareholder of USCEF, it bears a pro rata portion of USCEF’s expenses. USCEF paid the Manager, as compensation for investment management services, an annual fee equal to 0.28% of USCEF’s average daily net assets for each class of shares during its fiscal year ended February 28, 2011.
          Class R1 shares of the Fund pay the Manager an administration fee, which is used by the Manager to defray its expenses (or the expenses of a third party) in providing administration and record keeping services to investors purchasing Class R1 shares of the Fund through eligible retirement plans.

          A discussion of the basis for the Trustees’ approval of the Fund’s initial investment management contract will be included in the Fund’s first shareholder report.
          GMO’s Quantitative Equity Division is responsible for day-to-day investment management of the Fund and USCEF. The Division’s investment professionals work collaboratively to manage the Fund’s and USCEF’s portfolio, and no one person is primarily responsible for day-to-day management of the Fund and USCEF.
          The following table identifies the senior members of GMO’s Quantitative Equity Division who are responsible for providing investment management services to the Fund and USCEF and each senior member’s length of service as a senior member, title, and business experience during the past five years. The senior members manage or allocate responsibility for portions of the portfolios to members of their Division, oversee the implementation of trades, review the overall composition of the portfolios, including compliance with stated investment objectives and strategies, and monitor cash.

	Senior Members	Title;
Investment Division	(Length of Service)	Business Experience During Past 5 Years
Quantitative Equity	Thomas Hancock (since the Fund’s inception)	Co-Director, Quantitative Equity Division, GMO. Dr. Hancock has been responsible for overseeing the portfolio management of GMO’s international developed market and global quantitative equity portfolios since 1998.

Quantitative Equity	Sam Wilderman (since the Fund’s inception)	Co-Director, Quantitative Equity Division, GMO. Mr. Wilderman has been responsible for overseeing the portfolio management of GMO’s U.S. quantitative equity portfolios since 2005. Previously, Mr. Wilderman was responsible for portfolio management of and research for GMO’s emerging equity portfolios since 1996.
          The SAI contains information about how GMO determines the compensation of the senior members, other accounts they manage and related conflicts, and their ownership of the Fund and other GMO Funds for which they have responsibility.
Custodian and Fund Accounting Agent
          State Street Bank and Trust Company (“State Street Bank”), One Lincoln Street, Boston, Massachusetts 02111, serves as the Trust’s custodian and fund accounting agent on behalf of the Fund.
Transfer Agent
          State Street Bank serves as the Trust’s transfer agent on behalf of the Fund.
Expenses
          There are two types of expenses related to mutual funds — expenses that a shareholder pays directly (called a sales charge) and expenses that are deducted from Fund assets.
          Class R1 shareholders do not pay any expenses directly as Class R1 shares of the Fund are sold without an initial sales charge or a contingent deferred sales charge upon redemption.

          The costs of managing, administering, and operating the Fund are spread among each class of shares, including Class R1 shares. These costs cover such things as the Fund’s pro rata share of the expenses of USCEF, shareholder servicing, custody, auditing, administrative and transfer agency expenses, and fees and expenses of the Trustees and are reflected in the Fund’s “Annual Fund Operating Expenses” table under the caption “Fees and Expenses” in the Fund Summary.
          As more fully described in the Fund’s fee table, the Manager has contractually agreed to reimburse the Fund for the portion of the Fund’s total annual operating expenses that exceed 0.00% of the Fund’s average daily net assets (the “Expense Reimbursement Amount”) exclusive of “Excluded Fund Fees and Expenses.” As used in this Prospectus, “Excluded Fund Fees and Expenses” means administration fees, expenses incurred indirectly by investment in USCEF and any other GMO Funds, fees and expenses of the independent Trustees of the Trust and their independent counsel, fees and expenses for legal services the Manager for the Trust has not undertaken to pay, compensation and expenses of Trust officers and agents who are not affiliated with GMO, brokerage commissions, securities lending fees and expenses, interest expense, transfer taxes, and other investment-related costs (including expenses associated with investments in any company that is an investment company (including an exchange-traded fund) or would be an investment company under the 1940 Act, but for the exceptions to the definition of investment company provided in Sections 3(c)(1) and 3(c)(7) of the 1940 Act), hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes).
          The Fund’s contractual expense limitations will continue through at least October 1, 2012, and may not be terminated prior to this date without the consent of the Fund’s Board of Trustees.
DETERMINATION OF NET ASSET VALUE
          The net asset value or “NAV” of the Fund is determined as of the close of regular trading on the NYSE, generally at 4:00 p.m. Boston time. The NAV per share of Class R1 shares of the Fund is determined by dividing the total value of the Fund’s portfolio investments and other assets, less any liabilities, allocated to that share class by the total number of outstanding shares of that class. NAV is not determined on any days when the NYSE is closed for business. The Fund also may elect not to determine NAV on days during which no share is tendered for redemption and no order to purchase or sell a share is received by the Fund. U.S. generally accepted accounting principles (“GAAP”) may require the Fund to accrue for certain taxes that may or may not ultimately be paid. The amounts of such accruals will be determined by the Manager in its sole discretion.
          Because the Fund invests substantially all of its assets in USCEF, the Fund’s net asset value is calculated based upon the net asset value of USCEF. Like the Fund, USCEF’s NAV is determined as of the close of regular trading on the NYSE. Following is a description of how the value of USCEF’s investments and any investments by the Fund in addition to its investments in USCEF are generally determined:
Exchange-listed securities (other than Exchange-listed options)
•	Last sale price or

•	Official closing price or

•	Most recent quoted price published by the exchange (if no reported last sale or official closing price) or

•	Quoted price provided by a pricing source (if the private market is more reliable in determining market value than the exchange)
(Also, see discussion in “Fair Value Pricing” below regarding foreign equity securities.)
Exchange-listed options
•	Exchange-listed options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions
Unlisted securities (if market quotations are readily available)
•	Most recent quoted price
Note: There can be no assurance that quoted prices will be available. If reliable quotes are not available, the Fund or USCEF may seek alternative valuation methodologies (e.g., valuing the relevant assets at “fair value” as described below).
Non-emerging market debt obligations (having sixty days or less to final maturity)
•	Amortized cost (unless circumstances dictate otherwise; for example, if the issuer’s creditworthiness has become impaired)
All other fixed income securities (includes bonds, asset-backed securities, loans, structured notes)
•	Most recent quoted price supplied by a single pricing source chosen by the Manager
Shares of other GMO Funds and other open-end registered investment companies
•	Most recent NAV
“Fair Value” Pricing
          For all other assets and securities, including derivatives, and in cases where market prices are not readily available or circumstances make an existing methodology or procedure unreliable, the Fund’s and USCEF’s investments are valued at “fair value,” as determined in good faith by the Trustees or pursuant to procedures approved by the Trustees.
          The value of assets that are “fair valued” is determined by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Factors that may be considered in determining “fair value” include, among others, the value of other financial instruments traded on other markets, trading volumes, changes in interest rates, observations from financial institutions, significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the Fund’s or USCEF’s net asset value is calculated, other news events, and significant unobservable inputs (including the Fund’s or USCEF’s own assumptions in determining the fair value of investments). Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the fair value determined for a particular security may be materially different from the value realized upon its sale.

          Quoted prices are typically the “bid price” for securities held long and the “ask price” for securities sold short. If the pricing convention for the applicable security does not involve a bid or an ask, the quoted price is the quotation provided by a third party pricing source in accordance with the convention for that security.
          The Manager evaluates pricing sources on an ongoing basis and may change a pricing source at any time. The Manager normally does not evaluate the prices supplied by pricing sources on a day-to-day basis. The Manager monitors erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and has discretion to override a price supplied by a source (e.g., by taking a price supplied by another) when it believes that the price supplied is not reliable. In addition, although alternative prices often are available for many securities held by the Fund or USCEF, the existence of those alternative sources does not necessarily provide greater certainty about the prices used by the Fund or USCEF. In addition, because the Fund or USCEF may hold portfolio securities listed on foreign exchanges that trade on days on which the NYSE or the U.S. bond markets are closed, the net asset value of the Fund’s or USCEF’s shares may change significantly on days when shares cannot be redeemed.
NAME POLICY
          To comply with Securities and Exchange Commission (“SEC”) rules regarding the use of descriptive words in a fund’s name, the Fund has adopted a policy of investing at least 80% of its assets, through USCEF, in equity investments tied economically to the U.S. (the “Name Policy”). The Name Policy is described in the “Principal investment strategies” section of the Fund Summary.
          The Fund will not change its Name Policy without providing its shareholders at least 60 days’ prior written notice. When used in connection with the Fund’s Name Policy, “assets” include the Fund’s net assets plus any borrowings made for investment purposes. For purposes of this Prospectus, an investment is “tied economically” to the U.S. if: (i) it is an investment in an issuer that is organized under the laws of the U.S. or in an issuer that maintains its principal place of business in the U.S.; (ii) it is traded principally in the U.S.; or (iii) it is an investment in an issuer that derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in the U.S., or has at least 50% of its assets in the U.S. USCEF may invest directly in securities of companies in the U.S. or indirectly, for example, through investments in another GMO Fund, derivatives, or synthetic instruments with underlying assets that have economic characteristics similar to investments tied economically to the U.S.
DISCLOSURE OF PORTFOLIO HOLDINGS
          The Fund has established a policy with respect to disclosure of its portfolio holdings. That policy is described in the SAI. The largest fifteen portfolio holdings of the Fund and USCEF are posted monthly on GMO’s website. In addition, from time to time, position attribution information regarding the Fund and USCEF may be posted to GMO’s website (e.g., best/worst performing positions in the Fund over a specified time period). Such information is available without a confidentiality agreement to registered users on GMO’s website. Additional information regarding the Fund’s and USCEF’s portfolio holdings as of each month’s end is made available to shareholders of the Trust, qualified potential shareholders as determined by GMO (“potential shareholders”), and their consultants or agents through a secured link on GMO’s website approximately five days after month end. Periodically, in response to heightened market interest in specific issuers, the Fund’s and USCEF’s holdings in one or more issuers may be made available on a more frequent basis to shareholders of the Trust, potential shareholders, and their consultants or agents through a secured link on GMO’s website. This information may be posted as soon as the business day following the date to which the information relates.

          To access this information on GMO’s website (http://www.gmo.com/america/strategies), shareholders, potential shareholders, and their consultants and agents (“permitted recipients”) must contact GMO to obtain a password and user name (to the extent they do not already have them) and generally must enter into a confidentiality agreement with GMO and the Trust. GMO also may provide permitted recipients with information regarding underlying direct holdings of the Fund, and a confidentiality agreement is not required to view this information. GMO may make portfolio holdings information available in alternate formats and under additional circumstances under the conditions described in the SAI. Beneficial owners of shares of the Fund who have invested in the Fund through a broker or agent should contact that broker or agent for information on how to obtain access to information on the website regarding the Fund’s portfolio holdings.
          The Fund, USCEF, or GMO may suspend the posting of portfolio holdings, and the Fund may modify the disclosure policy, without notice to shareholders. Once posted, the Fund’s and USCEF’s portfolio holdings will remain available on the website at least until the Fund files a Form N-CSR (annual/semiannual report) or Form N-Q (quarterly schedule of portfolio holdings) for the period that includes the date of those holdings.
HOW TO PURCHASE SHARES
          Class R1 shares of the Fund may be purchased by eligible retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, and qualified deferred compensation plans) whose accounts are maintained by the Fund at an omnibus level.
          Under ordinary circumstances, you may purchase the Fund’s shares on days when the NYSE is open for business. Retirement plan participants may establish an account and add shares to an account by contacting the plan administrator (or another financial intermediary designated by the Fund or the plan administrator). The plan administrator or designated financial intermediary will conduct the transaction, or provide plan participants with the means to conduct the transaction themselves. Retirement plan participants should contact the plan administrator or designated financial intermediary for instructions on purchasing shares.
          There are no minimum initial or subsequent investment requirements for Class R1 shares of the fund. The plan administrator or other financial intermediary may impose transaction fees and/or other restrictions (in addition to those described in this Prospectus) for purchasing Fund shares through them.
          Funding Your Investment. You may purchase shares:
▶	By wire. Instruct your bank to wire the amount of your investment to:
State Street Bank and Trust Company, Boston, Massachusetts
ABA#: 011000028
Attn: Transfer Agent
Credit: GMO Series Fund Deposit Account 10111003
Further credit: GMO U.S. Core Equity Series Fund
          Purchase Policies. The plan administrator or other financial intermediary is responsible for transmitting a purchase request in good order to the Trust or its designated agent to avoid having it rejected by the Trust or its designated agent. If the purchase request is received in good order by the Trust or its designated agent, together with the U.S. dollar amount of the shares to be purchased (when federal funds, a wire, a check or Automated Clearing House (ACH) transaction are received), prior to the close of regular trading on the NYSE (generally 4:00 p.m. Boston time), the purchase price for the Fund shares to be purchased is the net asset value per share determined on that day. If the request and payment are received after the close of regular trading on the NYSE, the purchase price for the Fund shares to be purchased is the net asset value per share determined on the next business day that the NYSE is open. The specific requirements for good order depend on the type of account and transaction and the method of purchase; contact your financial intermediary. The Fund and its agents reserve the right to reject any purchase request.
          To help the U.S. government fight the funding of terrorism and money laundering activities, federal law requires the Trust to verify identifying information provided by each investor that opens an account. Additional identifying documentation also may be required. If the Trust is unable to verify the information shortly after your account is opened, the account may be closed and your shares redeemed at their net asset value at the time of the redemption.
          The Fund in its sole discretion and without notice may temporarily or permanently suspend sales of its shares to new investors and/or existing shareholders, change the categories of investors eligible to purchase Class R1 shares of the Fund, and change the minimum initial or subsequent investment requirements for Class R1 shares of the Fund.
          Frequent Trading Activity. As a matter of policy, the Trust will not honor requests for purchases or exchanges by shareholders identified as engaging in frequent trading strategies, including market timing, that GMO determines could be harmful to the Fund and its shareholders. Frequent trading strategies are generally strategies that involve repeated exchanges and/or purchases and redemptions (or redemptions and purchases) within a short period of time. Frequent trading strategies may be disruptive to the efficient management of the Fund, materially increase portfolio transaction costs and taxes, dilute the value of shares held by long-term investors, or otherwise be harmful to the Fund and its shareholders.
          The Trustees have adopted procedures designed to detect and prevent frequent trading activity that is harmful to the Fund and its shareholders (the “Procedures”). The Procedures include the fair valuation of foreign securities, periodic surveillance of trading in shareholder accounts and inquiry as to the nature of trading activity. If GMO determines that an account is engaging in frequent trading that has the potential to be harmful to the Fund or its shareholders, the Procedures permit GMO to adopt various prevention measures, including suspension of the account’s exchange and purchase privileges. There is no assurance that the Procedures will be effective in all instances. The Fund will not automatically redeem shares that are the subject of a rejected exchange request. The Fund reserves the right to reject any order or terminate the sale of Fund shares at any time.
          Class R1 shares of the Fund are distributed through financial intermediaries that submit aggregate or net purchase and redemption orders through omnibus accounts. These omnibus accounts often by nature engage in frequent transactions due to the daily trading activity of their underlying investors. Because transactions by omnibus accounts often take place on a net basis, GMO’s ability to detect and prevent frequent trading strategies within those accounts is limited. GMO ordinarily seeks the agreement of a financial intermediary to monitor for and/or restrict frequent trading in accordance with the Procedures. In addition, the Fund may rely on a financial intermediary to monitor for and/or restrict frequent trading in accordance with the intermediary’s policies and procedures in lieu of the Procedures if GMO believes that the financial intermediary’s policies and procedures are reasonably designed to detect and prevent frequent trading activity that GMO considers to be potentially harmful to the Fund and its shareholders. Shareholders who own Fund shares through an intermediary should consult with that intermediary regarding its frequent trading policies.

HOW TO REDEEM SHARES
          Under ordinary circumstances, you may redeem the Fund’s shares on days when the NYSE is open for business. Retirement plan participants may sell shares of the Fund by contacting the plan administrator (or another financial intermediary designated by the Fund or the plan administrator). The plan administrator or designated financial intermediary will conduct the transaction for retirement plan participants, or provide retirement plan participants with the means to conduct the transaction themselves. Financial intermediaries, including your plan administrator, may impose transaction fees and/or other restrictions (in addition to those described in this Prospectus) for redeeming Fund shares through them.
          Redemption Policies. The plan administrator or other financial intermediary is responsible for submitting a redemption request in good order to avoid having it rejected by the Trust or its designated agent. If the redemption request is received in good order by the Trust or its designated agent prior to the close of regular trading on the NYSE (generally 4:00 p.m. Boston time), the redemption price for the Fund shares to be redeemed is the net asset value per share determined on that day. If the request is received after the close of regular trading on the NYSE, the redemption price for the Fund shares to be redeemed is the net asset value per share determined on the next business day that the NYSE is open. The specific requirements for good order depend on the type of account and transaction and the method of redemption; contact your financial intermediary. In the event of a disaster affecting Boston, Massachusetts, plan administrators and other financial intermediaries should contact GMO to confirm that your redemption request was received and is in good order.
          Failure to provide the Trust with a properly authorized redemption request or otherwise satisfy the Trust as to the validity of any change to the wire instructions or registration address may result in a delay in processing a redemption request, delay in remittance of redemption proceeds, or a rejection of the redemption request.
          In its sole discretion, GMO may determine to have the Fund pay redemption proceeds wholly or partly in securities (selected by GMO) instead of cash. In particular, if market conditions deteriorate and the Manager believes the Fund’s redemption fee (if any) is not fair compensation for transaction costs, the Fund may limit cash redemptions (honoring redemptions with portfolio securities) to protect the interests of all Fund shareholders. In the event that the Fund makes a redemption in kind, you should expect to incur brokerage and other transaction charges when converting the securities to cash, and the securities will likely increase or decrease in value before you sell them.
          Redemption proceeds for investors who invest through eligible retirement plans or other financial intermediaries will be sent directly to the plan administrator or other financial intermediary. The Fund may take up to seven days to remit proceeds to the plan administrator or other financial intermediary.
          The Fund may suspend the right of redemption and may postpone payment for more than seven days:
•	if the NYSE and/or the Federal Reserve Bank are closed on days other than weekends or holidays

•	during periods when trading on the NYSE is restricted

•	during an emergency that makes it impracticable for the Fund to dispose of its securities or to fairly determine the net asset value of the Fund

•	during any other period permitted by the SEC for your protection.

          Pursuant to the Trust’s Agreement and Declaration of Trust, the Trust has the unilateral right to redeem Fund shares held by a shareholder at any time.
DISTRIBUTIONS AND TAXES
          The Fund’s policy is to declare and pay distributions of its net investment income, if any, at least annually. The Fund also intends to distribute net realized capital gains, whether from the sale of securities held by the Fund for not more than one year (net short-term capital gains) or from the sale of securities held by the Fund for more than one year (net long-term capital gains), if any, at least annually. In addition, the Fund may, from time to time and at its discretion, make unscheduled distributions in advance of large redemptions by shareholders or as otherwise deemed appropriate by the Fund. From time to time, distributions by the Fund could constitute, for U.S. federal income tax purposes, a return of capital to shareholders. Shareholders should read the description below for information regarding the tax character of distributions from the Fund to shareholders.
          All dividends and capital gain distributions paid to shareholders will be reinvested automatically, unless a shareholder elects to receive cash.
          The Fund is treated as a separate taxable entity for U.S. federal income tax purposes and intends to qualify each year as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). A RIC generally is not subject to tax at the fund level on income and gains from investments that are timely distributed to shareholders. However, the Fund’s failure to qualify as a RIC would result in Fund-level taxation, and consequently, a reduction in the value of the Fund, as well as in the income available for distribution to its shareholders.
          Shares of the Fund are offered primarily to certain eligible retirement plans, as well as through certain other tax-advantaged accounts (see “How to Purchase Shares” above). Shareholders that are retirement plans that qualify for tax-exempt treatment under U.S. federal income tax laws generally are not subject to U.S. federal income tax on distributions from the Fund or on redemptions of Fund shares. Special tax rules apply to investments through such plans. Plan participants whose retirement plan invests in the Fund generally are not subject to U.S. federal income tax on Fund distributions received by the plan or on redemptions of Fund shares by the plan. However, distributions to plan participants from a retirement plan generally are taxable to plan participants as ordinary income, with certain exceptions (for example, distributions to participants from a Roth 401(k) plan generally are not taxable to those participants).
          This prospectus does not address tax considerations that may be relevant to participants in “nonqualified” retirement plans, or to other investors. You should consult with your own tax advisor or the plan administrator or other financial intermediary through which your investment in the Fund is made to determine the suitability of the Fund as an investment through your retirement plan or other tax-advantaged account and the specific U.S. federal income, as well as any possible state, local, foreign or other, tax consequences to you of investing in the Fund through your plan or other account. See “Taxes” in the SAI for more information.
FUND CODES
The following chart identifies the ticker, news-media symbol, and CUSIP number for each share class of the Fund currently being offered (if any).

	Ticker	Symbol	CUSIP
Class R1	—	—	—

GMO SERIES TRUST
ADDITIONAL INFORMATION
          The Fund’s annual and semiannual reports to shareholders (when available) will contain additional information about the Fund’s investments. The Fund’s annual report (when available) will contain a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its initial fiscal year. The Fund’s annual and semiannual reports (when available) will be, and the Fund’s SAI is, available free of charge by writing to Shareholder Services at GMO, 40 Rowes Wharf, Boston, Massachusetts 02110 or by calling collect at 1-617-346-7646. The SAI contains more detailed information about the Fund and is incorporated by reference into this Prospectus, which means that it is legally considered to be part of this Prospectus.
          You can review and copy the Prospectus, SAI, and reports (when available) at the SEC’s Public Reference Room in Washington, D.C. Information regarding the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520.
          Shareholders who wish to communicate with the Trustees must do so by mailing a written communication, addressed as follows: To the Attention of the Board of Trustees, c/o GMO Trust Chief Compliance Officer, 40 Rowes Wharf, Boston, MA 02110. The shareholder communication must (i) be in writing and be signed by the shareholder, (ii) identify the Fund, and (iii) identify the class and number of shares held beneficially or of record by the shareholder.
SHAREHOLDER INQUIRIES
Plan administrators and financial
intermediaries may request additional
information from and direct inquiries to:
Shareholder Services at
Grantham, Mayo, Van Otterloo & Co. LLC
40 Rowes Wharf, Boston, MA 02110
1-617-346-7646 (call collect)
1-617-439-4192 (fax)
SHS@GMO.com
website: http://www.gmo.com
Plan participants should contact their plan administrator
or other financial intermediary for information.
DISTRIBUTOR
Funds Distributor, LLC
10 High Street
Suite 302
Boston, Massachusetts 02110
Investment Company Act File No. 811-22564

GMO SERIES TRUST
STATEMENT OF ADDITIONAL INFORMATION
October 1, 2011
GMO U.S. Core Equity Series Fund
Class R1: —
This Statement of Additional Information is not a prospectus. It relates to the Prospectus for GMO U.S. Core Equity Series Fund (the “Fund”) dated October 1, 2011, as amended and revised from time to time thereafter (the “Prospectus”), and should be read in conjunction therewith. Information from the Prospectus is, and (when available) information from the annual report to shareholders of the Fund will be, incorporated by reference into this Statement of Additional Information. The Prospectus and the annual report to shareholders (when available) of the Fund may be obtained free of charge from GMO Series Trust (the “Trust”), 40 Rowes Wharf, Boston, Massachusetts 02110, or by calling the Trust collect at 1-617-346-7646.

-i-

INVESTMENT OBJECTIVES AND POLICIES
The investment objective and principal strategies of, and risks of investing in, the Fund are described in the Prospectus. The Fund invests substantially all of its assets in GMO U.S. Core Equity Fund (“USCEF”), which invests directly in securities and other instruments. References to the Fund in this Statement of Additional Information may refer to actions undertaken by the Fund or USCEF. Unless otherwise indicated in the Prospectus or this Statement of Additional Information, the investment objective and policies of the Fund may be changed without shareholder approval.
FUND INVESTMENTS
The following list indicates the types of investments that the Fund (through USCEF) is generally permitted (but not required) to make. The Fund may, however, make other types of investments, provided the investments are consistent with the Fund’s investment objective and policies and the Fund’s investment restrictions do not expressly prohibit it from so doing.
Investors should note that, when used in this Statement of Additional Information, the term “invest” includes both direct investing and indirect investing and the term “investments” includes both direct investments and indirect investments. For instance, the Fund may invest indirectly or make indirect investments by investing in another investment company or in derivatives and synthetic instruments with economic characteristics similar to the underlying asset. Accordingly, the following list indicates the types of investments that the Fund (through USCEF) is directly or indirectly permitted to make.
•	U.S. Equity Securities[1]

•	Foreign Investments—Foreign Issuers[2]

•	Foreign Investments—Foreign Issuers (Traded on U.S. Exchanges)[2]

•	Securities Lending

•	Depositary Receipts

•	Convertible Securities

•	Preferred Stocks

•	Warrants and Rights

•	Options and Futures

•	Swap Contracts and Other Two-Party Contracts

•	Foreign Currency Transactions

•	Repurchase Agreements

•	Debt and Other Fixed Income Securities

•	Debt and Other Fixed Income Securities—Long and Medium Term Corporate & Government Bonds[3]

•	Debt and Other Fixed Income Securities—Short-Term Corporate & Government Bonds[3]

•	Cash and Other High Quality Investments

•	U.S. Government Securities and Foreign Government Securities

•	Real Estate Investment Trusts and other Real Estate-Related Investments

•	Reverse Repurchase Agreements and Dollar Roll Agreements

•	Illiquid Securities, Private Placements, Restricted Securities, and IPOs and Other Limited Opportunities

•	Investments in Other Investment Companies or Other Pooled Investments

•	Investments in Other Investment Companies—Shares of Other GMO Trust Funds
Footnotes to Fund Investments List

[1]	For more information, see, among other sections, “Description of Principal Risks—Market Risk—Equity Securities Risk” in the Prospectus.

[2]	For more information, see, among other sections, “Descriptions and Risks of Fund Investments—Risks of Foreign Investments” herein.

[3]	For more information, see, among other sections, “Descriptions and Risks of Fund Investments—U.S. Government Securities and Foreign Government Securities” herein.
(Note: Some of the footnotes to the above list refer investors to various risks described in the “Description of Principal Risks” section of the Prospectus for more information relating to a particular type of investment listed in the charts. The presence of such a risk cross reference for a particular Fund investment is not intended to indicate that such risk is a principal risk of the Fund, and instead is intended to provide more information regarding the risks associated with the particular investment. Please refer to the “Fund Summary” and “Description of Principal Risks” sections of the Prospectus for a description of the Fund’s principal risks.)
DESCRIPTIONS AND RISKS OF FUND INVESTMENTS
The following is a description of investment practices in which the Fund (through USCEF) may engage and the risks associated with their use. Because the Fund invests substantially all of its assets in USCEF, the Fund is exposed to the investment practices of USCEF. USCEF, and therefore the Fund, is also indirectly exposed to the investment practices of the GMO Funds or other investment companies in which USCEF invests (the “underlying funds”), and USCEF and the Fund are therefore subject to all risks associated with the practices of the underlying funds. UNLESS OTHERWISE NOTED HEREIN, THE INVESTMENT PRACTICES AND ASSOCIATED RISKS DETAILED BELOW ALSO INCLUDE THOSE TO WHICH USCEF AND THE FUND MAY BE EXPOSED THROUGH USCEF’S INVESTMENT IN UNDERLYING FUNDS. ANY REFERENCES TO INVESTMENTS MADE BY THE FUND INCLUDE THOSE THAT MAY BE MADE BOTH DIRECTLY BY THE FUND AND USCEF, AND INDIRECTLY BY USCEF (E.G., THROUGH USCEF’S INVESTMENTS IN UNDERLYING FUNDS OR THROUGH INVESTMENTS IN DERIVATIVES OR SYNTHETIC INSTRUMENTS).
Portfolio Turnover
Based on the Manager’s assessment of market conditions, it may trade the Fund’s investments more frequently at some times than at others, resulting in a higher portfolio turnover rate. Increased portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund, and which may adversely affect the Fund’s performance. It also may give rise to additional taxable income for its shareholders, including through the realization of capital gains or other types of income that are taxable to Fund shareholders when distributed by the Fund to them, unless those shareholders are themselves exempt from taxation or otherwise investing in the Fund through a tax-advantaged account. If portfolio turnover results in the recognition of short-term capital gains, those gains, when distributed to shareholders, typically are taxed to shareholders at ordinary income tax rates. The after-tax impact of portfolio turnover is not considered when making investment decisions for the Fund. See “Distributions and Taxes” in the Prospectus and “Distributions” and “Taxes” in this Statement of Additional Information for more information.
Diversified Portfolios
The Fund is a “diversified” fund required to satisfy the diversified fund requirements under the Investment Company Act of 1940, as amended (the “1940 Act”). At least 75% of the value of a diversified fund’s total assets must be represented by cash and cash items (including receivables), government securities, securities of other investment companies, and other securities that for the purposes of this calculation are limited in respect of any one issuer to not greater than 5% of the value of the fund’s total assets and not more than 10% of the outstanding voting securities of any single issuer.
The Fund also must meet diversification standards to qualify as a “regulated investment company” under the Internal Revenue Code of 1986, as amended (the “Code”). See “Taxes” below for a description of these diversification standards.
Accelerated Transactions
For the Fund to take advantage of certain available investment opportunities, the Manager may need to make investment decisions on an expedited basis. In such cases, the information available to the Manager at the time of an investment decision may be limited. The Manager may not, therefore, have access to the detailed information necessary for a full analysis and evaluation of the investment opportunity.
Risks of Foreign Investments
General. Investment in foreign issuers or securities principally traded outside the United States may involve special risks due to foreign economic, political, and legal developments, including favorable or unfavorable changes in currency exchange rates, exchange control regulations (including currency blockage), expropriation, nationalization or confiscatory taxation of assets, and possible difficulty in obtaining and enforcing judgments against foreign entities. The Fund may be subject to foreign taxation on realized capital gains, dividends or interest payable on foreign securities, on transactions in those securities and on the repatriation of proceeds generated from those securities. Transaction-based charges are generally calculated as a percentage of the transaction amount and are paid upon the sale or transfer of portfolio securities subject to such taxes. Any taxes or other charges paid or incurred by the Fund in respect of its foreign securities will reduce its yield. See “Taxes” below for more information about these and other special tax considerations applicable to investments in securities of foreign issuers and securities principally traded outside the United States.
In addition, the tax laws of some foreign jurisdictions in which the Fund may invest are unclear and interpretations of such laws can change over time. As a result, in order to comply with guidance related to the accounting and disclosure of uncertain tax positions under U.S. generally accepted accounting principles (“GAAP”), the Fund may be required to accrue for book purposes certain foreign taxes in respect of its foreign securities or other foreign investments that it may or may not ultimately pay. Such tax accruals will reduce the Fund’s net asset value at the time accrued, even though, in some cases, the Fund ultimately will not pay the related tax liabilities. Conversely, the Fund’s net asset value will be increased by any tax accruals that are ultimately reversed.
Issuers of foreign securities are subject to different, often less comprehensive, accounting, custody, reporting, and disclosure requirements than U.S. issuers. The securities of some foreign governments, companies, and securities markets are less liquid, and at times more volatile, than comparable U.S. securities and securities markets. Foreign brokerage commissions and related fees also are generally higher than in the United States. The Fund also may be affected by different custody and/or settlement practices or delayed settlements in some foreign markets. The laws of some foreign countries may limit the Fund’s ability to invest in securities of certain issuers located in those countries.
Foreign countries may have reporting requirements with respect to the ownership of securities, and those reporting requirements may be subject to interpretation or change without prior notice to investors. While the Fund makes reasonable efforts to stay informed of foreign reporting requirements relating to the Fund’s foreign portfolio securities (e.g., through the Fund’s brokerage contacts, publications of the Investment Company Institute, which is the national association of U.S. investment companies, the Fund’s custodial network, and, to the extent deemed appropriate by the Fund under the circumstances, local counsel in the relevant foreign country), no assurance can be given that the Fund will satisfy applicable foreign reporting requirements at all times.
Securities Lending
The Fund may make secured loans of its portfolio securities amounting to not more than one-third of its total assets. For these purposes, total assets include the proceeds of such loans. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially, including possible impairment of the Fund’s ability to vote the securities. However, securities loans will be made to broker-dealers that the Manager believes to be of relatively high credit standing pursuant to agreements requiring that the loans be collateralized by cash, liquid securities, or shares of other investment companies with a value at least equal to the market value of the loaned securities (marked to market daily). If a loan is collateralized by U.S. government or other securities, the Fund receives a fee from the borrower. If a loan is collateralized by cash, the Fund typically invests the cash collateral for its own account in one or more money market funds (in which case the Fund will bear its pro rata share of such money market fund’s fees and expenses), or directly in interest-bearing, short-term securities, and typically pays a fee to the borrower that normally represents a portion of the Fund’s earnings on the collateral. As with other extensions of credit, the Fund bears the risk of delay in the recovery of loaned securities and of loss of rights in the collateral should the borrower fail financially. The Fund also bears the risk that the value of investments made with collateral may decline. The Fund bears the risk of total loss with respect to the investment of collateral.

Voting rights or rights to consent with respect to the loaned securities pass to the borrower. The Fund has the right to call loans at any time on reasonable notice and will do so if both (i) the Manager receives adequate notice of a proposal upon which shareholders are being asked to vote, and (ii) the Manager believes that the benefits to the Fund of voting on such proposal outweigh the benefits to the Fund of having the security remain out on loan. However, the Fund bears the risk of delay in the return of the security, impairing the Fund’s ability to vote on such matters. The Manager has retained lending agents on behalf of the Fund that are compensated based on a percentage of the Fund’s return on its securities lending. The Fund may also pay various fees in connection with securities loans, including shipping fees and custodian fees.
Depositary Receipts
The Fund may invest in American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), and European Depositary Receipts (“EDRs”) or other similar securities representing ownership of foreign securities (collectively, “Depositary Receipts”) if issues of such Depositary Receipts are available that are consistent with the Fund’s investment objective. Depositary Receipts generally evidence an ownership interest in a corresponding foreign security on deposit with a financial institution. Transactions in Depositary Receipts usually do not settle in the same currency as the underlying foreign securities are denominated or traded. Generally, ADRs are designed for use in the U.S. securities markets and EDRs are designed for use in European securities markets. GDRs may be traded in any public or private securities market and may represent securities held by institutions located anywhere in the world. GDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they may be issued by U.S. financial institutions, and evidence ownership interests in a security or pool of securities issued by either a foreign or a domestic corporation.
Because the value of a Depositary Receipt is dependent upon the market price of an underlying foreign security, Depositary Receipts are subject to most of the risks associated with investing in foreign securities directly. Depositary Receipts may be issued as sponsored or unsponsored programs. See “Descriptions and Risks of Fund Investments—Risks of Foreign Investments.” Depositary Receipts also may be subject to liquidity risk.
Convertible Securities
A convertible security is a security (a bond or preferred stock) that may be converted at a stated price within a specified period into a specified number of shares of common stock of the same or a different issuer. Convertible securities are senior to common stock in a corporation’s capital structure, but are usually subordinated to senior debt obligations of the issuer. Convertible securities provide holders, through their conversion feature, an opportunity to participate in increases in the market price of their underlying securities. The price of a convertible security is influenced by the market price of the underlying security, and tends to increase as the market price rises and decrease as the market price declines. The Manager regards convertible securities as a form of equity security.
The value of a convertible security is a function of its “investment value” (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its “conversion value” (the security’s worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors may also have an effect on the convertible security’s investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, as in the case of “broken” or “busted” convertibles, the price of the convertible security is governed principally by its investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security. Generally, the amount of the premium decreases as the convertible security approaches maturity.
A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third-party.
Preferred Stocks
Preferred stocks include convertible and non-convertible preferred and preference stocks that are senior to common stock. Preferred stocks are equity securities that are senior to common stock with respect to the right to receive dividends and a fixed share of the proceeds resulting from the issuer’s liquidation. Some preferred stocks also entitle their holders to receive additional liquidation proceeds on the same basis as holders of the issuer’s common stock, and thus represent an ownership interest in the issuer. Depending on the features of the particular security, holders of preferred stock may bear the risks disclosed in the Prospectus or this Statement of Additional Information regarding equity or fixed income securities.
Investment in preferred stocks involves certain risks. Certain preferred stocks contain provisions that allow an issuer under certain conditions to skip or defer distributions. If the Fund owns a preferred stock that is deferring its distribution, it may be required to report income for tax purposes despite the fact that it is not receiving current income on this position. Preferred stocks often are subject to legal provisions that allow for redemption in the event of certain tax or legal changes or at the issuer’s call. In the event of redemption, the Fund may not be able to reinvest the proceeds at comparable rates of return. Preferred stocks are subordinated to bonds and other debt securities in an issuer’s capital structure in terms of priority for corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt securities. Preferred stocks may trade less frequently and in a more limited volume and may be subject to more abrupt or erratic price movements than many other securities, such as common stocks, corporate debt securities and U.S. government securities.
Warrants and Rights
The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a stated price. The

Fund typically uses warrants and rights in a manner similar to its use of options on securities, as described in “Options and Futures” below. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of options. Unlike most options, however, warrants and rights are issued in specific amounts, and warrants generally have longer terms than options. Warrants and rights are not likely to be as liquid as exchange-traded options backed by a recognized clearing agency. In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such time, or in such quantities, as the Fund would otherwise wish.
Options and Futures
The Fund uses options and futures for various purposes, including for investment purposes and as a means to hedge other investments. (See “Uses of Derivatives” below for more information regarding the various derivatives strategies the Fund may employ using options and futures.) The use of options contracts, futures contracts, and options on futures contracts involves risk. Thus, while the Fund may benefit from the use of options, futures, and options on futures, unanticipated changes in interest rates, securities prices, currency exchange rates, or other underlying assets or reference rates may adversely affect the Fund’s performance.
Options on Securities and Indices. The Fund may purchase and sell put and call options on equity, fixed income or other securities or indices in standardized exchange-traded contracts. An option on a security or index is a contract that gives the holder of the option, in return for a premium, the right (but not the obligation) to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of the index underlying the option) at a specified price. Upon exercise, the writer of an option on a security has the obligation to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is required to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option.
Purchasing Options on Securities and Indices. Among other reasons, the Fund may purchase a put option to hedge against a decline in the value of a portfolio security. If such a decline occurs, the put option will permit the Fund to sell the security at the higher exercise price or to close out the option at a profit. By using put options in this manner, the Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by its transaction costs. In order for a put option purchased by the Fund to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium paid by the Fund and transaction costs.
Among other reasons, the Fund may purchase call options to hedge against an increase in the price of securities the Fund anticipates purchasing in the future. If such a price increase occurs, a call option will permit the Fund to purchase the securities at the exercise price or to close out the option at a profit. The premium paid for the call option, plus any transaction costs, will reduce the benefit, if any, that the Fund realizes upon exercise of the option and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund. Thus, for a call option purchased by the Fund to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium paid by the Fund to the writer and transaction costs.
In the case of both call and put options, the purchaser of an option risks losing the premium paid for the option plus related transaction costs if the option expires worthless.
Writing Options on Securities and Indices. Because the Fund receives a premium for writing a put or call option, the Fund may seek to increase its return by writing call or put options on securities or indices. The premium the Fund receives for writing an option will increase the Fund’s return in the event the option expires unexercised or is closed out at a profit. The size of the premium the Fund receives reflects, among other things, the relationship of the market price and volatility of the underlying security or index to the exercise price of the option, the remaining term of the option, supply and demand, and interest rates.
The Fund may write a call option on a security or other instrument held by the Fund (commonly known as “writing a covered call option”). In such case, the Fund limits its opportunity to profit from an increase in the market price of the underlying security above the exercise price of the option. Alternatively, the Fund may write a call option on securities in which it may invest but that are not currently held by the Fund (commonly known as “writing a naked call option”). During periods of declining securities prices or when prices are stable, writing these types of call options can be a profitable strategy to increase the Fund’s income with minimal capital risk. However, when securities prices increase, the Fund is exposed to an increased risk of loss, because if the price of the underlying security or instrument exceeds the option’s exercise price, the Fund will suffer a loss equal to the amount by which the market price exceeds the exercise price at the time the call option is exercised, minus the premium received. Calls written on securities that the Fund does not own are riskier than calls written on securities owned by the Fund because there is no underlying security held by the Fund that can act as a partial hedge. When such a call is exercised, the Fund must purchase the underlying security to meet its call obligation or make a payment equal to the value of its obligation in order to close out the option. Calls written on securities that the Fund does not own have speculative characteristics and the potential for loss is unlimited. There is also a risk, especially with less liquid preferred and debt securities, that the securities may not be available for purchase.
The Fund also may write a put option on a security. In so doing, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then-current market price, resulting in a loss on exercise equal to the amount by which the market price of the security is below the exercise price minus the premium received.
OTC Options. The Fund may also invest in over-the-counter (“OTC”) options. OTC options differ from exchange-traded options in that they are two-party contracts, with price and other terms negotiated between the buyer and seller, and generally do not have as much market liquidity as exchange-traded options.
Closing Options Transactions. The holder of an option may terminate its position in a put or call option it has purchased by allowing it to expire or by exercising the option. If an option is

American style, it may be exercised on any day up to its expiration date. In contrast, a European style option may be exercised only on its expiration date.
In addition, a holder of an option may terminate its obligation prior to the option’s expiration by effecting an offsetting closing transaction. In the case of exchange-traded options, the Fund, as a holder of an option, may effect an offsetting closing sale transaction by selling an option of the same series as the option previously purchased. The Fund realizes a loss from a closing sale transaction if the premium received from the sale of the option is less than the premium paid to purchase the option (plus transaction costs). Similarly, if the Fund has written an option, it may effect an offsetting closing purchase transaction by buying an option of the same series as the option previously written. The Fund realizes a loss from a closing purchase transaction if the cost of the closing purchase transaction (option premium plus transaction costs) is greater than the premium received from writing the option. If the Fund desires to sell a security on which it has written a call option, it will effect a closing purchase prior to or concurrently with the sale of the security. There can be no assurance, however, that a closing purchase or sale can be effected when the Fund desires to do so.
An OTC option may be closed only with the counterparty, although either party may engage in an offsetting transaction that puts that party in the same economic position as if it had closed out the option with the counterparty.
No guarantee exists that the Fund will be able to effect a closing purchase or a closing sale with respect to a specific option at any particular time.
Risk Factors in Options Transactions. There are various risks associated with transactions in exchange-traded and OTC options. The value of options written by the Fund will be affected by many factors, including changes in the value of underlying securities or indices, changes in the dividend rates of underlying securities (or in the case of indices, the securities comprising such indices), changes in interest rates, changes in the actual or perceived volatility of the stock market and underlying securities, and the remaining time to an option’s expiration. The value of an option also may be adversely affected if the market for the option is reduced or becomes less liquid. In addition, since an American style option allows the holder to exercise its rights any time prior to expiration of the option, the writer of an American style option has no control over the time when it may be required to fulfill its obligations as a writer of the option. This risk is not present when writing a European style option since the holder may only exercise the option on its expiration date.
The Fund’s ability to use options as part of its investment programs depends on the liquidity of the markets in those instruments. In addition, there can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. If the Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. As the writer of a call option on a portfolio security, during the option’s life, the Fund foregoes the opportunity to profit from increases in the market value of the security underlying the call option above the sum of the premium and the strike price of the call, but retains the risk of loss (net of premiums received) should the price of the underlying security decline. Similarly, as the writer of a call option on a securities index, the

Fund foregoes the opportunity to profit from increases in the index over the strike price of the option, though it retains the risk of loss (net of premiums received) should the price of the Fund’s portfolio securities decline. If the Fund writes a call option and does not hold the underlying security or instrument, the amount of the Fund’s potential loss is theoretically unlimited.
An exchange-traded option may be closed out by means of an offsetting transaction only on a national securities exchange (“Exchange”), which provides a secondary market for an option of the same series. If a liquid secondary market for an exchange-traded option does not exist, the Fund might not be able to effect an offsetting closing transaction for a particular option. Reasons for the absence of a liquid secondary market on an Exchange include the following: (i) insufficient trading interest in some options; (ii) restrictions by an Exchange on opening or closing transactions, or both; (iii) trading halts, suspensions, or other restrictions on particular classes or series of options or underlying securities; (iv) unusual or unforeseen interruptions in normal operations on an Exchange; (v) inability to handle current trading volume; or (vi) discontinuance of options trading (or trading in a particular class or series of options) (although outstanding options on an Exchange that were issued by the Options Clearing Corporation should continue to be exercisable in accordance with their terms). In addition, the hours of trading for options on an Exchange may not conform to the hours during which the securities held by the Fund are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that may not be reflected in the options markets.
The Exchanges generally have established limits on the maximum number of options an investor or group of investors acting in concert may write. The Fund, the Manager, and other clients of the Manager may constitute such a group. These limits could restrict the Fund’s ability to purchase or sell options on a particular security.
An OTC option may be closed only with the counterparty, although either party may engage in an offsetting transaction that puts that party in the same economic position as if it had closed out the option with the counterparty; however, the exposure to counterparty risk may differ. See “Swap Contracts and Other Two-Party Contracts—Risk Factors in Swap Contracts, OTC Options, and Other Two-Party Contracts” below for a discussion of counterparty risk and other risks associated with investing in OTC options.
The Fund’s ability to engage in options transactions may be limited by tax considerations.
Currency Options. The Fund may purchase and sell options on currencies. Options on currencies possess many of the same characteristics as options on securities and generally operate in a similar manner.
Futures. To the extent consistent with applicable law and its investment restrictions, the Fund may invest in futures contracts on, among other things, financial instruments (such as a U.S. government security or other fixed income security), individual equity securities (“single stock futures”), securities indices, interest rates, and currencies. Futures contracts on securities indices are referred to herein as “Index Futures.” The purchase of futures contracts can serve as a long hedge, and the sale of futures contracts can serve as a limited short hedge. The purchase and sale of futures contracts also may be used for speculative purposes.
Certain futures contracts are physically settled (i.e., involve the making and taking of delivery of a specified amount of an underlying security or other asset). For instance, the sale of futures contracts on foreign currencies or financial instruments creates an obligation of the seller to deliver a specified quantity of an underlying foreign currency or financial instrument called for in the contract for a stated price at a specified time. Conversely, the purchase of such futures contracts creates an obligation of the purchaser to pay for and take delivery of the underlying foreign currency or financial instrument called for in the contract for a stated price at a specified time. In some cases, the specific instruments delivered or taken, respectively, on the settlement date are not determined until on or near that date. That determination is made in accordance with the rules of the exchange on which the sale or purchase was made. Some futures contracts are cash settled (rather than physically settled), which means that the purchase price is subtracted from the current market value of the instrument and the net amount, if positive, is paid to the purchaser by the seller of the futures contract and, if negative, is paid by the purchaser to the seller of the futures contract. In particular, Index Futures are agreements pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of a securities index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of a securities index might be a function of the value of certain specified securities, no physical delivery of these securities is made.
The purchase or sale of a futures contract differs from the purchase or sale of a security or option in that no price or premium is paid or received. Instead, an amount of cash, U.S. government securities, or other liquid assets equal in value to a percentage of the face amount of the futures contract must be deposited with the broker. This amount is known as initial margin. The amount of the initial margin is generally set by the market on which the contract is traded (margin requirements on foreign exchanges may be different than those on U.S. exchanges). Subsequent payments to and from the broker, known as variation margin, are made on a daily basis as the price of the underlying futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.” For futures contracts which are cash settled, the Fund may designate or segregate liquid assets in an amount equal to the Fund’s daily marked-to-market value of such contract. Prior to the settlement date of the futures contract, the position may be closed by taking an opposite position. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker, and the purchaser realizes a loss or gain. In addition, a commission is paid to the broker on each completed purchase and sale.
Although some futures contracts call for making or taking delivery of the underlying securities, currencies or other underlying instrument, in most cases, futures contracts are closed before the settlement date without the making or taking of delivery by offsetting purchases or sales of matching futures contracts (i.e., with the same exchange, underlying financial instrument, currency, or index, and delivery month). If the price of the initial sale exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the seller realizes a loss. Similarly, a purchase of a futures contract is closed out by selling a corresponding futures contract. If the offsetting sale price exceeds the original purchase price, the purchaser realizes a gain, and, if the original purchase price exceeds the offsetting sale price, the purchaser realizes a loss. Any transaction costs must also be included in these calculations.
In the United States, futures contracts are traded only on commodity exchanges or boards of trade — known as “contract markets” — approved by the Commodity Futures Trading Commission (“CFTC”), and must be executed through a futures commission merchant or brokerage firm that is a member of the relevant market. The Fund may also purchase futures contracts on foreign exchanges or similar entities, which are not regulated by the CFTC and may not be subject to the same degree of regulation as the U.S. contract markets. (See “Additional Risks of Options on Securities, Futures Contracts, and Options on Futures Contracts Traded on Foreign Exchanges” below.)
Index Futures. The Fund’s purchase and sale of Index Futures is limited to contracts and exchanges approved by the CFTC. The Fund may close open positions on an exchange on which Index Futures are traded at any time up to and including the expiration day. In general, all positions that remain open at the close of business on that day must be settled on the next business day (based on the value of the relevant index on the expiration day). Additional or different margin requirements as well as settlement procedures may apply to foreign stock Index Futures.
Interest Rate Futures. The Fund may engage in transactions involving the use of futures on interest rates. These transactions may be in connection with investments in U.S. government securities and other fixed income securities.
Currency Futures. The Fund may buy and sell futures contracts on currencies.
Options on Futures Contracts. Options on futures contracts give the purchaser the right in return for the premium paid to assume a long position (in the case of a call option) or a short position (in the case of a put option) in a futures contract at the option exercise price at any time during the period of the option (in the case of an American style option) or on the expiration date (in the case of European style option). Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the holder acquires a short position and the writer is assigned the opposite long position in the futures contract. Accordingly, in the event that an option is exercised, the parties will be subject to all the risks associated with the trading of futures contracts, such as payment of initial and variation margin deposits.
The Fund may use options on futures contracts in lieu of writing or buying options directly on the underlying securities or purchasing and selling the underlying futures contracts. For example, to hedge against a possible decrease in the value of its portfolio securities, the Fund may purchase put options or write call options on futures contracts rather than selling futures contracts. Similarly, the Fund may hedge against a possible increase in the price of securities the Fund expects to purchase by purchasing call options or writing put options on futures contracts rather than purchasing futures contracts. In addition, the Fund may purchase and sell interest rate options on U.S. Treasury or Eurodollar futures to take a long or short position on interest rate fluctuations. Options on futures contracts generally operate in the same manner as options purchased or written directly on the underlying investments.
The Fund also is required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits may vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.
A position in an option on a futures contract may be terminated by the purchaser or seller prior to expiration by effecting a closing purchase or sale transaction, subject to the availability of a liquid secondary market, which is the purchase or sale of an option of the same type (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the Fund’s profit or loss on the transaction.
Risk Factors in Futures and Futures Options Transactions. Investment in futures contracts involves risk. A purchase or sale of futures contracts may result in losses in excess of the amount invested in the futures contract. If a futures contract is used for hedging, an imperfect correlation between movements in the price of the futures contract and the price of the security, currency, or other investment being hedged creates risk. Correlation is higher when the investment being hedged underlies the futures contract. Correlation is lower when the investment being hedged is different than the security, currency, or other investment underlying the futures contract, such as when a futures contract on an index of securities is used to hedge a single security, a futures contract on one security (e.g., U.S. Treasury bonds) is used to hedge a different security, or when a futures contract in one currency is used to hedge a security denominated in another currency. In the case of Index Futures and futures on commodity indices, changes in the price of those futures contracts may not correlate perfectly with price movements in the relevant index due to market distortions. In the event of an imperfect correlation between a futures position and the portfolio position (or anticipated position) intended to be hedged, the Fund may realize a loss on the futures contract at the same time the Fund is realizing a loss on the portfolio position intended to be hedged. To compensate for imperfect correlations, the Fund may purchase or sell futures contracts in a greater amount than the hedged investments if the volatility of the price of the hedged investments is historically greater than the volatility of the futures contracts. Conversely, the Fund may purchase or sell fewer futures contracts if the volatility of the price of the hedged investments is historically less than that of the futures contract. The successful use of transactions in futures and related options for hedging also depends on the direction and extent of exchange rate, interest rate and asset price movements within a given time frame. For example, to the extent equity prices remain stable during the period in which a futures contract or option is held by the Fund investing in equity securities (or such prices move in a direction opposite to that anticipated), the Fund may realize a loss on the futures transaction, which is not fully or partially offset by an increase in the value of its portfolio securities. As a result, the Fund’s total return for such period may be less than if it had not engaged in the hedging transaction.

All participants in the futures market are subject to margin deposit and maintenance requirements. Instead of meeting margin calls, investors may close futures contracts through offsetting transactions, which could distort normal correlations. The margin deposit requirements in the futures market are less onerous than margin requirements in the securities market, allowing for more speculators who may cause temporary price distortions. Trading hours for foreign stock Index Futures may not correspond perfectly to the trading hours of the foreign exchange to which a particular foreign stock Index Future relates. As a result, the lack of continuous arbitrage may cause a disparity between the price of foreign stock Index Futures and the value of the relevant index.
The Fund may purchase futures contracts (or options on them) as an anticipatory hedge against a possible increase in the price of a currency in which securities the Fund anticipates purchasing is denominated. In such instances, the currency may instead decline. If the Fund does not then invest in those securities, the Fund may realize a loss on the futures contract that is not offset by a reduction in the price of the securities purchased.
The Fund’s ability to engage in the futures and options on futures strategies described above depends on the liquidity of the markets in those instruments. Trading interest in various types of futures and options on futures cannot be predicted. Therefore, no assurance can be given that the Fund will be able to utilize these instruments at all or that their use will be effective. In addition, there can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures or option on a futures contract position, and that Fund would remain obligated to meet margin requirements until the position is closed. The liquidity of a secondary market in a futures contract may be adversely affected by “daily price fluctuation limits” established by commodity exchanges to limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached, no trades of the contract may be entered at a price beyond the limit, thus preventing the liquidation of open futures positions. In the past, prices have exceeded the daily limit on several consecutive trading days. Short (and long) positions in Index Futures may be closed only by purchasing (or selling) a futures contract on the exchange on which the Index Futures are traded.
As discussed above, if the Fund purchases or sells a futures contract, it is only required to deposit initial and variation margin as required by relevant CFTC regulations and the rules of the contract market. The Fund’s net asset value will generally fluctuate with the value of the security or other instrument underlying a futures contract as if it were already in the Fund’s portfolio. Futures transactions can have the effect of investment leverage. Furthermore, if the Fund combines short and long positions, in addition to possible declines in the values of its investment securities, the Fund will incur losses if the index underlying the long futures position underperforms the index underlying the short futures position.
In addition, if the Fund’s futures brokers become bankrupt or insolvent, or otherwise default on their obligations to the Fund, the Fund may not receive all amounts owing to it in respect of its trading, despite the futures clearinghouse fully discharging all of its obligations. Furthermore, in the event of the bankruptcy of a futures broker, the Fund could be limited to recovering only a pro rata share of all available funds segregated on behalf of the futures broker’s combined customer accounts, even though certain property specifically traceable to the Fund was held by the futures broker.
The Fund’s ability to engage in futures and options on futures transactions may be limited by tax considerations.
Additional Risks of Options on Securities, Futures Contracts, and Options on Futures Contracts Traded on Foreign Exchanges. Options on securities, futures contracts, options on futures contracts, and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States (which are regulated by the CFTC) and may be subject to greater risks than trading on domestic exchanges. For example, some foreign exchanges may be principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. The lack of a common clearing facility creates counterparty risk. If a counterparty defaults, the Fund normally will have contractual remedies against that counterparty, but may be unsuccessful in enforcing those remedies. When seeking to enforce a contractual remedy, the Fund also is subject to the risk that the parties may interpret contractual terms (e.g., the definition of default) differently. Counterparty risk is greater for derivatives with longer maturities where events may intervene to prevent settlement. Counterparty risk is also greater when the Fund has concentrated its derivatives with a single or small group of counterparties as it sometimes does as a result of its use of swaps and other OTC derivatives. To the extent the Fund has significant exposure to a single counterparty, this risk will be particularly pronounced for the Fund. If a dispute occurs, the cost and unpredictability of the legal proceedings required for the Fund to enforce its contractual rights may lead the Fund to decide not to pursue its claims against the counterparty. The Fund thus assumes the risk that it may be unable to obtain payments owed under foreign futures contracts or that those payments may be delayed or made only after the Fund has incurred the costs of litigation. In addition, unless the Fund hedges against fluctuations in the exchange rate between the currencies in which trading is done on foreign exchanges and other currencies, any profits that the Fund might realize in trading could be offset (or worse) by adverse changes in the exchange rate. The value of foreign options and futures may also be adversely affected by other factors unique to foreign investing (see “Risks of Foreign Investments” above).
Swap Contracts and Other Two-Party Contracts
The Fund uses swap contracts (or “swaps”) and other two-party contracts for the same or similar purposes as options and futures. (See “Uses of Derivatives” below for more information regarding the various derivatives strategies the Fund may employ using swap contracts and other two-party contracts.)
Swap Contracts. The Fund may directly or indirectly use various different types of swaps, such as swaps on securities and securities indices, total return swaps, interest rate swaps, currency swaps, credit default swaps, variance swaps, inflation swaps, and other types of available swap agreements. Swap contracts are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to a number of years. Under a typical swap, one party may agree to pay a fixed rate or a floating rate determined by reference to a specified instrument, rate, or index, multiplied in each case by a specified amount (“notional amount”), while the other party agrees to pay an amount equal to a different floating rate multiplied by the same notional amount. On each payment date, the parties’ obligations are netted, with only the net amount paid by one party to the other.
Swap contracts are typically individually negotiated and structured to provide exposure to a variety of different types of investments or market factors. Swap contracts may be entered into for hedging or non-hedging purposes and therefore may increase or decrease the Fund’s exposure to the underlying instrument, rate, asset or index. Swaps can take many different forms and are known by a variety of names. The Fund is not limited to any particular form or variety of swap agreement if the Manager determines it is consistent with the Fund’s investment objective and policies.
The Fund may enter into swaps on securities, baskets of securities or securities indices. For example, the parties to a swap contract may agree to exchange returns calculated on a notional amount of a security, basket of securities, or securities index (e.g., S&P 500 Index). Additionally, the Fund may use total return swaps, which typically involve commitments to pay amounts computed in the same manner as interest in exchange for a market-linked return, both based on notional amounts. The Fund may use such swaps to gain investment exposure to the underlying security or securities where direct ownership is either not legally possible or is economically unattractive. To the extent the total return of the security, basket of securities, or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively.
In addition, the Fund may enter into an interest rate swap in order to protect against declines in the value of fixed income securities held by the Fund. In such an instance, the Fund may agree with a counterparty to pay a fixed rate (multiplied by a notional amount) and the counterparty pay a floating rate multiplied by the same notional amount. If interest rates rise, resulting in a diminution in the value of the Fund’s portfolio, the Fund would receive payments under the swap that would offset, in whole or in part, such diminution in value. The Fund may also enter into swaps to modify its exposure to particular currencies using currency swaps. For instance, the Fund may enter into a currency swap between the U.S. dollar and the Japanese Yen in order to increase or decrease its exposure to each such currency.
The Fund may use inflation swaps, which involve commitments to pay a regular stream of inflation indexed cash payments in exchange for receiving a stream of nominal interest payments (or vice versa), where both payment streams are based on a notional amount. The nominal interest payments may be based on either a fixed interest rate or variable interest rate, such as LIBOR. Inflation swaps may be used to hedge the inflation risk in nominal bonds (i.e., non-inflation indexed bonds), thereby creating synthetic inflation indexed bonds, or combined with U.S. Treasury futures contracts to create synthetic inflation indexed bonds issued by the U.S. Treasury.
In addition, the Fund may directly or indirectly use credit default swaps to take an active long or short position with respect to the likelihood of default by a corporate or sovereign issuer of fixed income securities (including asset-backed securities). In a credit default swap, one party pays, in effect, an insurance premium through a stream of payments to another party in exchange for the right to receive a specified return in the event of default (or similar events) by one or more third parties on their obligations. For example, in purchasing a credit default swap, the Fund may pay a premium in return for the right to put specified bonds or loans to the counterparty, such as a U.S. or foreign issuer or basket of such issuers, upon issuer default (or similar events) at their par (or other agreed-upon) value. The Fund, as the purchaser in a credit default swap, bears the risk that the investment might expire worthless. It also would be subject to counterparty risk — the risk that the counterparty may fail to satisfy its payment obligations to the Fund in the event of a default (or similar event) (see “Risk Factors in Swap Contracts, OTC Options, and Other Two-Party Contracts” below). In addition, as a purchaser in a credit default swap, the Fund’s investment would only generate income in the event of an actual default (or similar event) by the issuer of the underlying obligation. The Fund may also invest in credit default indices, which are indices that reflect the performance of a basket of credit default swaps.
The Fund also may use credit default swaps for investment purposes by selling a credit default swap, in which case the Fund will receive a premium from its counterparty in return for the Fund’s taking on the obligation to pay the par (or other agreed-upon) value to the counterparty upon issuer default (or similar events). As the seller in a credit default swap, the Fund effectively adds economic leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. If no event of default (or similar event) occurs, the Fund would keep the premium received from the counterparty and would have no payment obligations. For credit default swap agreements on asset-backed securities, an event of default may result from various events, which may include an issuer’s failure to pay interest or principal, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, an event of default may result from such events as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium or restructuring.
The Fund may use variance swap agreements, which involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount paid by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would receive a payment when the realized price variance of the underlying asset is greater than the strike price and would make a payment when that variance is less than the strike price. A payer of the realized price variance would make a payment when the realized price variance of the underlying asset is greater than the strike price and would receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.
Contracts for Differences. Contracts for differences are swap arrangements in which the parties agree that their return (or loss) will be based on the relative performance of two different groups or baskets of securities. Often, one or both baskets will be an established securities index. The Fund’s return will be based on changes in value of theoretical long futures positions in the securities comprising one basket (with an aggregate face value equal to the notional amount of the contract for differences) and theoretical short futures positions in the securities comprising the other basket. The Fund also may use actual long and short futures positions and achieve similar market exposure by netting the payment obligations of the two contracts. The Fund will only enter into contracts for differences (and analogous futures positions) when the Manager believes that the basket of securities constituting the long position will outperform the basket constituting the short position. If the short basket outperforms the long basket, the Fund will realize a loss — even in circumstances when the securities in both the long and short baskets appreciate in value.
Interest Rate Caps, Floors, and Collars. The Fund uses interest rate caps, floors, and collars for the same or similar purposes as it uses interest rate futures contracts and related options and, as a result, will be subject to similar risks. See “Options and Futures—Risk Factors in Options Transactions” and “—Risk Factors in Futures and Futures Options Transactions” above. Like interest rate swap contracts, interest rate caps, floors, and collars are two-party agreements in which the parties agree to pay or receive interest on a notional principal amount and are generally individually negotiated with a specific counterparty. The purchaser of an interest rate cap receives interest payments from the seller to the extent that the return on a specified index exceeds a specified interest rate. The purchaser of an interest rate floor receives interest payments from the seller to the extent that the return on a specified index falls below a specified interest rate. The purchaser of an interest rate collar receives interest payments from the seller to the extent that the return on a specified index falls outside the range of two specified interest rates.
Swaptions. An option on a swap agreement, also called a “swaption,” is an OTC option that gives the buyer the right, but not the obligation, to enter into a swap on a specified future date in exchange for paying a market-based premium. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index (such as a call option on a bond). A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index (such as a put option on a bond). Swaptions also include options that allow one of the counterparties to terminate or extend an existing swap.
Risk Factors in Swap Contracts, OTC Options, and Other Two-Party Contracts. The Fund may only close out a swap, contract for differences, cap, floor, collar, or OTC option (including swaption) with its particular counterparty, and may only transfer a position with the consent of that counterparty. If a counterparty fails to meet its contractual obligations, goes bankrupt, or otherwise experiences a business interruption, the Fund could miss investment opportunities or otherwise hold investments it would prefer to sell, resulting in losses for the Fund. If the counterparty defaults, the Fund will have contractual remedies, but there can be no assurance that the counterparty will be able to meet its contractual obligations or that the Fund will be able to enforce its rights. For example, because the contract for each OTC derivatives transaction is individually negotiated with a specific counterparty, the Fund is subject to the risk that a counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund. The cost and unpredictability of the legal proceedings required for the Fund to enforce its contractual rights may lead it to decide not to pursue its claims against the counterparty. Counterparty risk is greater with longer maturities where events may intervene to prevent settlement. Counterparty risk is also greater when the Fund has concentrated its derivatives with a single or small group of counterparties as it sometimes does as a result of its use of swaps and other OTC derivatives. To the extent the Fund has significant exposure to a single counterparty, this risk will be particularly pronounced for the Fund. The Fund, therefore, assumes the risk that it may be unable to obtain payments the Manager believes are owed under an OTC derivatives contract or that those payments may be delayed or made only after the Fund has incurred the costs of litigation. In addition, counterparty risk is pronounced during unusually adverse market conditions and is particularly acute in environments (like those experienced recently) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions.
The credit rating of a counterparty may be adversely affected by greater-than-average volatility in the markets, even if the counterparty’s net market exposure is small relative to its capital.
Counterparty risk with respect to OTC derivatives may be further complicated by recently enacted U.S. financial reform legislation. See “Legal and Regulatory Risk” below for more information.
The Fund’s ability to enter into these transactions may be affected by tax considerations.
Additional Risk Factors in OTC Derivatives Transactions. Participants in OTC derivatives markets typically are not subject to the same level of credit evaluation and regulatory oversight as are members of exchange-based markets and, therefore, OTC derivatives generally expose the Fund to greater counterparty risk than exchange-traded derivatives.
Among other trading agreements, the Fund is party to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Agreements”) or other similar types of agreements with select counterparties that generally govern over-the-counter derivative transactions entered into by the Fund. The ISDA Agreements typically include representations and warranties as well as contractual terms related to collateral, events of default, termination events, and other provisions. Termination events may include the decline in the net assets of the Fund below a certain level over a specified period of time and entitle a counterparty to elect to terminate early with respect to some or all the transactions under the ISDA Agreement with that counterparty. Such an election by one or more of the counterparties could have a material adverse impact on the Fund’s operations.
Use of Futures and Related Options, Interest Rate Floors, Caps and Collars, Certain Types of Swap Contracts and Related Instruments—Commodity Pool Operator Status. The Fund has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a commodity pool operator under that Act.

Foreign Currency Transactions
Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the currency exchange markets, trade balances, the relative merits of investments in different countries, actual or perceived changes in interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation, and other complex factors. Currency exchange rates also can be affected unpredictably as a result of intervention (or the failure to intervene) by the U.S. or foreign governments, central banks, or supranational agencies such as the International Monetary Fund, or by currency or exchange controls or political and economic developments in the U.S. or abroad. Currencies in which the Fund’s assets are denominated, or in which the Fund has taken a long position, may be devalued against other currencies, resulting in a loss to the Fund. Similarly, currencies in which the Fund has taken a short position may increase in value relative to other currencies, resulting in a loss to the Fund.
In addition, some currencies are illiquid (e.g., emerging country currencies), and the Fund may not be able to covert these currencies into U.S. dollars, in which case the Manager may decide to purchase U.S. dollars in a parallel market where the exchange rate is materially and adversely different. Exchange rates for many currencies (e.g., emerging country currencies) are particularly affected by exchange control regulations.
The Fund may buy or sell foreign currencies or deal in forward foreign currency contracts, currency futures contracts and related options, and options on currencies. The Fund may use such currency instruments for hedging, investment, and/or currency risk management. Currency risk management may include taking overweighted or underweighted currency positions relative to both the securities portfolio of the Fund and the Fund’s performance benchmark or index. The Fund also may purchase forward foreign exchange contracts in conjunction with U.S. dollar-denominated securities in order to create a synthetic foreign currency-denominated security that approximates desired risk and return characteristics when the non-synthetic securities either are not available in foreign markets or possess undesirable characteristics.
Forward foreign currency contracts are contracts between two parties to purchase and sell a specified quantity of a particular currency at a specified price, with delivery and settlement to take place on a specified future date. A forward foreign currency contract can reduce the Fund’s exposure to changes in the value of the currency it will deliver and can increase its exposure to changes in the value of the currency it will receive for the duration of the contract. The effect on the value of the Fund is similar to the effect of selling securities denominated in one currency and purchasing securities denominated in another currency. Contracts to sell a particular foreign currency would limit any potential gain that might be realized by the Fund if the value of the hedged currency increases. In addition, it is not always possible to hedge fully or perfectly against currency fluctuations affecting the value of the securities denominated in foreign currencies because the value of such securities also is likely to fluctuate because of independent factors not related to currency fluctuations. If a forward foreign currency contract is used for hedging, an imperfect correlation between movements in the price of the forward foreign currency contract and the price of the currency or other investment being hedged creates risk.

Forward foreign currency contracts involve a number of the same characteristics and risks as currency futures contracts (discussed below) but there also are several differences. Forward foreign currency contracts are not market traded, and are not necessarily marked to market on a daily basis. They settle only at the pre-determined settlement date. This can result in deviations between forward foreign currency prices and currency futures prices, especially in circumstances where interest rates and currency futures prices are positively correlated. Second, in the absence of exchange trading and involvement of clearing houses, there are no standardized terms for forward currency contracts. Accordingly, the parties are free to establish such settlement times and underlying amounts of a currency as desirable, which may vary from the standardized provisions available through any currency futures contract. Finally, forward foreign currency contracts, as two party obligations for which there is no secondary market, involve counterparty risk not present with currency futures contracts, discussed below.
The Fund also may purchase or sell currency futures contracts and related options. Currency futures contracts are contracts to buy or sell a standard quantity of a particular currency at a specified future date and price. However, currency futures can be and often are closed out prior to delivery and settlement. In addition, the Fund may use options on currency futures contracts, which give their holders the right, but not the obligation, to buy (in the case of a call option) or sell (in the case of a put option) a specified currency futures contract at a fixed price during a specified period. (See “Options and Futures—Futures” above for more information on futures contracts and options on futures contracts.)
The Fund also may purchase or sell options on currencies. These give their holders the right, but not the obligation, to buy (in the case of a call option) or sell (in the case of a put option) a specified quantity of a particular currency at a fixed price during a specified period. Options on currencies possess many of the same characteristics as options on securities and generally operate in a similar manner. They may be traded on an exchange or in the OTC markets. Options on currencies traded on U.S. or other exchanges may be subject to position limits, which may limit the ability of the Fund to reduce foreign currency risk using options. (See “Options and Futures—Currency Options” above for more information on currency options.)
Repurchase Agreements
The Fund may enter into repurchase agreements with banks and broker-dealers. A repurchase agreement is a contract under which the Fund acquires a security (usually an obligation of the government in the jurisdiction where the transaction is initiated or in whose currency the agreement is denominated) for a relatively short period (usually less than a week) for cash and subject to the commitment of the seller to repurchase the security for an agreed-upon price on a specified date. The repurchase price exceeds the acquisition price and reflects an agreed-upon market rate unrelated to the coupon rate on the purchased security. Repurchase agreements afford the Fund the opportunity to earn a return on temporarily available cash without market risk, although the Fund bears the risk of a seller’s failure to meet its obligation to pay the repurchase price when it is required to do so. Such a default may subject the Fund to expenses, delays, and risks of loss including: (i) possible declines in the value of the underlying security while the Fund seeks to enforce its rights thereto, (ii) possible reduced levels of income and lack of access to income during this period, and (iii) the inability to enforce its rights and the expenses involved in attempted enforcement. Entering into repurchase agreements entails certain risks, which include the risk that the counterparty to the repurchase agreement may not be able to fulfill its obligations, as discussed above, that the parties may disagree as to the meaning or application of contractual terms, or that the instrument may not perform as expected. See “Description of Principal Risks—Counterparty Risk” in the Prospectus.
Debt and Other Fixed Income Securities Generally
Debt and other fixed income securities include fixed and floating rate securities of any maturity. Fixed rate securities pay a specified rate of interest or dividends. Floating rate securities pay a rate that is adjusted periodically by reference to a specified index or market rate. Fixed and floating rate securities include securities issued by federal, state, local, and foreign governments and related agencies, and by a wide range of private issuers, and generally are referred to in this Statement of Additional Information as “fixed income securities.” Indexed bonds are a type of fixed income security whose principal value and/or interest rate is adjusted periodically according to a specified instrument, index, or other statistic (e.g., another security, inflation index or currency). In addition, the Fund may create “synthetic” bonds which approximate desired risk and return profiles. This may be done where a “non-synthetic” security having the desired risk/return profile either is unavailable (e.g., short-term securities of certain foreign governments) or possesses undesirable characteristics (e.g., interest payments on the security would be subject to foreign withholding taxes).
Holders of fixed income securities are exposed to both market and credit risk. Market risk (or “interest rate risk”) relates to changes in a security’s value as a result of changes in interest rates. In general, the values of fixed income securities increase when interest rates fall and decrease when interest rates rise. Credit risk relates to the ability of an issuer to make payments of principal and interest. Obligations of issuers are subject to bankruptcy, insolvency and other laws that affect the rights and remedies of creditors. Fixed income securities denominated in foreign currencies also are subject to the risk of a decline in the value of the denominating currency.
Because interest rates vary, the future income of the Fund cannot be predicted with certainty. To the extent the Fund invests in indexed securities, the future income of the Fund also will be affected by changes in those securities’ indices over time (e.g., changes in inflation rates or currency rates).
Cash and Other High Quality Investments
The Fund may temporarily invest a portion of its assets in cash or cash items pending other investments or to maintain liquid assets required in connection with some of the Fund’s investments. These cash items and other high quality debt securities may include money market instruments, such as securities issued by the United States Government and its agencies, bankers’ acceptances, commercial paper, and bank certificates of deposit. If a custodian holds cash on behalf of the Fund, the Fund may be an unsecured creditor in the event of the insolvency of the custodian. In addition, the Fund will be subject to credit risk with respect to such a custodian, which may be heightened to the extent the Fund takes a temporary defensive position.

U.S. Government Securities and Foreign Government Securities
U.S. government securities include securities issued or guaranteed by the U.S. government or its authorities, agencies, or instrumentalities. Foreign government securities include securities issued or guaranteed by foreign governments (including political subdivisions) or their authorities, agencies, or instrumentalities or by supra-national agencies. Different kinds of U.S. government securities and foreign government securities have different kinds of government support. For example, some U.S. government securities (e.g., U.S. Treasury bonds) are supported by the full faith and credit of the United States. Other U.S. government securities are issued or guaranteed by federal agencies or government-chartered or -sponsored enterprises but are neither guaranteed nor insured by the U.S. government (e.g., debt securities issued by the Federal Home Loan Mortgage Corporation (“Freddie Mac”), Federal National Mortgage Association (“Fannie Mae”), and Federal Home Loan Banks (“FHLBs”)). Similarly, some foreign government securities are supported by the full faith and credit of a foreign national government or political subdivision and some are not. Foreign government securities of some countries may involve varying degrees of credit risk as a result of financial or political instability in those countries or the possible inability of the Fund to enforce its rights against the foreign government. As with issuers of other fixed income securities, sovereign issuers may be unable or unwilling to satisfy their obligations to pay principal or interest payments.
Supra-national agencies are agencies whose member nations make capital contributions to support the agencies’ activities. Examples include the International Bank for Reconstruction and Development (the World Bank), the Asian Development Bank, and the Inter-American Development Bank.
As with other fixed income securities, U.S. government securities and foreign government securities expose their holders to market risk because their values typically change as interest rates fluctuate. For example, the value of U.S. government securities or foreign government securities may fall during times of rising interest rates. Yields on U.S. government securities and foreign government securities tend to be lower than those of corporate securities of comparable maturities. Generally, when interest rates on short term U.S. Treasury obligations equal or approach zero, a fund that invests a substantial portion of its assets in U.S. Treasury obligations will have a negative return unless the Manager waives or reduces its management fees.
In addition to investing directly in U.S. government securities and foreign government securities, the Fund may purchase certificates of accrual or similar instruments evidencing undivided ownership interests in interest payments and/or principal payments of U.S. government securities and foreign government securities. The Fund may also invest in Separately Traded Registered Interest and Principal Securities (“STRIPS”), which are interests in separately traded interest and principal component parts of U.S. Treasury obligations that represent future interest payments, principal payments, or both, are direct obligations of the U.S. government, and are transferable through the federal reserve book-entry system. Certificates of accrual and similar instruments may be more volatile than other government securities.

Real Estate Investment Trusts and other Real Estate-Related Investments
The Fund may invest in pooled real estate investment vehicles (so-called “real estate investment trusts” or “REITs”) and other real estate-related investments such as securities of companies principally engaged in the real estate industry. In addition to REITs, companies in the real estate industry and real estate-related investments may include, for example, entities that either own properties or make construction or mortgage loans, real estate developers, and companies with substantial real estate holdings. Each of these types of investments is subject to risks similar to those associated with direct ownership of real estate. Factors affecting real estate values include the supply of real property in particular markets, overbuilding, changes in zoning laws, casualty or condemnation losses, delays in completion of construction, changes in real estate values, changes in operations costs and property taxes, levels of occupancy, adequacy of rent to cover operating expenses, possible environmental liabilities, regulatory limitations on rent, fluctuations in rental income, increased competition and other risks related to local and regional market conditions. The value of real-estate related investments also may be affected by changes in interest rates, macroeconomic developments, and social and economic trends. For instance, during periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by those REITs. Some REITs have relatively small market capitalizations, which can tend to increase the volatility of the market price of their securities.
REITs are pooled investment vehicles that invest in real estate or real estate-related companies. The Fund may invest in different types of REITs, including equity REITs, which own real estate directly; mortgage REITs, which make construction, development, or long-term mortgage loans; and hybrid REITs, which share characteristics of equity REITs and mortgage REITs. In general, the value of a REIT’s shares changes in light of factors affecting the real estate industry. REITs are also subject to the risk of fluctuations in income from underlying real estate assets, poor performance by the REIT’s manager and the manager’s inability to manage cash flows generated by the REIT’s assets, prepayments and defaults by borrowers, self-liquidation, adverse changes in the tax laws, and, with regard to U.S. REITs (as defined in “Taxes” below), the risk of failing to qualify for tax-free pass-through of income under the Code and/or to maintain exempt status under the 1940 Act. See “Taxes” below for a discussion of special tax considerations relating to the Fund’s investment in U.S. REITs.
By investing in REITs indirectly through a Fund, investors will bear not only their proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of REITs. In addition, REITs depend generally on their ability to generate cash flow to make distributions to investors. Investments in REITs are subject to risks associated with the direct ownership of real estate.
Reverse Repurchase Agreements and Dollar Roll Agreements
The Fund may enter into reverse repurchase agreements and dollar roll agreements with banks and brokers to enhance return. Reverse repurchase agreements involve sales by the Fund of portfolio securities concurrently with an agreement by the Fund to repurchase the same securities at a later date at a fixed price. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on the securities and also has the opportunity to earn a return on the collateral furnished by the counterparty to secure its obligation to redeliver the securities.
Dollar rolls are transactions in which the Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Fund foregoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale.
If the Fund enters into reverse repurchase agreements and dollar roll agreements, it will maintain cash, U.S. government securities, or other liquid assets equal in value to its obligations under those agreements. If the buyer in a reverse repurchase agreement or dollar roll agreement files for bankruptcy or becomes insolvent, the Fund’s use of proceeds from the sale of its securities may be restricted while the other party or its trustee or receiver determines whether to honor the Fund’s right to repurchase the securities. Furthermore, in that situation the Fund may be unable to recover the securities it sold in connection with a reverse repurchase agreement and as a result would realize a loss equal to the difference between the value of the securities and the payment it received for them. This loss would be greater to the extent the buyer paid less than the value of the securities the Fund sold to it (e.g., a buyer may only be willing to pay $95 for a bond with a market value of $100). The Fund’s use of reverse repurchase agreements also subjects the Fund to interest costs based on the difference between the sale and repurchase price of a security involved in such a transaction. Additionally, reverse repurchase agreements entail the same risks as over-the-counter derivatives. These include the risk that the counterparty to the reverse repurchase agreement may not be able to fulfill its obligations, as discussed above, that the parties may disagree as to the meaning or application of contractual terms, or that the instrument may not perform as expected. See “Description of Principal Risks—Derivatives Risk” and “—Counterparty Risk” in the Prospectus and “Uses of Derivatives” below. Reverse repurchase agreements and dollar rolls are not considered borrowings by the Fund for purposes of the Fund’s fundamental investment restriction on borrowings.
Illiquid Securities, Private Placements, Restricted Securities, and IPOs and Other Limited Opportunities
The Fund may invest up to 15% of its net assets in illiquid securities. For this purpose, “illiquid securities” are securities that the Fund may not sell or dispose of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities.
A repurchase agreement maturing in more than seven days is considered illiquid, unless it can be terminated after a notice period of seven days or less.
The Manager also may deem certain securities to be illiquid as a result of the Manager’s receipt from time to time of material, non-public information about an issuer, which may limit the Manager’s ability to trade such securities for the account of any of its clients, including the Fund. In some instances, these trading restrictions could continue in effect for a substantial period of time.

Private Placements and Restricted Investments. Illiquid securities include securities of private issuers, securities traded in unregulated or shallow markets, securities issued by entities deemed to be affiliates of the Fund, and securities that are purchased in private placements and are subject to legal or contractual restrictions on resale. Because relatively few purchasers of these securities may exist, especially in the event of adverse economic and liquidity conditions or adverse changes in the issuer’s financial condition, the Fund may not be able to initiate a transaction or liquidate a position in such investments at a desirable price. Disposing of illiquid securities may involve time-consuming negotiation and legal expenses, and selling them promptly at an acceptable price may be difficult or impossible.
While private placements may offer attractive opportunities not otherwise available in the open market, the securities purchased are usually “restricted securities” or are “not readily marketable.” Restricted securities cannot be sold without being registered under the Securities Act of 1933, as amended (the “1933 Act”), unless they are sold pursuant to an exemption from registration (such as Rules 144 or 144A). Securities that are not readily marketable are subject to other legal or contractual restrictions on resale. The Fund may have to bear the expense of registering restricted securities for resale and the risk of substantial delay in effecting registration. The Fund selling its securities in a registered offering may be deemed to be an “underwriter” for purposes of Section 11 of the 1933 Act. In such event, the Fund may be liable to purchasers of the securities under Section 11 if the registration statement prepared by the issuer, or the prospectus forming a part of it, is materially inaccurate or misleading, although the Fund may have a due diligence defense.
At times, the inability to sell illiquid securities can make it more difficult to determine their fair value for purposes of computing the Fund’s net asset value. The judgment of the Manager normally plays a greater role in valuing these securities than in valuing publicly traded securities.
IPOs and Other Limited Opportunities. The Fund may purchase securities of companies that are offered pursuant to an initial public offering (“IPO”) or other similar limited opportunities. Although companies can be any age or size at the time of their IPO, they are often smaller and have a limited operating history, which involves a greater potential for the value of their securities to be impaired following the IPO. The price of a company’s securities may be highly unstable at the time of its IPO and for a period thereafter due to factors such as market psychology prevailing at the time of the IPO, the absence of a prior public market, the small number of shares available, and limited availability of investor information. Securities purchased in IPOs have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on the Fund’s shares. Investors in IPOs can be adversely affected by substantial dilution in the value of their shares, by sales of additional shares, and by concentration of control in existing management and principal shareholders. In addition, all of the factors that affect the performance of an economy or equity markets may have a greater impact on the shares of IPO companies. IPO securities tend to involve greater risk due, in part, to public perception and the lack of publicly available information and trading history.

Investments in Other Investment Companies or Other Pooled Investments
Subject to applicable regulatory requirements, the Fund may invest in shares of both open- and closed-end investment companies (including other GMO Funds, money market funds, and exchange-traded funds (“ETFs”)). Investing in another investment company exposes the Fund to all the risks of that investment company and, in general, subjects it to a pro rata portion of the other investment company’s fees and expenses. The Fund also may invest in private investment funds, vehicles, or structures.
ETFs are hybrid investment companies that are registered as open-end investment companies or unit investment trusts (“UITs”) but possess some of the characteristics of closed-end funds. ETFs in which the Fund may invest typically hold a portfolio of common stocks that is intended to track the price and dividend performance of a particular index. The Fund may also invest in actively managed ETFs. Common examples of ETFs include S&P Depositary Receipts (“SPDRs”), Vanguard ETFs, and iShares, which may be purchased from the UIT or investment company issuing the securities or in the secondary market (SPDRs, Vanguard ETFs, and iShares are predominantly listed on the NYSE Arca). The market price for ETF shares may be higher or lower than the ETF’s net asset value. The sale and redemption prices of ETF shares purchased from the issuer are based on the issuer’s net asset value.
Because ETFs are investment companies, investments in ETFs would, absent exemptive relief, be limited under applicable statutory limitations. Those limitations restrict the Fund’s investment in the shares of an ETF or other investment company to up to 5% of the Fund’s assets (which may represent no more than 3% of the securities of such ETF or other investment company) and limit aggregate investments in all ETFs and other investment companies to 10% of the Fund’s assets.
Short Sales
The Fund may seek to hedge investments or realize additional gains through short sales. The Fund may make short sales “against the box,” meaning the Fund may make short sales where the Fund owns, or has the right to acquire at no added cost, securities or currencies identical to those sold short. If the Fund makes a short sale against the box, the Fund will not immediately deliver the securities or currencies sold and will not immediately receive the proceeds from the sale. However, with respect to securities, the Fund is required to hold securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) while the short sale is outstanding. Once the Fund closes out its short position by delivering the securities or currencies sold short, it will receive the proceeds of the sale. The Fund will incur transaction costs, including interest, in connection with opening, maintaining, and closing short sales against the box.
A Fund will incur a loss as a result of a short sale if the price of the security or index or currency increases between the date of the short sale and the date on which the Fund replaces the borrowed security or currency. A Fund will realize a gain if the price of the security or currency declines between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends or interest a Fund may be required to pay in connection with a short sale. A Fund may also take short positions in securities through various derivative products. These derivative products will typically expose the Fund to economic risks similar to those associated with shorting securities directly.
Lack of Correlation Risk
There can be no assurance that the short positions that a Fund holds will act as an effective hedge against its long positions. Any decrease in negative correlation or increase in positive correlation between the positions the Manager anticipated would be offsetting (such as short and long positions in securities or currencies held by a Fund) could result in significant losses for the Fund.
Legal and Regulatory Risk
Legal, tax and regulatory changes could occur during the term of the Fund that may adversely affect the Fund. New (or revised) laws or regulations may be imposed by the CFTC, the SEC, the U.S. Federal Reserve or other banking regulators, other governmental regulatory authorities or self-regulatory organizations that supervise the financial markets that could adversely affect the Fund. In particular, these agencies are empowered to promulgate a variety of new rules pursuant to recently enacted financial reform legislation in the United States. The Fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by these governmental regulatory authorities or self-regulatory organizations. In addition, the securities and futures markets are subject to comprehensive statutes, regulations and margin requirements. The CFTC, the SEC, the Federal Deposit Insurance Corporation, other regulators and self-regulatory organizations and exchanges are authorized to take extraordinary actions in the event of market emergencies. The regulation of derivatives transactions and funds that engage in such transactions is an evolving area of law and is subject to modification by government and judicial action.
The U.S. government recently enacted legislation that provides for new regulation of the derivatives market, including clearing, margin, reporting and registration requirements. Because the legislation leaves much to rule making, its ultimate impact remains unclear. New regulations could, among other things, restrict the Fund’s ability to engage in derivatives transactions (for example, by making certain types of derivatives transactions no longer available to the Fund) and/or increase the costs of such derivatives transactions (for example, by increasing margin or capital requirements), and the Fund may be unable to execute its investment strategy as a result. It is unclear how the regulatory changes will affect counterparty risk.
The CFTC and certain futures exchanges have established limits, referred to as “position limits,” on the maximum net long or net short positions which any person may hold or control in particular options and futures contracts. All positions owned or controlled by the same person or entity, even if in different accounts, may be aggregated for purposes of determining whether the applicable position limits have been exceeded. Thus, even if the Fund does not intend to exceed applicable position limits, it is possible that different clients managed by the Manager and its affiliates may be aggregated for this purpose. Although it is possible that the trading decisions of the Manager may have to be modified and that positions held by the Fund may have to be liquidated in order to avoid exceeding such limits, the Manager believes that this is unlikely.

The modification of investment decisions or the elimination of open positions, if it occurs, may adversely affect the profitability of the Fund.
The SEC in the past has adopted interim rules requiring reporting of all short positions above a certain de minimis threshold and is expected to adopt rules requiring monthly public disclosure in the future. In addition, other non-U.S. jurisdictions where the Fund may trade have adopted reporting requirements. If the Fund’s short positions or its strategy become generally known, it could have a significant effect on the Manager’s ability to implement its investment strategy. In particular, it would make it more likely that other investors could cause a “short squeeze” in the securities held short by a Fund forcing the Fund to cover its positions at a loss. Such reporting requirements may also limit the Manager’s ability to access management and other personnel at certain companies where the Manager seeks to take a short position. In addition, if other investors engage in copycat behavior by taking positions in the same issuers as the Fund, the cost of borrowing securities to sell short could increase drastically and the availability of such securities to the Fund could decrease drastically. Such events could make a Fund unable to execute its investment strategy. In addition, the SEC recently proposed additional restrictions on short sales. If the SEC were to adopt additional restrictions regarding short sales, they could restrict a Fund’s ability to engage in short sales in certain circumstances, and the Fund may be unable to execute its investment strategy as a result.
The SEC and regulatory authorities in other jurisdictions may adopt (and in certain cases, have adopted) bans on short sales of certain securities in response to market events. Bans on short selling may make it impossible for the Fund to execute certain investment strategies and may have a material adverse effect on the Fund’s ability to generate returns.
Pending federal legislation would require the adoption of regulations that would require any creditor that makes a loan and any securitizer of a loan to retain at least 5% of the credit risk on any loan that is transferred, sold or conveyed by such creditor or securitizer. It is currently unclear how these requirements would apply to loan participations, syndicated loans, and loan assignments. Funds that invest in loans could be adversely affected by the regulation. The effect of any future regulatory change on the Fund could be substantial and adverse.
Lack of Operating History
As of the date of this SAI, the Fund has no operating history. The past performance of other investment funds managed by the Manager cannot be relied upon as an indicator of the Fund’s success, in part because of the unique nature of such Fund’s investment strategy. An investor in each Fund must rely upon the ability of the Manager in identifying and implementing investments. There can be no assurance that such personnel will be successful in identifying and implementing investment opportunities for such Fund.

USES OF DERIVATIVES
Introduction and Overview
Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, and indices, and include foreign currency contracts, swap contracts, reverse repurchase agreements, and other exchange-traded and OTC contracts.
This overview outlines various ways in which the Fund (through USCEF) may use different types of exchange-traded and OTC derivatives in implementing its investment programs. It is intended to supplement the information included in the Prospectus, including the risks associated with derivatives described under “Description of Principal Risks” in the Prospectus, and the information provided in the “Fund Investments” and “Descriptions and Risks of Fund Investments” sections of this Statement of Additional Information. This overview, however, is not intended to be exhaustive and the Fund may use types of derivatives and/or employ derivatives strategies not otherwise described in this Statement of Additional Information or the Prospectus.
In addition, the Fund may decide not to employ any of the strategies described below, and no assurance can be given that any strategy used will succeed. Also, suitable derivatives transactions may not be available in all circumstances and there can be no assurance that the Fund will be able to identify or employ a desirable derivatives transaction at any time or from time to time, or that any such transactions will be successful.
The Fund may take advantage of instruments and any security or synthetic or derivative instruments which are not presently contemplated for use by the Fund or which are not currently available, but which may be developed, to the extent such opportunities are both consistent with the Fund’s investment objective and legally permissible for the Fund. The Fund may become a party to various other customized derivative instruments entitling the counterparty to certain payments on the gain or loss on the value of an underlying or referenced instrument.
Note: Unless otherwise noted below in this section, the uses of derivatives discussed herein with respect to the Fund only refer to the Fund’s (through USCEF’s) direct use of such derivatives. As indicated in the Prospectus and in the “Fund Investments” section of this Statement of Additional Information, the USCEF may invest in other Funds of the Trust, which, in turn, may use types of derivatives and/or employ derivatives strategies that differ from those described in this Statement of Additional Information or the Prospectus.
Function of Derivatives in the Fund. The types of derivatives used and derivatives strategies employed by the Fund and the extent the Fund uses derivatives may vary. In addition, specific market conditions may influence the Manager’s choice of derivatives and derivatives strategies for the Fund, in some cases to a significant extent.

Legal and Regulatory Risk Relating to Derivatives. As described above under “Descriptions and Risks of Fund Investments—Legal and Regulatory Risk,” the U.S. government recently enacted legislation which includes provisions for new regulation of the derivatives market, including clearing, margin, reporting and registration requirements. Because the legislation leaves much to rule making, its ultimate impact remains unclear. The regulatory changes could, among other things, restrict the Fund’s ability to engage in derivatives transactions (including because certain types of derivatives transactions may no longer be available to the Fund) and/or increase the costs of such derivatives transactions (including through increased margin or capital requirements), and the Fund may be unable to execute its investment strategy as a result. It is unclear how the regulatory changes will affect counterparty risk.
Use of Derivatives by the Fund
Types of Derivatives That May Be Used by the Fund
•	Options, futures contracts, and related options on securities indices

•	Long swap contracts in which the Fund pays a fixed rate plus the negative performance, if any, and receives the positive performance, if any, of an index, a single equity security, or a basket of equity securities

•	Short swap contracts in which the Fund receives a fixed rate plus the negative performance, if any, and pays the positive performance of an index, a single equity security, or a basket of equity securities

•	Contracts for differences, i.e., swaps on an index, a single equity security, or a basket of equity securities that contain both long and short equity components

•	Warrants and rights

•	Reverse repurchase agreements
Foreign Currency Derivative Transactions That May Be Employed by the Fund
•	Buying and selling spot currencies
Uses of Derivatives by the Fund
The Fund primarily uses derivatives as a substitute for direct investment in securities or other assets. For example, the Fund may use derivatives instead of investing directly in equity securities, including using equity derivatives to maintain equity exposure when it holds cash by “equitizing” its cash balances using futures contracts or other types of derivatives.
The Fund also may use derivatives in an attempt to reduce its investment exposures (which may result in a reduction below zero).
In addition, the Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors and markets without actually having to sell existing investments or make new direct investments. For example, if the Fund holds a large proportion of stocks of companies in a particular sector and the Manager believes that stocks of companies in another sector will outperform those stocks, the Fund might use a short futures contract on an appropriate index (to synthetically “sell” a portion of the Fund’s portfolio) in combination with a long futures contract on another index (to synthetically “buy” exposure to that index).
The Fund may use derivatives to effect transactions intended as substitutes for securities lending.
The Fund does not employ leverage as a principal investment strategy, but the Fund may have net long exposure in excess of its net assets.
INVESTMENT RESTRICTIONS
Fundamental Restrictions:
The following are Fundamental Investment Restrictions of the Fund, which may not be changed without shareholder approval. The Fund has adopted the same Fundamental Investment Restrictions as USCEF.
(1) The Fund may not borrow money except under the following circumstances: (i) The Fund may borrow money from banks so long as after such a transaction, the total assets (including the amount borrowed) less liabilities other than debt obligations, represent at least 300% of outstanding debt obligations; (ii) The Fund may also borrow amounts equal to an additional 5% of its total assets without regard to the foregoing limitation for temporary purposes, such as for the clearance and settlement of portfolio transactions and to meet shareholder redemption requests; and (iii) The Fund may enter into transactions that are technically borrowings under the 1940 Act because they involve the sale of a security coupled with an agreement to repurchase that security (e.g., reverse repurchase agreements, dollar rolls, and other similar investment techniques) without regard to the asset coverage restriction described in (i) above, so long as and to the extent that the Fund’s custodian earmarks and maintains cash and/or high-grade debt securities equal in value to its obligations in respect of these transactions.
Under current pronouncements of the Securities and Exchange Commission (“SEC”) staff, the above types of transactions are not treated as involving senior securities so long as and to the extent that the Fund maintains liquid assets equal in value to its obligations in respect of these transactions.
(2) The Fund may not purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities. (For this purpose, the deposit or payment of initial or variation margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin.)
(3) The Fund may not make short sales of securities or maintain a short position for the Fund’s account unless at all times when a short position is open the Fund owns an equal amount of such securities or owns securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short.

This restriction does not prohibit the payment of an amount to exercise the right to acquire the identical securities, provided that the Fund maintains segregated liquid assets in an amount sufficient to exercise such right.
(4) The Fund may not underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under federal securities laws.
(5) The Fund may not purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, including securities of real estate investment trusts, and may purchase securities which are secured by interests in real estate.
(6) The Fund may not make loans, except by purchase of debt obligations or by entering into repurchase agreements or through the lending of the Fund’s portfolio securities. Loans of portfolio securities may be made with respect to up to 33 1/3% of the Fund’s total assets.
(7) The Fund may not concentrate more than 25% of the value of its total assets in any one industry.
For purposes of this Fundamental Restriction (7), an industry shall not be considered to include the U.S. government or its agencies or instrumentalities.
(8) The Fund may not purchase or sell commodities or commodity contracts, except that the Fund may purchase and sell financial futures contracts and options thereon.
(9) The Fund may not issue senior securities, as defined in the 1940 Act and as amplified by rules, regulations and pronouncements of the SEC.
The SEC has concluded that even though reverse repurchase agreements, firm commitment agreements, and standby commitment agreements fall within the functional meaning of the term “evidence of indebtedness,” the issue of compliance with Section 18 of the 1940 Act will not be raised with the SEC by the Division of Investment Management if the Fund covers such obligations or maintains liquid assets equal in value to its obligations with respect to these transactions. Similarly, so long as such assets are maintained, the issue of compliance with Section 18 will not be raised with respect to any of the following: any swap contract or contract for differences; any pledge or encumbrance of assets permitted by Non-Fundamental Restriction (4) below; any borrowing permitted by Fundamental Restriction (1) above; any collateral arrangements with respect to initial and variation margin permitted by Non-Fundamental Restriction (4) below; and the purchase or sale of options, forward contracts, futures contracts or options on futures contracts.

(10) The Fund may not cause less than 75% of the value of the Fund’s total assets to be represented by cash and cash items (including receivables), Government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of any single issuer.
Non-Fundamental Restrictions:
The following are Non-Fundamental Investment Restrictions of the Fund, which may be changed by the Trustees without shareholder approval:
(1) The Fund may not buy or sell oil, gas, or other mineral leases, rights or royalty contracts, although it may purchase securities of issuers that deal in oil, gas, or other mineral leases, rights or royalty contracts, including securities of royalty trusts, and may purchase securities which are secured by, or otherwise hold or represent interests in, oil, gas, or other mineral leases, rights or royalty contracts.
(2) The Fund may not make investments for the purpose of gaining control of a company’s management.
(3) The Fund may not invest more than 15% of its net assets in illiquid securities.
(4) The Fund may not pledge, hypothecate, mortgage, or otherwise encumber its assets in excess of 33 1/3% of the Fund’s total assets (taken at cost). (For the purposes of this restriction, collateral arrangements with respect to swap agreements, the writing of options, stock index, interest rate, currency or other futures, options on futures contracts and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge or other encumbrance of assets. The deposit of securities or cash or cash equivalents in escrow in connection with the writing of covered call or put options, respectively, is not deemed to be a pledge or encumbrance.)
(5) The Fund may not change its Name Policy as set forth under the Fund’s “Principal investment strategies” in the Prospectus without providing the Fund’s shareholders with a notice meeting the requirement of Rule 35d-1(c) at least 60 days prior to such change.
For purposes of the Name Policy, the Fund considers the term “invest” to include both direct investing and indirect investing and the term “investments” to include both direct investments and indirect investments (for instance, the Fund may invest indirectly or make indirect investments by investing in another GMO Fund or in derivatives and synthetic instruments with economic characteristics similar to the underlying asset), and the Fund may achieve exposure to a particular investment, industry, country, or geographic region through direct investing or indirect investing and/or direct investments or indirect investments. The terms “equity investments” and “equities” refer to direct and indirect investments (described above) in common stocks and other stock-related securities, such as preferred stocks, convertible securities and depositary receipts. These investments also include exchange-traded equity REITs and equity income trusts.

When used in connection with the Fund’s Name Policy, the Manager uses the terms “assets” and “tied economically” as defined in the Prospectus.
Except as indicated above in Fundamental Restriction (1), all percentage limitations on investments set forth herein and in the Prospectus will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.
The phrase “shareholder approval,” as used in the Prospectus and in this Statement of Additional Information, and the phrases “vote of a majority of the outstanding voting securities” and “the approval of shareholders,” as used herein with respect to the Fund, mean the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund, or (2) 67% or more of the shares of the Fund present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. Except for policies and restrictions that are explicitly described as fundamental in the Prospectus or this Statement of Additional Information, the investment policies and restrictions of the Fund may be changed by the Trust’s Trustees without the approval of shareholders of the Fund. Policies and restrictions of the Fund that are explicitly described as fundamental in the Prospectus or this Statement of Additional Information cannot be changed without the approval of shareholders of the Fund.
DETERMINATION OF NET ASSET VALUE
The net asset value or “NAV” of each class of shares of the Fund is determined as of the close of regular trading on the New York Stock Exchange (“NYSE”), generally at 4:00 p.m. Boston time. The NAV per share of a class of shares of the Fund is determined by dividing the total value of the Fund’s portfolio investments and other assets, less any liabilities, allocated to that share class by the total number of outstanding shares of that class. NAV is not determined on any days when the NYSE is closed for business. The Fund also may elect not to determine NAV on days during which no share is tendered for redemption and no order to purchase or sell a share is received by the Fund. Because the Fund invests substantially all of its assets in USCEF, the Fund’s net asset value is calculated based upon the net asset value of USCEF. Please refer to “Determination of Net Asset Value” in the Prospectus for additional information.
The Manager evaluates pricing sources on an ongoing basis and may change a pricing source at any time. The Manager normally does not evaluate the prices supplied by pricing sources on a day-to-day basis. The Manager monitors erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and has discretion to override a price supplied by a source (e.g., by taking a price supplied by another) when it believes that the price supplied is not reliable. In addition, although alternative prices may be available for securities held by the Fund, those alternative sources are not typically part of the valuation process and do not necessarily provide greater certainty about the prices used by the Fund. In addition, because the

Fund may hold portfolio securities listed on foreign exchanges that trade on days on which the NYSE or the U.S. bond markets are closed, the net asset value of the Fund’s shares may change significantly on days when shares cannot be redeemed.
DISTRIBUTIONS
The Prospectus describes the distribution policies of the Fund under the heading “Distributions and Taxes.” The Fund generally maintains a policy to pay its shareholders, as dividends, substantially all net investment income, if any, and all net realized capital gains, if any, after offsetting any available capital loss carryovers. The Fund, from time to time and at the Fund’s discretion, also may make unscheduled distributions of net investment income, short-term capital gains, and/or long-term capital gains prior to large redemptions by shareholders from the Fund or as otherwise deemed appropriate by the Fund (see discussion in “Taxes” below).
TAXES
The following discussion of U.S. federal income tax consequences of investment in the Fund is based on the Internal Revenue Code of 1986, as amended (“the Code”), U.S. Treasury regulations, and other applicable authority, as of the date of this SAI. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. This discussion does not purport to be complete or to deal with all aspects of U.S. federal income taxation of an investment in the Fund. Further, the discussion below is based on the assumption that the shares of the Fund are held solely by certain eligible retirement plans, as well as through certain other tax-advantaged accounts, and only certain tax aspects of an investment in the Fund relevant to such shareholders are described herein. The discussion below does not address tax considerations that may be relevant to participants in “nonqualified” retirement plans, or to other investors. Prospective investors are urged to consult the plan sponsor or other intermediary through which their investment is made, as well as their own tax advisors and financial planners, regarding the U.S. federal income tax consequences to them of an investment in the Fund, the application of state, local, or foreign laws, and the effect of any possible changes in applicable tax laws on an investment in the Fund.
Tax Status and Taxation of the Fund
The Fund is treated as a separate taxable entity for U.S. federal income tax purposes. The Fund intends to qualify each year as a regulated investment company (“RIC”) under Subchapter M of the Code. In order to qualify for the special tax treatment accorded RICs and their shareholders, the Fund must, among other things:
(a)	derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities, or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and (ii) net income derived from interests in “qualified publicly traded partnerships” (as defined below);

(b)	diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the market value of the Fund’s total assets consists of cash and cash items, U.S.

government securities, securities of other RICs, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested in the securities (other than those of the U.S. government or RICs) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses, or in the securities of one or more qualified publicly traded partnerships (as defined below); and

(c)	distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid—generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and any net tax-exempt interest income for such year.
In general, for purposes of the 90% gross income requirement described in paragraph (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized directly by the RIC. However, 100% of the net income derived from an interest in a qualified publicly traded partnership (defined generally as a partnership (i) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, (ii) that derives at least 90% of its income from passive income sources defined in Section 7704(d) of the Code, and (iii) that derives less than 90% of its income from the qualifying income described in paragraph (a)(i) above) will be treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership. Further, for the purposes of the diversification test in paragraph (b) above: (i) the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership, and (ii) identification of the issuer (or, in some cases, issuers) of a particular Fund investment can depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the Internal Revenue Service (“IRS”) with respect to issuer identification for a particular type of investment may adversely affect the Fund’s ability to meet the diversification test in (b) above.
If the Fund qualifies as a RIC that is accorded special tax treatment, the Fund will not be subject to U.S. federal income tax on income distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, as defined below).
As described above, the Fund intends generally to distribute at least annually to its shareholders substantially all of its net investment income (including any net tax-exempt interest income) and all of its net realized capital gains (including both net short-term and long-term capital gains). Any net taxable investment income or net short-term capital gains (as reduced by any net long-term capital losses) retained by the Fund will be subject to tax at the Fund level at regular corporate rates. Although the Fund intends generally to distribute all of its net capital gain (i.e., the excess of any net long-term capital gains over net short-term capital losses) each year, the Fund reserves the right to retain for investment all or a portion of its net capital gain. If the Fund retains any net capital gain, it will be subject to tax at the Fund level at regular corporate rates on the amount retained.
Amounts not distributed on a timely basis by RICs in accordance with a calendar-year distribution requirement are subject to a nondeductible 4% excise tax at the Fund level. This excise tax, however, is inapplicable to any RIC whose sole shareholders are certain qualified retirement or pension plans, separate accounts of life insurance companies funding variable contracts, Section 529 qualified tuition programs or certain other permitted tax-exempt investors, or other RICs that are also exempt from the excise tax. In determining whether these investors are the sole shareholders of a RIC for purposes of this exception to the excise tax, shares attributable to an investment in the RIC (not exceeding $250,000) made in connection with the organization of the RIC are not taken into account.
If the Fund is subject to the excise tax and fails to distribute in a calendar year at least an amount generally equal to the sum of 98% of its ordinary income for such year and 98.2% of its capital gain net income for the one-year period ending October 31 within that year, plus any such retained amounts from the prior year, the Fund would be subject to a nondeductible 4% excise tax on the undistributed amounts. If the Fund is subject to the excise tax, the Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax, although the Fund reserves the right to pay an excise tax rather than make an additional distribution when circumstances warrant (e.g., the payment of the excise tax amount is deemed by the Fund to be de minimis). For purposes of the required excise tax distribution, the Fund’s ordinary gains and losses from the sale, exchange, or other taxable disposition of property that would otherwise be taken into account after October 31 of a calendar year generally are treated as arising on January 1 of the following calendar year.
Realized capital losses in excess of realized capital gains (“Net Capital Losses”) are not permitted to be deducted against net investment income. Instead, potentially subject to the limitations described below, the Fund will carry Net Capital Losses forward from any taxable year to subsequent taxable years to offset capital gains, if any, realized during such subsequent taxable year. Distributions from capital gains are generally made after applying any available capital loss carryforwards. Capital loss carryforwards are reduced to the extent they offset current-year net realized capital gains, whether the Fund retains or distributes such gains.
Any Net Capital Losses will be carried forward to one or more subsequent taxable years without expiration. Any such carryforward losses will retain their character as short-term or long-term and will be applied first against gains of the same character before offsetting gains of a different character (e.g., Net Capital Losses that are long-term will first offset any long-term capital gain with any remaining amounts available to offset any short-term capital gain). The Fund’s available capital loss carryforwards, if any, will be set forth in its annual shareholder report for each fiscal year.
In addition, the Fund’s ability to use Net Capital Losses may be limited following the occurrence of certain (i) acquisitive reorganizations and (ii) shifts in the ownership of the Fund by a shareholder owning or treated as owning 5% or more of the shares of the Fund (each, an “ownership change”). The Code may similarly limit the Fund’s ability to use any of its other capital losses, or ordinary losses, that have accrued but have not been recognized (i.e., “built-in” losses) at the time of an ownership change to the extent they are realized within the five-year period following the ownership change.
Taxation of Fund Distributions and Redemptions
As noted above, shares of the Fund will be held solely by certain eligible retirement plans, as well as through certain other tax-advantaged accounts. Shareholders that are retirement plans that qualify for tax-exempt treatment under U.S. federal income tax laws generally are not subject to U.S. federal income tax on distributions from the Fund or on redemptions of Fund shares. Special tax rules apply to investments through such plans. Plan participants whose retirement plan invests in the Fund generally are not subject to U.S. federal income tax on Fund distributions received by the plan or on redemptions of Fund shares by the plan. However, distributions to plan participants from a retirement plan generally are taxable to plan participants as ordinary income, with certain exceptions (for example, distributions to participants from a Roth 401(k) plan generally are not taxable to those participants).
As noted above, this discussion does not address tax considerations that may be relevant to participants in “nonqualified” retirement plans, or to other investors. All investors should consult with their own tax advisors or the plan administrator or other financial intermediary through which their investment in the Fund is made to determine the suitability of the Fund as an investment through their retirement plan or other tax-advantaged account and the specific U.S. federal income, as well as any possible state, local, foreign, or other tax consequences to them of investing in the Fund through their plan or other account.
Backup Withholding
The Fund (or in the case of shares held through an intermediary, the intermediary) generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any individual shareholder who fails to properly furnish the Fund (or the intermediary) with a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify that he or she is not subject to such withholding. The backup withholding tax rate is 28% for amounts paid through 2012. This rate will expire and the backup withholding rate will be 31% for amounts paid after December 31, 2012, unless Congress enacts tax legislation providing otherwise. Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the record owner of the account, and may be claimed as a credit on the record owner’s U.S. federal income tax return, provided the appropriate information is furnished to the IRS.
Shareholder Reporting Obligations With Respect to Foreign Bank and Financial Accounts and Other Foreign Financial Assets
Certain individuals (and, if provided in future guidance, certain domestic entities) must disclose annually their interests in “specified foreign financial assets” on IRS Form 8938, which must be attached to their U.S. federal income tax returns for taxable years beginning after March 18, 2010 The IRS has not yet released a copy of the Form 8938 and has suspended the requirement to attach Form 8938 for any taxable year for which an income tax return is filed before the release of Form 8938. Following Form 8938’s release, individuals will be required to attach to their next income tax return required to be filed with the IRS a Form 8938 for each taxable year for which the filing of Form 8938 was suspended. Until the IRS provides more details regarding this reporting requirement, including in Form 8938 itself and related Treasury regulations, it remains unclear under what circumstances, if any, a shareholder’s (indirect) interest in the Fund’s “specified foreign financial assets,” if any, will be required to be reported on this Form 8938. In addition, shareholders that are U.S. persons and own, directly or indirectly, more than 50% of a Fund could be required to report annually their “financial interest” in the Fund’s “foreign financial accounts,” if any, on Treasury Department Form TD F 90-22.1, Report of Foreign Bank and Financial Accounts (FBAR). Shareholders should consult their plan sponsor or other intermediary through which a Fund investment is made (if applicable), as well as a tax advisor, regarding the applicability to them of both of these reporting requirements.
Other Reporting and Withholding Requirements
Rules enacted in March 2010 under the HIRE Act require the reporting to the IRS of direct and indirect ownership of foreign financial accounts and foreign entities by U.S. persons. Failure to provide this required information can result in a 30% withholding tax on certain payments (“withholdable payments”), beginning in 2014 or 2015, depending on the type of payment. Specifically, withholdable payments subject to this 30% withholding tax include payments of U.S.-source interest and dividends, including certain payments with respect to derivative instruments that are treated as “dividend equivalents,” in each case made on or after January 1, 2014, and payments of gross proceeds from the sale or other disposal of property that can produce U.S.-source interest or dividends made on or after January 1, 2015.
The IRS has issued only preliminary guidance with respect to these rules; their scope remains unclear and potentially subject to material change. Very generally, it is possible that all or a portion of distributions made by the Fund on or after the dates noted above (or such later dates as may be provided in future guidance) to a shareholder will be subject to the 30% withholding requirement. Payments to a foreign shareholder that is a “foreign financial institution” will generally be subject to withholding, unless such shareholder enters into a timely agreement with the IRS. Payments to shareholders that are U.S. persons or foreign individuals will generally not be subject to withholding, so long as such shareholders provide the Fund with such certifications or other documentation, including, to the extent required, with regard to their direct and indirect owners, as the Fund requires to comply with these rules. Persons investing in the Fund through an intermediary should contact their intermediary regarding the application of this reporting and withholding regime to their investments in the Fund.
Shareholders are urged to consult a tax advisor regarding this reporting and withholding regime, in light of their particular circumstances.
The Fund and its shareholders may be subject to certain other tax reporting requirements as a result of the investment strategies and activities of the Fund. Certain U.S. federal, state, local and foreign tax reporting requirements may require the Fund to provide certain information about its shareholders to the IRS and other similar authorities responsible for tax matters in other jurisdictions (e.g., foreign countries).

Tax Implications of Certain Investments
As discussed in the Fund’s Prospectus, the Fund invests substantially all of its assets in shares of USCEF. Therefore, unless otherwise specified, the following section discusses certain U.S. federal income tax consequences of investments made by USCEF.
USCEF may make extensive use of various types of derivative financial instruments to the extent consistent with its investment policies and restrictions. The tax treatment of certain derivative instruments may require USCEF to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, USCEF may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold.
The tax rules applicable to derivative financial instruments are in some cases uncertain under current law, including under Subchapter M of the Code. Accordingly, while USCEF intends to account for such transactions in a manner it deems to be appropriate, an adverse determination or future guidance by the IRS with respect to one or more of these rules (which determination or guidance could be retroactive) may adversely affect USCEF’s ability to meet one or more of the relevant requirements to maintain its qualification as a RIC, as well as to avoid the Fund-level tax. See “Loss of RIC Status” below.
Certain investments made and investment practices engaged in by USCEF can produce a difference between its book income and its taxable income. These can include, but are not limited to, certain hedging activities, as well as Section 1256 contracts, passive foreign investment companies (as defined below), and debt obligations with discount or purchased at a premium.
Any investment by USCEF in equity securities of a real estate investment trust (as defined in Section 856 of the Code) qualifying for special tax treatment under Subchapter M of the Code (“U.S. REIT”) may result in the Fund’s receipt of cash in excess of the U.S. REIT’s earnings; if the Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for U.S. federal income tax purposes. Investments in U.S. REIT equity securities may also require the Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold.
Under a notice issued by the IRS in October 2006 and Treasury regulations that have not yet been issued, but may apply retroactively, a portion of the Fund’s income (including income allocated to the Fund from USCEF with respect to USCEF’s investment in a U.S. REIT or other pass-through entity) that is attributable to a residual interest in a real estate mortgage investment conduit (“REMIC”) or an equity interest in a taxable mortgage pool (“TMP”) (referred to in the Code as an “excess inclusion”) will be subject to U.S. federal income tax in all events. This notice also provides and the regulations are expected to provide that excess inclusion income of RICs, such as USCEF and the Fund, will be allocated to shareholders of RICs in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related interest directly. As a result, to the extent the Fund invests in any such interests through USCEF, it may not be a suitable investment for certain tax-exempt investors, as noted below.
In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), and (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan, or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income.
Under current law, income of the Fund that would be treated as UBTI if earned directly by a tax-exempt entity generally will not be attributed and taxed as UBTI when distributed to tax-exempt shareholders (that is, the Fund “blocks” this income with respect to such shareholders). Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in the Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Section 514(b) of the Code. A tax-exempt shareholder may also recognize UBTI if the Fund recognizes excess inclusion income derived from direct or indirect investments in residual interests in REMICs or equity interests in TMPs as described above, if the amount of such income recognized by the Fund exceeds the Fund’s investment company taxable income (after taking into account deductions for dividends paid by the Fund).
Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) that are acquired by USCEF or the Fund will be treated as debt obligations that are issued originally at a discount. Generally, the amount of the OID is treated as interest income and is included in USCEF’s or the Fund’s taxable income (and required to be distributed by USCEF or the Fund) over the term of the debt security, even though payment of that amount is not received until a later time, usually upon partial or full repayment or disposition of the debt security. In addition, payment-in-kind securities will give rise to income which is required to be distributed and is taxable even though USCEF or the Fund, as a holder of the security, receives no interest payment in cash on the security during the year.
If USCEF or the Fund holds certain debt obligations that are treated as issued or purchased at a discount, it may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest USCEF or the Fund actually received in respect of such obligations. To generate a sufficient amount of cash to make the requisite distributions, USCEF or the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold.
USCEF’s investments in foreign securities (if any) may be subject to foreign withholding and other taxes on dividends, interest, or capital gains, which can decrease the Fund’s yield. USCEF may otherwise be subject to foreign taxation on repatriation proceeds generated from those securities or to other transaction-based foreign taxes on those securities, which can also decrease the Fund’s yield. Such foreign withholding taxes and other taxes may be reduced or eliminated under income tax treaties between the United States and certain foreign jurisdictions. Depending on the number of foreign shareholders in USCEF, however, such reduced foreign withholding and other tax rates may not be available for investments in certain jurisdictions.
In addition, any transactions by USCEF in foreign currencies, foreign currency-denominated debt obligations, or certain foreign currency options, futures contracts, or forward contracts (or similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned and can give rise to differences in USCEF’s book and taxable income. USCEF may be required to sell securities in its portfolio (including when it is not advantageous to do so) in order to generate sufficient cash to make the requisite distributions of such income. Any net ordinary losses so created cannot be carried forward by USCEF to offset income or gains earned in subsequent taxable years.
USCEF’s investments in certain passive foreign investment companies (“PFICs”), as defined below, could subject USCEF to U.S. federal income tax (including interest charges) on distributions received from a PFIC or on proceeds received from the disposition of shares in a PFIC, which tax cannot be eliminated by making distributions to USCEF shareholders, including the Fund. However, USCEF may make certain elections to avoid the imposition of that tax. For example, USCEF may elect to treat a PFIC as a “qualified electing fund” (“QEF”) (i.e., make a “QEF election”), in which case USCEF will be required to include its share of the PFIC’s income and net capital gain annually, regardless of whether it receives any distribution from the PFIC. Alternately, USCEF may make an election to mark the gains (and to a limited extent the losses) in such holdings “to the market” as though it had sold (and, solely for purposes of this mark-to-market election, repurchased) its holdings in those PFICs on the last day of USCEF’s taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may have the effect of accelerating the recognition of income (without the receipt of cash) and increasing the amount required to be distributed for USCEF to avoid taxation. Making either of these elections therefore may require USCEF to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may affect the Fund’s total return. In addition, there is a risk that USCEF may not realize that a foreign corporation in which it invests is a PFIC for U.S. federal tax purposes and thus fail to timely make a QEF or mark-to-market election in respect of that corporation, in which event USCEF could be subject to the U.S. federal income taxes and interest charges described above.
A PFIC is any foreign corporation in which (i) 75% or more of the gross income for the taxable year is passive income, or (ii) the average percentage of the assets (generally by value, but by adjusted tax basis in certain cases) that produce, or are held for the production of, passive income is at least 50%. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gains over losses from certain property transactions and commodities transactions, income from certain notional principal contracts, and foreign currency gains. Passive income for this purpose does not include rents and royalties received by the foreign corporation from active business and certain income received from related persons.

Loss of RIC Status
If the Fund were to fail to meet the income or diversification test described in “Tax Status and Taxation of the Fund” above, the Fund could in some cases cure such failure, including by paying a Fund-level tax and, in the case of a diversification test failure, disposing of certain assets. If the Fund were ineligible to or otherwise did not cure such failure for any year, or if the Fund were otherwise to not qualify for taxation as a RIC for such year, the Fund would be taxed as an ordinary corporation on its taxable income for that year without being able to deduct the distributions it makes to its shareholders, thereby reducing the value of a shareholder’s investment in the Fund, and depending on when the Fund discovered its qualification failure for a particular taxable year, the Fund may be subject to penalties and interest on any late payments of its Fund-level taxes for such year. In addition, in the event of any such loss of RIC status, all distributions from the Fund’s earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to Fund shareholders as ordinary income. In order to re-qualify for taxation as a RIC that is accorded special tax treatment, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest on such gains, and make certain substantial distributions.
Tax Shelter Reporting Regulations
Under Treasury regulations, if a shareholder recognizes a loss on disposition of the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.
MANAGEMENT OF THE TRUST
The following tables present information regarding each Trustee and officer of the Trust as of the date of this Statement of Additional Information. Each Trustee’s and officer’s date of birth (“DOB”) is set forth after his or her name. Unless otherwise noted, (i) each Trustee and officer has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Trustee and officer is c/o GMO Series Trust, 40 Rowes Wharf, Boston, MA 02110. Each Trustee serves in office for a term of eight years or, if sooner, until the Trustee dies, resigns or is removed or until the election and qualification of the Trustee’s successor. Each officer serves in office until his or her successor is elected and determined to be qualified to carry out the duties and responsibilities of the office, or until the officer resigns or is removed from office.

				Number of
				Portfolios in
	Position(s)			Fund	Other
Name and Date	Held	Length of	Principal Occupation(s)	Complex[1]	Directorships
of Birth	with the Trust	Time Served	During Past 5 Years	Overseen	Held
INDEPENDENT TRUSTEE

Maria D. Furman DOB: 02/03/1954	Trustee	Since August 2011.	Retired.	1	Trustee of MassMutual Premier Funds and MML Series Investment Fund II (32 portfolios).

INTERESTED TRUSTEE AND OFFICER

Joseph B. Kittredge, Jr.[2] DOB: 08/22/1954	Trustee; President and Chief Executive Officer of the Trust	Since May 2011.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005-present); President and Chief Executive Officer of GMO Trust since March 2009.	67	None.

[1]	The Fund Complex consists of the funds of GMO Series Trust and GMO Trust.

[2]	Mr. Kittredge is an “interested person” of the Trust, as such term is used in the 1940 Act (an “Interested Trustee”), by virtue of his positions with GMO indicated in the table above.

Information About Each Trustee’s Experience, Qualifications, Attributes, or Skills for Board Membership. The Board of Trustees has determined that each Trustee should serve as such based on identifying and evaluating the skill sets and qualifications of potential candidates. The Board of Trustees generally considered the educational, business and professional experience of each Trustee in determining his or her qualifications to serve as a Trustee of the Fund. The Board of Trustees focuses on the complementary skills and experience of the Trustees as a group, as well as on those of any particular Trustee. The Board of Trustees noted that both Trustees had considerable experience in overseeing investment management activities and/or related operations and in serving on the boards of other companies. In addition, the Board of Trustees also considered, among other factors, the particular attributes described below with respect to the individual Trustees:
Maria D. Furman — Ms. Furman’s experience serving on the boards and committees of other organizations, her professional training and her qualification as a chartered financial analyst, and her experience in the management of a leading investment management firm.
Joseph B. Kittredge, Jr. — Mr. Kittredge’s experience serving as President of GMO Trust and General Counsel and a Member of GMO, his professional training and his experience as a lawyer representing mutual funds and investment management firms, including as a partner at a leading law firm, and his perspective on Board matters as a senior executive of GMO.
Information relating to the experience, qualifications, attributes and skills of the Trustees is required by the registration form adopted by the SEC, does not constitute holding out the Board or any Trustee as having any special expertise or experience, and does not impose any greater responsibility or liability on any such person or on the Board as a whole than would otherwise be the case.
Officers

Position(s)
Name and Date of	Held	Length	Principal Occupation(s)
Birth	with the Trust	of Time Served	During Past 5 Years
Joseph B. Kittredge, Jr. DOB: 08/22/1954	Trustee; President and Chief Executive Officer	Since May 2011.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005-present); President and Chief Executive Officer, GMO Trust (March 2009- present).

Sheppard N. Burnett DOB: 10/24/1968	Treasurer and Chief Financial Officer	Since May 2011	Head of Fund Administration (December 2006-present), Fund Administration Staff (June 2004-November 2006), Grantham, Mayo, Van Otterloo & Co. LLC; Chief Financial Officer (March 2007-present), Treasurer (November 2006-March 2007), and Assistant Treasurer (September 2004- November 2006), GMO Trust.[1]

Position(s)
Name and Date of	Held	Length	Principal Occupation(s)
Birth	with the Trust	of Time Served	During Past 5 Years
John McGinty DOB: 08/11/1962	Chief Compliance Officer	Since August 2011.	Chief Compliance Officer, Grantham, Mayo, Van Otterloo & Co. LLC (July 2009-present); Chief Compliance Officer, GMO Trust (February 2011-present); Senior Vice President and Deputy General Counsel (January 2007-July 2009), Vice President and Associate General Counsel (February 2006-December 2006), Fidelity Investments.

Jason B. Harrison DOB: 01/29/1977	Clerk and Chief Legal Officer	Clerk since May 2011; Chief Legal Officer since September 2011.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since February 2006); Chief Legal Officer and Vice President-Law (October 2010-present), Vice President (November 2006-October 2010).

[1]	Mr. Burnett also serves as an officer of certain other pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

Trustees’ Responsibilities. Under the provisions of the GMO Series Trust Declaration of Trust, the Trustees manage the business of the Trust, an open-end management investment company. The Trustees have all powers necessary or convenient to carry out that responsibility, including the power to engage in transactions of all kinds on behalf of the Trust. Except as provided in the Declaration of Trust, the exercise by the Trustees of their powers shall be valid if, but only if, the exercise is approved by a majority of the Trustees then in office, so long as: (i) at least one Independent Trustee votes for or abstains from such exercise, and (ii) at least one Interested Trustee votes for or abstains from such exercise; and further provided that if there is only one Trustee, such Trustee is permitted to exercise any power on his own. Without limiting the foregoing, the Trustees shall have the power to amend the Declaration of Trust; select the investment companies, including series of GMO Trust, in which a series of the Trust shall invest; adopt, amend or repeal By-Laws not inconsistent with the Declaration of Trust providing for the regulation and management of the affairs of the Trust; elect and remove officers and appoint and terminate agents; fix the number of Trustees and, subject to the provisions of the Declaration of Trust, fill any vacancies on the Board; remove a Trustee; extend a Trustee’s term for one or more successive eight (or fewer)-year periods; designate one or more committees of the Trustees with such powers and authority as the Trustees determine; employ one or more custodians of the assets of the Trust and to authorize such custodians to employ subcustodians and to deposit all or any part of such assets in a system or systems for the central handling of securities or with a Federal Reserve Bank; retain a transfer agent or a shareholder servicing agent, or both, to provide for the distribution of shares by the Trust, through one or more principal underwriters or otherwise, and make rules for the transfer of shares of each series and class and similar matters; establish or change a record date for determining shareholders who are entitled to receive payment of any dividend or other distribution and close the register or transfer books of a series or class of the Trust prior to the payment of a distribution; and they may in general delegate such authority as they consider desirable to any officer of the Trust, to any committee of the Trustees, and to any agent or employee of the Trust or to any such custodian or underwriter.

Board Leadership Structure and Risk Oversight. The Board of Trustees is responsible for the general oversight of the Fund’s affairs and for assuring that the Fund is managed in the best interests of its shareholders. The Board regularly reviews the Fund’s investment performance as well as the quality of services provided to the Fund and its shareholders by GMO and its affiliates, including shareholder servicing. At least annually, the Board reviews and evaluates the fees and operating expenses paid by the Fund for these services and negotiates changes that it deems appropriate. In carrying out these responsibilities, the Board is assisted by the Fund’s auditors, independent counsel to the Independent Trustees and other persons as appropriate, who are selected by and responsible to the Board. In addition, the Fund’s Chief Compliance Officer reports directly to the Board.
Currently, one of the Trustees is an Independent Trustee. The Independent Trustee must vote separately to approve all financial arrangements and other agreements with the Fund’s investment adviser, GMO, and other affiliated parties. The role of the Independent Trustee has been characterized as that of a “watchdog” charged with oversight of protecting shareholders’ interests against overreaching and abuse by those who are in a position to control or influence a fund.
The Board of Trustees focuses on the oversight of risk as part of its broader oversight of the Fund’s affairs. While risk management is primarily the responsibility of the Fund’s investment adviser, GMO, the Board regularly receives reports, including reports from GMO and the Fund’s Chief Compliance Officer, regarding investment risks, compliance risks, and certain other risks applicable to the Fund. The Audit Committee, which is discussed in more detail below, focuses on different aspects of these risks within the scope of the committee’s authority and their potential impact on the Fund, and discusses with GMO the ways in which GMO monitors and controls such risks.
The Board recognizes that not all risks that may affect the Fund can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals, that reports received by the Trustees with respect to risk management matters are typically summaries of the relevant information, and that the processes, procedures and controls employed to address risks may be limited in their effectiveness. As a result of the foregoing and other factors, risk management oversight by the Board and by the Committee is subject to substantial limitations.
Committees
The Board of Trustees has the authority to establish committees, which may exercise the power and authority of the Trustees to the extent the Board determines. The committees assist the Board of Trustees in performing its functions and duties under the 1940 Act and Massachusetts law.
The Board of Trustees currently has established one standing committee: the Audit Committee. As of the date of this SAI, the Audit Committee has held 1 meeting.
Audit Committee. The Audit Committee (i) oversees the Trust’s accounting and financial reporting policies and practices and internal controls over financial reporting; (ii) oversees the quality and objectivity of the Trust’s financial statements and the independent audit of those statements; (iii) appoints, determines the independence and compensation of, and oversees the work performed by the Trust’s independent auditors in preparing or issuing an audit report or related work; (iv) approves all audit and permissible non-audit services provided to the Trust, and certain other persons by the Trust’s independent auditors; and (v) acts as a liaison between the Trust’s independent auditors and the Board of Trustees. Ms. Furman is the sole member of the Audit Committee.
The Audit Committee may utilize the resources of the Fund’s counsel and auditors as well as other persons. The Committee meets from time to time, either in conjunction with regular meetings of the Board or otherwise. The Board appoints the members of the Committee and has appointed the sole Independent Trustee to the Committee.
Trustee Fund Ownership
The following table sets forth ranges of the current Trustees’ direct beneficial share ownership in the Fund and the aggregate dollar ranges of their direct beneficial share ownership in the funds of GMO Series Trust and GMO Trust (the “Family of Investment Companies”) as of December 31, 2010.

Aggregate Dollar Range of Shares
Directly Owned in all
Registered Investment Companies
	Dollar Range of	(whether or not offered in the
	Shares Directly Owned in	Prospectus) Overseen by Trustee in
Name	the Fund*	Family of Investment Companies
Maria D. Furman	None	None

Joseph B. Kittredge, Jr.	None	$50,001- $100,000

*	The Fund will commence operations on or following the date of this SAI, and, therefore, has not yet offered any shares for sale as of this date.

The following table sets forth ranges of Mr. Kittredge’s indirect beneficial share ownership in the Fund and the aggregate dollar range of his indirect beneficial share ownership in the Family of Investment Companies as of December 31, 2010.

Aggregate Dollar Range of Shares
Indirectly Owned in all
Registered Investment Companies
	Dollar Range of	(whether or not offered in the
	Shares Directly Owned in	Prospectus) Overseen by Trustee in
Name	the Fund*	Family of Investment Companies
Joseph B. Kittredge, Jr.	None	$50,001 - $100,000

*	The Fund will commence operations on or following the date of this SAI, and, therefore, has not yet offered any shares for sale as of this date.

Trustee Ownership of Securities Issued by the Manager or Principal Underwriter
None.
Trustee Ownership of Related Companies
There were no securities owned by the current Independent Trustee and her family members, as of December 31, 2010, in the Manager, Funds Distributor, LLC, the Fund’s principal underwriter, or entities directly or indirectly controlling, controlled by, or under common control with the Manager or Funds Distributor, LLC.
Remuneration. The Trust has adopted a compensation policy for its Trustees. Ms. Furman, the Trust’s Independent Trustee, receives an annual retainer from the Trust for her services. Ms. Furman also is paid a fee for participating in in-person and telephone meetings of the Board of Trustees and its committee, and a fee for consideration of actions proposed to be taken by written consent. The Trust pays no additional compensation for travel time to meetings, attendance at director’s educational seminars or conferences, service on industry or association committees, participation as speakers at directors’ conferences, or service on special director task forces or subcommittees, although the Trust does reimburse Trustees for seminar or conference fees and for travel expenses incurred in connection with attendance at seminars or conferences. The Trustees do not receive any employee benefits such as pension or retirement benefits or health insurance.
Other than as set forth in the following table, no Trustee of the Trust received any direct compensation from the Fund or the Fund Complex for the fiscal year ended April 30, 2011:

Name of Person,	Maria D. Furman,
Position:	Trustee
Compensation from the Fund:	$59,000	*
Pension or Retirement Benefits Accrued as Part of Fund Expenses:	N/A
Estimated Annual Benefits Upon Retirement:	N/A
Total Compensation from the Fund Complex:	$59,000	*

*	Reflects an estimate of the direct compensation to be paid to the Trustee for the Fund’s initial fiscal year ending April 30, 2012. Actual direct compensation paid to the Trustee will vary depending on the net assets of the Fund throughout its initial fiscal year.

The Fund does not expect to pay any officer of the Trust aggregate compensation exceeding $60,000 for the Fund’s initial fiscal year ending April 30, 2012.
Mr. Kittredge does not receive any compensation from the Trust, but as a member of the Manager will benefit from management, shareholder servicing, administration, and any other fees paid to GMO and its affiliates by the Fund and various other GMO Funds not offered through the Prospectus. The officers of the Trust do not receive any employee benefits such as pension or retirement benefits or health insurance from the Trust.
The Fund will commence operations on or following the date of this Statement of Additional Information, and therefore, has not yet offered any shares for sale. Therefore, as of the date hereof, the Trustees and Officers of the Trust as a group owned less than 1% of the outstanding shares of each class of shares of the Fund.
Code of Ethics. The Trust and the Manager have each adopted a Code of Ethics pursuant to the requirements of the 1940 Act. Under each Code of Ethics, personnel are permitted to engage in personal securities transactions only in accordance with specified conditions relating to their position, the identity of the security, the timing of the transaction, and similar factors. Transactions in securities that may be purchased or held by the Fund are permitted, subject to compliance with each Code. Personal securities transactions must be reported quarterly and broker confirmations must be provided for review.
The non-interested Trustees of the Trust are subject to a separate Code of Ethics for the Independent Trustees pursuant to the requirements of the 1940 Act. Transactions by the Independent Trustees in securities, including securities that may be purchased or held by the Fund, are permitted, subject to compliance with the Code of Ethics. Pursuant to the Code of Ethics, an Independent Trustee ordinarily is not required to report his or her personal securities transactions or to identify his or her brokerage accounts to the Fund or its representatives, subject to certain limited exceptions specified in the Code of Ethics.
The Fund’s principal underwriter, which is not affiliated with the Fund or the Manager, also has adopted a Code of Ethics pursuant to the requirements of the 1940 Act. Transactions in securities effected by the principal underwriter’s personnel who are designated as Access Persons under the Code, including securities that may be purchased or held by the Fund, are permitted, subject to compliance with the Code. Currently, there are no Access Persons of the Distributor as it relates to the Fund.

INVESTMENT ADVISORY AND OTHER SERVICES
Management Contracts
As disclosed in the Prospectus under the heading “Management of the Trust,” under a Management Contract (the “Management Contract”) between the Trust, on behalf of the Fund, and the Manager, subject to such policies as the Trustees of the Trust may determine, the Manager furnishes continuously an investment or asset allocation program, as applicable, for the Fund, and makes investment decisions on behalf of the Fund and places all orders for the purchase and sale of portfolio securities. Subject to the control of the Trustees, the Manager also manages, supervises, and conducts the other affairs and business of the Trust, furnishes office space and equipment, provides bookkeeping and certain clerical services, and pays all salaries, fees, and expenses of officers and Trustees of the Trust who are affiliated with the Manager. As indicated under “Portfolio Transactions — Brokerage and Research Services,” the Trust’s portfolio transactions may be placed with broker-dealers who furnish the Manager, at no cost, research, statistical and quotation services of value to the Manager in advising the Trust or its other clients.
In addition, as disclosed in the Prospectus, the Manager has contractually agreed to waive and/or reimburse the Fund for specified Fund expenses through at least October 1, 2012.
The Management Contract provides that the Manager shall not be subject to any liability in connection with the performance of its services in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties.
The Management Contract will be approved by the Trustees of the Trust (including a majority of the Trustees who were not “interested persons” of the Manager) and by the Fund’s sole initial shareholder in connection with the organization of the Trust and the establishment of the Fund. Generally, the Management Contract continues in effect for a period of two years from the date of its execution and continuously thereafter so long as its continuance is approved at least annually by (i) the vote, cast in person at a meeting called for that purpose, of a majority of those Trustees who are not “interested persons” of the Manager or the Trust, and by (ii) the majority vote of either the full Board of Trustees or the vote of a majority of the outstanding shares of the Fund. The Management Contract automatically terminates on assignment, and is terminable on not more than 60 days’ notice by the Trust to the Manager. In addition, the Management Contract may be terminated on not more than 60 days’ written notice by the Manager to the Trust.
The Manager does not charge the Fund a Management Fee. The Fund, as a result of its investment in USCEF, indirectly bears the Management Fee paid by USCEF, which is calculated based on a fixed percentage of the Fund’s average daily net assets.
In the event that the Manager ceases to be the manager of the Fund, the right of the Trust to use the identifying name “GMO” may be withdrawn.

Portfolio Management
GMO’s Quantitative Equity Division is responsible for day-to-day investment management of the Fund. The division’s investment professionals work collaboratively to manage the Fund’s portfolio, and no one person is primarily responsible for day-to-day management of the Fund.
The following table sets forth information about accounts overseen or managed by the senior members of the Quantitative Equity Division as of June 30, 2011.

	Registered investment companies
	managed (including non-GMO
Senior	mutual fund subadvisory		Other pooled investment		Separate accounts managed
Member	relationships)		vehicles managed (world-wide)		(world-wide)
	Number of		Number of		Number of
	accounts[1]	Total assets[1,2]	accounts	Total assets	accounts	Total assets
Thomas Hancock	22	$39,606,579,724.31	8	$3,771,131,608.57	43	$9,802,534,789.93

Sam Wilderman	22	$39,606,579,724.31	8	$3,771,131,608.57	43	$9,802,534,789.93

Registered investment companies
	managed for which GMO receives		Other pooled investment		Separate accounts managed
	a performance-based fee		vehicles managed (world-wide)		(world-wide) for which GMO
	(including non-GMO mutual fund		for which GMO receives a		receives a performance-based
	subadvisory relationships)		performance-based fee		fee
	Number of		Number of		Number of
	accounts	Total assets	accounts	Total assets	accounts	Total assets
Thomas Hancock	0	0	2	$1,923,426,551.41	8	$2,019,760,575.59

Sam Wilderman	0	0	2	$1,923,426,551.41	8	$2,019,760,575.59

[1]	Includes GMO Funds (including GMO Funds not offered through the Prospectus) that had commenced operations on or before June 30, 2011.

[2]	For some senior members, “Total assets” includes assets invested by other GMO Funds.
Because the senior members manage other accounts, including accounts that pay higher fees or accounts that pay performance-based fees, potential conflicts of interest exist, including potential conflicts between the investment strategy of the Fund and the investment strategy of the other accounts managed by the senior members and potential conflicts in the allocation of investment opportunities between the Fund and the other accounts.
Senior members of the division are generally members (partners) of GMO. As of August 15, 2011, the compensation of the senior members consisted of a fixed annual base salary, a partnership interest in the firm’s profits and, possibly, an additional, discretionary, bonus related to the senior members’ contribution to GMO’s success. The compensation program does not disproportionately reward outperformance by higher fee/performance fee products. Base salary is determined by taking into account current industry norms and market data to ensure that GMO pays a competitive base salary. The level of partnership interest is determined by taking into account the individual’s contribution to GMO and its mission statement. A discretionary bonus may also be paid to recognize specific business contributions and to ensure that the total level of compensation is competitive with the market. Because each person’s compensation is based on his or her individual performance, GMO does not have a typical percentage split among base salary, bonus and other compensation. A GMO membership interest is the primary incentive for persons to maintain employment with GMO. GMO believes this is the best incentive to maintain stability of portfolio management personnel.
Senior Member Fund Ownership. The Fund will commence operations on or following the date of this Statement of Additional Information, and therefore, has not yet offered any shares for sale. Therefore, as of the date hereof, neither Mr. Hancock nor Mr. Wilderman had any direct or indirect ownership of the Fund.
Custodial Arrangements and Fund Accounting Agents. As described in the Prospectus, State Street Bank and Trust Company (“State Street Bank”), One Lincoln Street, Boston, Massachusetts 02111, serves as the Trust’s custodian and fund accounting agent on behalf of the Fund. As such, State Street Bank holds in safekeeping certificated securities and cash belonging to the Fund and, in such capacity, is the registered owner of securities in book-entry form belonging to the Fund. Upon instruction, State Street Bank receives and delivers cash and securities of the Fund in connection with Fund transactions and collects all dividends and other distributions made with respect to Fund portfolio securities. State Street Bank also maintains certain accounts and records of the Trust and calculates the total net asset value, total net income and net asset value per share of the Fund on a daily basis.
Administration Arrangements. As disclosed in the Prospectus, pursuant to the terms of an Administration Agreement with the Fund, Class R1 shares of the Fund pay the Manager an administration fee, which is used by the Manager to defray its expenses (or the expenses of a third party) in providing administration and record keeping services to investors purchasing Class R1 shares of the Fund through eligible retirement plans. The Manager contracts with State Street Bank in connection with the provision of certain administrative services and pays State Street Bank a portion of its administration fee in connection therewith.
Independent Registered Public Accounting Firm. The Trust’s independent registered public accounting firm is PricewaterhouseCoopers LLP, 125 High Street, Boston, Massachusetts 02110. PricewaterhouseCoopers LLP conducts annual audits of the Trust’s financial statements, assists in the preparation of the Fund’s federal and state income tax returns, consults with the Trust as to matters of accounting and federal and state income taxation, and provides assistance in connection with the preparation of various SEC filings.
Distributor. Funds Distributor, LLC, 10 High Street, Suite 302, Boston, Massachusetts 02110, serves as the Trust’s distributor on behalf of the Fund.
Counsel. Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, Massachusetts 02199, serves as counsel to the Trust.
Transfer Agent. State Street Bank serves as the Trust’s transfer agent on behalf of the Fund.

PORTFOLIO TRANSACTIONS
Decisions to buy and sell portfolio securities for the Fund and for each of its other investment advisory clients are made by the Manager with a view to achieving each client’s investment objectives taking into consideration other account-specific factors such as, without limitation, cash flows into or out of the account, current holdings, the account’s benchmark(s), applicable regulatory limitations, liquidity, cash restrictions, applicable transaction documentation requirements, market registration requirements and/or time constraints limiting the Manager’s ability to confirm adequate transaction documentation or seek interpretation of investment guideline ambiguities. Therefore, a particular security may be bought or sold only for certain clients of the Manager even though it could have been bought or sold for other clients at the same time. Also, a particular security may be bought/sold for one or more clients when one or more other clients are selling/buying the security or taking a short position in the security, including clients invested in the same investment strategy.
To the extent permitted by applicable law, the Manager’s compliance policies and procedures and a client’s investment guidelines, the Manager may engage in “cross trades” where, as investment manager to a client account, the Manager causes that client account to purchase a security directly from (or sell a security directly to) another client account.
In certain cases, the Manager may identify investment opportunities that are suitable for the Fund and one or more private investment companies for which the Manager or one of its affiliates serves as investment manager, general partner and/or managing member (“GMO Private Funds”). In most cases, the Manager receives greater compensation in respect of a GMO Private Fund (including incentive-based compensation) than it receives in respect of the Fund. In addition, senior members or other portfolio managers frequently have a personal investment in a GMO Private Fund that is greater than such person’s investment in the Fund (or, in some cases, may have no investment in the Fund). The Manager itself also makes investments in GMO Private Funds. To help manage these potential conflicts, the Manager has developed and reviewed with the Trust’s Board of Trustees trade allocation policies that establish a framework for allocating initial public offerings (“IPOs”) and other limited opportunities that take into account the needs and objectives of each Fund and the other GMO clients.
Transactions involving the issuance of Fund shares for securities or assets other than cash will be limited to a bona fide reorganization or statutory merger and to other acquisitions of portfolio securities that meet all of the following conditions: (i) such securities meet the investment objective and policies of the Fund; (ii) such securities are acquired for investment and not for resale; and (iii) such securities can be valued pursuant to the Trust’s pricing policies.
Brokerage and Research Services. In selecting brokers and dealers to effect portfolio transactions for the Fund, the Manager seeks best execution. Best execution is not based solely on the explicit commission charged by the broker/dealer and, consequently, a broker/dealer effecting a transaction may be paid a commission higher than that charged by another broker/dealer for the same transaction. Seeking best price and execution involves the weighing of qualitative as well as quantitative factors, and evaluations of best execution are, to a large extent, possible, if at all, only after multiple trades have been completed. The Manager does place trades with broker/dealers that provide investment ideas and other research services, even if the relevant broker has not yet demonstrated an ability to effect best price and execution; however, trading with such a broker (as with any and all brokers) will typically be curtailed or suspended, in due course, if the Manager is not reasonably satisfied with the quality of particular trade executions, unless or until the broker has altered its execution capabilities in such a way that the Manager can reasonably conclude that the broker is capable of achieving best price and execution.
The determination of what may constitute best price and execution involves a number of considerations, including, without limitation, the overall net economic result to the Fund; the efficiency with which the transaction is effected; access to order flow; the ability of the executing broker/dealer to effect the transaction where a large block is involved; reliability (e.g., lack of failed trades); availability of the broker/dealer to stand ready to execute possibly difficult transactions in the future; technological capabilities of the broker/dealer; the broker/dealer’s inventory of securities sought; the financial strength and stability of the broker/dealer; and the relative weighting of opportunity costs (i.e., timeliness of execution) by different strategies. Additionally, regulations in certain markets, primarily emerging markets, require the Manager to identify and trade with one or a limited number of brokers on behalf of clients. In some instances, the Manager may utilize principal bids with consideration to such factors as reported broker flow, past bids and a firm’s ability and willingness to commit capital. Most of the foregoing are subjective considerations made in advance of the trade and are not always borne out by the actual execution.
The Manager’s broker/dealer selection may, in addition to the factors listed above, also be based on research services provided by the broker/dealer. In seeking best execution and in determining the overall reasonableness of brokerage commissions, the Manager may consider research services received by broker-dealers and therefore, may have an incentive to select or recommend a broker-dealer based on the Manager’s interest in receiving the research or other products or services, rather than on the lowest commission charged. The Manager may also direct trades to broker/dealers based in part on the broker/dealers’ history of providing, and capability to continue providing, pricing information for securities purchased. Best execution may be determined for investment strategies without regard to client specific limitations.
Generally, the Manager determines the overall reasonableness of brokerage commissions paid upon consideration of the relative merits of a number of factors, which may include: (i) the net economic effect to the Fund; (ii) historical and current commission rates; (iii) the kind and quality of the execution services rendered; (iv) the size and nature of the transactions effected; and (v) research services received. These factors are considered mostly over multiple transactions covering extended periods of time and are used to evaluate the relative performance of the brokers and other institutions used to effect transactions for accounts. In some instances, the Manager may evaluate best execution on principal bids based on the total commissions charged (the bid for handling a trade as a principal trade) because the trades were filled at the price set at an agreed upon time (e.g., previous night’s close). In those cases, any additional “impact” or cost is represented by the cents per share or basis points extra paid in addition to a typical commission rate.

Because the Manager will frequently use broker/dealers that provide research in all markets and that research is a factor in evaluating broker/dealers, the Manager relies on the statutory safe harbor in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”). However, the Manager does not participate in any formal soft dollar arrangements involving third party research (i.e., research provided by someone other than the executing broker/dealer) or the payment of any of the Manager’s out-of-pocket expenses. In all cases, the research services received by the Manager are limited to the types of research contemplated by Section 28(e) of the 1934 Act. Research services provided by broker/dealers take various forms, including personal interviews with analysts, written reports, pricing services in respect of securities, and meetings arranged with various sources of information regarding particular issuers, industries, governmental policies, specific information about local markets and applicable regulations, economic trends, and other matters. To the extent that services of value are received by the Manager, the Manager may avoid expenses which might otherwise be incurred. Such services furnished to the Manager may be used in furnishing investment or other advice to all or some subset of the Manager’s clients, including the Fund, and services received from a broker/dealer that executed transactions for the Fund will not necessarily be used by the Manager specifically in servicing the Fund.
The Fund will commence operations on or following the date of this Statement of Additional Information and, therefore, has not yet paid any amounts in brokerage commissions or acquired securities of any brokers or dealers (as defined in the 1940 Act) or of their parents.
Due to restrictions under the 1940 Act, it is possible that, as the result of certain affiliations between a broker/dealer or its affiliates and the Fund, the Manager or the Fund’s distributor, the Fund may refrain, or be required to refrain, from engaging in principal trades with such broker/dealer. Additionally, the Fund may be restricted in its ability to purchase securities issued by affiliates of the Fund’s distributor.
PROXY VOTING POLICIES AND PROCEDURES
The Trust has adopted a proxy voting policy under which responsibility to vote proxies related to its portfolio securities has been delegated to the Manager. Because the Fund invests in USCEF in reliance on Section 12(d)(1)(E) of the 1940 Act, the Fund is obligated either to seek instructions from its security holders with regard to the voting of all proxies with respect to its interest in USCEF and to vote such proxies only in accordance with such instructions, or to vote the shares of USCEF held by it in the same proportion as the vote of all other holders of USCEF. The Board of Trustees of the Trust has reviewed and approved the proxy voting policies and procedures the Manager follows when voting proxies on behalf of USCEF.
The Manager’s proxy voting policies on a particular issue may or may not reflect the views of individual members of the Board of Trustees of the Trust, or a majority of the Board of Trustees.
Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available on the Trust’s website at www.gmo.com and on the Securities and Exchange Commission’s website at www.sec.gov no later than August 31 of each year.

DISCLOSURE OF PORTFOLIO HOLDINGS
The policy of the Trust is to protect the confidentiality of the Fund’s portfolio holdings and to prevent inappropriate selective disclosure of those holdings. The Board of Trustees has approved this policy and material amendments require its approval.
Registered investment companies that are sub-advised by GMO may be subject to different portfolio holdings disclosure policies, and neither GMO nor the Board of Trustees exercises control over those policies. In addition, separate account clients of GMO have access to their portfolio holdings and are not subject to the Fund’s portfolio holdings disclosure policies. Some of the funds that are sub-advised by GMO and some of the separate accounts managed by GMO have substantially similar investment objectives and strategies and, therefore, potentially similar portfolio holdings.
Neither GMO nor the Fund will receive any compensation or other consideration in connection with its disclosure of the Fund’s portfolio holdings.
GMO may disclose the Fund’s portfolio holdings (together with any other information from which the Fund’s portfolio holdings could reasonably be derived, as reasonably determined by GMO) (the “Portfolio Holdings Information”) to shareholders, qualified potential shareholders as determined by GMO, and their consultants and agents (collectively, “Permitted Recipients”) by means of the GMO website. The Fund’s Prospectus describes the type of information disclosed on GMO’s website, as well as the frequency with which it is disclosed and the lag between the date of the information and the date of its disclosure. The largest fifteen holdings of the Fund and USCEF are posted monthly on GMO’s website and typically are available to shareholders without a confidentiality agreement. In addition, from time to time position attribution information regarding the Fund and USCEF may be posted to GMO’s website (e.g., best/worst performing positions in the Fund or USCEF over a specified time period). In response to market interest in specific issuers, the Fund’s and USCEF’s holdings in one or more issuers may be made available on a more frequent basis as circumstances warrant. Typically, no confidentiality agreement is needed to access this information.
GMO also may make Portfolio Holdings Information available to Permitted Recipients by email, or by any other means in such scope and form and with such frequency as GMO may reasonably determine, no earlier than the day next following the day on which the Portfolio Holdings Information is posted on the GMO website (provided that the Fund’s Prospectus describes the nature and scope of the Portfolio Holdings Information that will be available on the GMO website, when the information will be available and the period for which the information will remain available, and the location on the Fund’s website where the information will be made available) or on the same day as a publicly available, routine filing with the SEC that includes the Portfolio Holdings Information. A confidentiality agreement is not required to access Portfolio Holdings Information filed with the SEC as described in the preceding sentence.
GMO also may disclose portfolio holdings information to all shareholders of the Fund and USCEF and their consultants and agents from time-to-time. Such disclosure may be made by email, written notice or any other means in such scope and form as GMO may reasonably determine, and generally will not be subject to a confidentiality agreement and will not be required to be posted to GMO’s website in advance.
Except as otherwise noted, to receive Portfolio Holdings Information, Permitted Recipients must enter into a confidentiality agreement with GMO and the Trust that requires that the Portfolio Holdings Information be used solely for purposes determined by senior management of GMO to be in the best interest of the shareholders of the Fund.
In some cases, GMO may disclose to a third party Portfolio Holdings Information that has not been made available to Permitted Recipients on the GMO website or in a publicly available, routine filing with the SEC. That disclosure may only be made if senior management of GMO determines that it is in the best interests of the shareholders of the Fund. In addition, the third party receiving the Portfolio Holdings Information must enter into a confidentiality agreement with GMO and the Trust that requires that the Portfolio Holdings Information be used solely for purposes determined by GMO senior management to be in the best interest of the Fund’s shareholders.
If GMO becomes aware that a recipient has or is likely to violate the terms of a confidentiality agreement regarding Portfolio Holdings Information, GMO shall cease providing such information to such recipient.
The procedures pursuant to which GMO may disclose to a third party Portfolio Holdings Information that has not been made available to Permitted Recipients do not apply to Portfolio Holdings Information provided to entities who provide on-going services to the Fund in connection with its day-to-day operations and management, including GMO, GMO’s affiliates, the Fund’s custodian and auditors, the Fund’s pricing service vendors, broker-dealers when requesting bids for or price quotations on securities, brokers in the normal course of trading on the Fund’s behalf, and persons assisting the Fund in the voting of proxies. In addition, (i) when an investor indicates that it wants to purchase shares of the Fund in exchange for securities acceptable to GMO, GMO may make available a list of securities that it would be willing to accept for the Fund, and, from time to time, the securities on the list may overlap with securities currently held by the Fund; and (ii) when the Fund determines to pay redemption proceeds wholly or partly in-kind with securities, GMO may make available a list of securities it intends to deliver from the Fund.
No provision of this policy is intended to restrict or prevent the disclosure of Portfolio Holdings Information as may be required by applicable law, rules or regulations.
GMO’s General Counsel or Chief Compliance Officer may authorize exceptions to these procedures. Exceptions must be disclosed to the Chief Compliance Officer of the Trust.
If senior management of GMO identifies a potential conflict with respect to the disclosure of Portfolio Holdings Information between the interest of the Fund’s shareholders, on the one hand, and GMO or an affiliated person of GMO or the Fund, on the other, GMO is required to inform the Trust’s Chief Compliance Officer of the potential conflict, and the Trust’s Chief Compliance Officer has the power to decide whether, in light of the potential conflict, disclosure should be permitted under the circumstances. The Trust’s Chief Compliance Officer also is required to report his decision to the Board of Trustees.
GMO periodically reports the following information to the Board of Trustees:
•	Determinations made by senior management of GMO relating to the use of Portfolio Holdings Information by Permitted Recipients and third parties;

•	The nature and scope of disclosure of Portfolio Holdings Information to third parties;

•	Exceptions to the disclosure policy authorized by GMO’s General Counsel or Chief Compliance Officer; and

•	Any other information the Trustees may request relating to the disclosure of Portfolio Holdings Information.
Ongoing Arrangements To Make Portfolio Holdings Available. Senior management of GMO has authorized disclosure of Portfolio Holdings Information on an on-going basis (generally, daily, except with respect to PricewaterhouseCoopers LLP, which receives holdings semi-annually and as necessary in connection with the services it provides to the Fund) to the following entities that provide on-going services to the Fund in connection with its day-to-day operations and management, provided that they agree or have a duty to maintain this information in confidence:

Name of Recipient	Purpose of Disclosure
State Street Bank and Trust Company	Custodial services and compliance testing

Brown Brothers Harriman & Co.	Compliance testing

Boston Global Advisors	Securities lending services

PricewaterhouseCoopers LLP	Independent registered public accounting firm

Institutional Shareholder Services Inc. (formerly known as RiskMetrics Group, Inc.)	Corporate actions services

FactSet	Data service provider
Senior management of GMO has authorized disclosure of Portfolio Holdings Information on an on-going basis (daily) to the following recipients, provided that they agree or have a duty to maintain this information in confidence and are limited to using the information for the specific purpose for which it was provided:

Name of Recipient	Purpose of Disclosure
Epstein & Associates, Inc.	Software provider for Code of Ethics monitoring system

Financial Models Company Inc.	Recordkeeping system

DESCRIPTION OF THE TRUST AND OWNERSHIP OF SHARES
The Trust, an open-end management investment company, is organized as a Massachusetts business trust under the laws of Massachusetts by an Agreement and Declaration of Trust dated May 27, 2011, as amended and restated September 13, 2011, and as such Declaration of Trust may be amended from time to time. A copy of the Declaration of Trust is on file with the Secretary of The Commonwealth of Massachusetts. The Trust operates as a “series investment company” that consists of separate series of investment portfolios, each of which is represented by a separate series of shares of beneficial interest. The Fund is a series of the Trust. The fiscal year for the Fund ends on the last day of April.
Pursuant to the Declaration of Trust, the Trustees have currently authorized the issuance of an unlimited number of full and fractional shares of the Fund.
Interests in the Fund are represented by shares of the series. Each share of the series represents an equal proportionate interest, together with each other share, in the Fund. Upon liquidation of the Fund, shareholders of the series are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders. The Declaration of Trust also permits the Trustees to charge shareholders directly for custodial, transfer agency, and servicing expenses, but the Trustees have no present intention to make such charges.
The Declaration of Trust also permits the Trustees, without shareholder approval, to subdivide the shares of any series into two or more classes of shares with such preferences and special or relative rights and privileges (including conversion rights, if any) as the Trustees may designate. This power is intended to allow the Trustees to provide for an equitable allocation of the effect of any future regulatory requirements that might affect various classes of shareholders differently. The Trustees have currently authorized the establishment and designation of one class of shares for the series: Class R1 Shares.
The Trustees may also, without shareholder approval, establish one or more additional separate portfolios for investments in the Trust or merge two or more existing portfolios (i.e., a new fund). Shareholders’ investments in such a portfolio would be evidenced by a separate series of shares.
The Declaration of Trust provides for the perpetual existence of the Trust. While the Declaration of Trust further provides that the Trustees, may terminate the Trust at any time, the 1940 Act requires that the Trust receive the authorization of a majority of its outstanding shares in order to change the nature of its business so as to cease to be an investment company.
Shareholders should be aware that to the extent a shareholder’s investment in a Fund exceeds certain threshold amounts or percentages, the investment may constitute a reportable acquisition under the Hart-Scott-Rodino Act (“HSR”) and the shareholder may be required to make a corresponding filing under HSR. HSR regulations are complex and shareholders should consult their legal advisers about the precise HSR filing consequences of an investment in the Fund.

VOTING RIGHTS
The Shareholders shall have power to vote only on matters that the Trustees consider necessary or desirable. Shareholders are entitled to one vote for each full share held (with fractional votes for fractional shares held) as to any matter on which it is entitled to vote.
Normally the Trust does not hold meetings of shareholders to elect Trustees except in accordance with the 1940 Act (i) the Trust will hold a shareholders’ meeting for the election of Trustees at such time as less than a majority of the Trustees holding office have been elected by shareholders, and (ii) if, as a result of a vacancy in the Board of Trustees, less than two-thirds of the Trustees holding office have been elected by the shareholders, that vacancy may only be filled by a vote of the shareholders.
The Trustees may modify the rights and preferences of any shares. Voting rights are not cumulative.
SHAREHOLDER AND TRUSTEE LIABILITY
Under Massachusetts law, shareholders could, under some circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of that disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification out of all the property of the Fund for all loss and expense of any shareholder of the Fund held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the disclaimer is inoperative and the Fund is unable to meet its obligations.
The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Declaration of Trust protects a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. The Declaration of Trust provides for indemnification by the Trust of the Trustees and the officers of the Trust except for any matter as to which any such person did not act in good faith in the reasonable belief that his action was in or not opposed to the best interests of the Trust. Trustees and officers may not be indemnified against any liability to the Trust or the Trust shareholders to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.
BENEFICIAL OWNERS OF 5% OR MORE OF THE FUND’S SHARES
The Fund will commence operations on or following the date of this Statement of Additional Information, and therefore, no shareholder owns beneficially more than 5% of the outstanding shares of the Fund as of the date of this Statement of Additional Information.
FINANCIAL STATEMENTS
The Fund’s initial audited financial statements are attached as Appendix B.

Appendix A
     COMMERCIAL PAPER AND CORPORATE DEBT RATINGS
Commercial Paper Ratings
Standard & Poor’s. Standard & Poor’s short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days — including commercial paper. The following are excerpts from Standard & Poor’s short-term issue credit ratings definitions:
A-1 — A short-term obligation rated “A-1” is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.
A-2 — A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.
A-3 — A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
B — A short-term obligation rated “B” is regarded as having significant speculative characteristics. Ratings of “B-1”, “B-2”, and “B-3” may be assigned to indicate finer distinctions within the “B” category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
B-1 — A short-term obligation rated “B-1” is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.
B-2 — A short-term obligation rated “B-2” is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.
B-3 — A short-term obligation rated “B-3” is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.
C — A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.
D — A short-term obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable

Appendix A
grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.
Moody’s. Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs, or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted. The following are excerpts from Moody’s short-term ratings definitions:
P-1 — Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.
P-2 — Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.
P-3 — Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.
NP — Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.
Corporate Debt Ratings
Standard & Poor’s. A Standard & Poor’s issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program. The following are excerpts from Standard & Poor’s long-term issue credit ratings definitions:
AAA — An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
AA — An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
A — An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.
BBB — An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
BB, B, CCC, CC, and C — Obligations rated “BB”, “B”, “CCC”, “CC”, and “C” are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and “C” the highest. While

Appendix A
such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.
BB — An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
B — An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.
CCC — An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.
CC — An obligation rated “CC” is currently highly vulnerable to nonpayment.
C — A “C” rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the “C” rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.
D — An obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to “D” upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.
Plus (+) or Minus (-) — The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.
NR — This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.
Moody’s. Moody’s long-term ratings are opinions of the relative credit risk of financial obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be

Appendix A
honored as promised. Such ratings use Moody’s Global Scale and reflect both the likelihood of default and any financial loss suffered in the event of default. The following are excerpts from Moody’s long-term obligation ratings definitions:
Aaa — Obligations rated “Aaa” are judged to be of the highest quality, with minimal credit risk.
Aa — Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.
A — Obligations rated “A” are considered upper-medium grade and are subject to low credit risk.
Baa — Obligations rated “Baa” are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.
Ba — Obligations rated “Ba” are judged to have speculative elements and are subject to substantial credit risk.
B — Obligations rated “B” are considered speculative and are subject to high credit risk.
Caa — Obligations rated “Caa” are judged to be of poor standing and are subject to very high credit risk.
Ca — Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C — Obligations rated “C” are the lowest rated class and are typically in default, with little prospect for recovery of principal or interest.
Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Appendix B
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of GMO Series Trust and Shareholder of GMO U.S. Core Equity Series Fund
In our opinion, the accompanying statement of assets and liabilities, presents fairly, in all material respects, the financial position of GMO U.S. Core Equity Series Fund (the “Fund”) at August 24, 2011, in conformity with accounting principles generally accepted in the United States of America. This financial statement is the responsibility of the Fund’s management; our responsibility is to express an opinion on this financial statement based on our audit. We conducted our audit of this financial statement in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
September 7, 2011

Appendix B
FINANCIAL STATEMENTS
GMO U.S. Core Equity Series Fund
(A Series of GMO Series Trust)

Statement of Assets and Liabilities — August 24, 2011
Assets:

Cash	$100,000

Total assets	100,000

Liabilities:	0

Net assets	$100,000

Net assets consist of:

Paid-in capital	$100,000

Shares outstanding:	5,000

Net asset value per share:	$20.00
See accompanying notes to financial statement.

Appendix B
GMO U.S. CORE EQUITY SERIES FUND
(A SERIES OF GMO SERIES TRUST)
NOTES TO FINANCIAL STATEMENTS
August 24, 2011
1.	Organization

GMO Series Trust, a Massachusetts business trust, was formed on May 27, 2011 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940 (the “1940 Act”), as amended. The Trust currently consists of one series, GMO U.S. Core Equity Series Fund (the “Fund”).

The Fund has had no operations to date other than matters relating to its organization and the sale and issuance of 5,000 shares of beneficial interest in the Fund to Grantham, Mayo , Van Otterloo & Co. LLC (the “Manager” or “GMO”), at a net asset value of $20.00 per share on August 24, 2011.

Upon commencement of the Fund’s investment operations, it will invest substantially all of its assets in GMO U.S. Core Equity Fund (“USCEF”), which invests directly in securities and other instruments. The Fund’s investment objective and principal investment strategies, therefore, will be substantially similar to those of USCEF. References to the Fund may refer to actions undertaken by the Fund or USCEF. The Fund’s investment advisor, GMO, is also the investment advisor to USCEF.

2.	Summary of Significant Accounting Policies

Use of Estimates:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in these financial statements. Actual results could differ from those estimates.

Federal Income Tax:

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. The Fund intends to distribute substantially all of its net investment income and all of its net realized short-term and long-term capital gain, if any, after giving effect to any available capital loss carryovers. Therefore, no U.S. federal income or excise tax provisions are necessary.

Organizational Expenses:

All organizational and offering expenses of the Trust will be borne by GMO and will not be subject to future recoupment. As a result, organizational and offering expenses are not reflected in this financial statement.

Appendix B

Concentration of Credit Risk:

Cash at August 24, 2011, is on deposit at State Street Bank and Trust Company in a non-interest bearing account.

3.	Agreements

State Street Bank and Trust Company serves as the Fund’s custodian, fund accounting agent and transfer agent.

4.	Related Parties

Certain officers of the Trust are also employees of the Advisor.

5.	Principal Risks of Investing in the Fund

The value of the Fund’s shares changes with the value of the Fund’s investments, principally in USCEF shares. Many factors can affect this value, and you may lose money by investing in the Fund. Because the Fund invests substantially all of its assets in USCEF, the most significant risks of investing in the Fund are the risks to which the Fund is exposed through USCEF, which include those outlined in the following brief summary of principal risks. In addition to the risks the Fund is exposed to through its investment in USCEF, the Fund is subject to the risk that cash flows in or out of the Fund will cause its performance to differ from that of USCEF.

•	Market Risk — Equity Securities — The market value of equity investments may decline due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. If the Fund purchases equity investments at a discount from their value as determined by the Manager, the Fund runs the risk that the market prices of these investments will not increase to that value for a variety of reasons, one of which may be the Manager’s overestimation of the value of those investments. The Fund also may purchase equity investments that typically trade at higher multiples of current earnings than other securities, and the market values of these investments often are more sensitive to changes in future earnings expectations than those other securities. Because the Fund normally does not take temporary defensive positions, declines in stock market prices generally are likely to reduce the net asset value of the Fund’s shares.

•	Management and Operational Risk — The Fund relies on GMO’s ability to achieve its investment objective by effectively implementing its investment approach. The Fund runs the risk that GMO’s proprietary investment techniques will fail to produce the desired results. The Fund’s portfolio managers may use quantitative analyses and/or models and any imperfections or limitations in such analyses and/or models could affect the ability of the portfolio managers to implement strategies. By necessity, these analyses and models make simplifying assumptions that limit their efficacy. Models that appear to explain prior market data can fail to predict future market events. Further, the data used in models may be inaccurate and/or it may not include the most recent information about a company or a security. The Fund is also subject to the risk that deficiencies in the Manager’s or another service provider’s internal systems or controls will cause losses for the Fund or impair operations.

Appendix B

•	Derivatives Risk — The use of derivatives involves the risk that their value may not move as expected relative to the value of the relevant underlying assets, rates or indices. Derivatives also present other Fund risks, including market risk, liquidity risk and counterparty risk.

•	Counterparty Risk — The Fund runs the risk that the counterparty to an OTC derivatives contract or a borrower of the Fund’s securities will be unable or unwilling to make timely settlement payments or otherwise honor its obligations.

•	Leveraging Risk — The Fund’s use of derivatives and securities lending may cause its portfolio to be leveraged. Leverage increases the Fund’s portfolio losses when the value of its investments decline.

•	Smaller Company Risk — Smaller companies may have limited product lines, markets, or financial resources, may lack the competitive strength of larger companies, or may lack managers with experience or depend on a few key employees. The securities of small- and mid-cap companies often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more, than the securities of companies with larger market capitalizations.

•	Focused Investment Risk — Focusing investments in sectors or companies or in industries with high positive correlations to one another creates additional risk.

•	Market Disruption and Geopolitical Risk — Geopolitical and other events may disrupt securities markets and adversely affect global economies and markets. Those events as well as other changes in foreign and domestic economic and political conditions could adversely affect the value of the Fund’s investments.

•	Large Shareholder Risk — To the extent that shares of the Fund are held by large shareholders (e.g., institutional investors, financial intermediaries, asset allocation funds, or other funds managed by GMO (“GMO Funds”)), the Fund is subject to the risk that these shareholders will disrupt operations by purchasing or redeeming shares in large amounts and/or on a frequent basis.

•	Fund of Funds Risk — The Fund is indirectly exposed to all of the risks of an investment in USCEF, including the risk that USCEF will not perform as expected.

6.	Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as it involves possible future claims that may or may not be made against the Fund. Based on experience, GMO is of the view that the risk of loss to the Fund in connection with the Fund’s indemnification obligations is remote; however, there can be no assurance that such obligations will not result in material liabilities that adversely affect the Fund.

GMO SERIES TRUST
PART C. OTHER INFORMATION
Item 28. Exhibits

(a)	1.	Agreement and Declaration of Trust of GMO Series Trust (the “Trust” or “Registrant”), dated May 27, 2011 (the “Declaration of Trust”) — Previously filed with the SEC as part of the Initial Registration Statement of the Registrant on Form N-1A on May 31, 2011, and hereby incorporated by reference; and

2.	Amended and Restated Declaration of Trust, dated September 13, 2011 — Exhibit (a)(2).

(b)	None.

(c)	Please refer to Article II (Shares) and Article V (Shareholders’ Voting Powers and Meetings) of the Amended and Restated Declaration of Trust, which is filed herewith as Exhibit (a)(2).

(d)	Form of Management Contract between the Trust, on behalf of GMO U.S. Core Equity Series Fund, and Grantham, Mayo, Van Otterloo & Co. LLC (“GMO”) — Exhibit (d).

(e)	Conforming Distribution Agreement, dated August 23, 2011, between the Trust and Funds Distributor, LLC — Exhibit (e).

(f)	None.

(g)	Conforming Custodian Agreement, dated August 23, 2011, between the Trust and State Street Bank and Trust Company (“State Street Bank”) — Exhibit (g).

(h)	1.	Conforming Transfer Agency and Service Agreement, dated August 23, 2011, between the Trust and State Street Bank — Exhibit (h)(1).

2.	Form of Administration Agreement between the Trust, on behalf of GMO U.S. Core Equity Series Fund, and GMO — Exhibit (h)(2).

3.	Conforming Administration Agreement, dated August 23, 2011, between GMO and State Street Bank — Exhibit (h)(3).

4.	Form of Notification of Undertaking to Reimburse Certain Fund Expenses by GMO to the Trust — Exhibit (h)(4).

(i)	Opinion and Consent of Legal Counsel — Exhibit (i).

1

(j)	Consent of Independent Registered Public Accounting Firm — Exhibit (j).

(k)	Not applicable.

(l)	Form of Initial Capital and Subscription Agreement — Exhibit (l).

(m)	Not applicable.

(n)	Not applicable.

(o)	Reserved.

(p)	1.	GMO Code of Ethics, dated May 20, 2011, adopted by GMO, GMO Australasia LLC, GMO Australia Ltd., GMO Singapore PTE Ltd., GMO Switzerland GMBH, GMO U.K. Ltd., GMO Woolley Ltd., GMO Renewable Resources LLC, GMO Renewable Resources (in New Zealand), and GMO Renewable Resources Uruguay, SRL — Exhibit (p)(1).

2.	GMO Series Trust and GMO Trust Code of Ethics, dated September 5, 2008, as adopted by the Trust on August 23, 2011 — Exhibit (p)(2).

3.	Code of Ethics for the Independent Trustee of GMO Series Trust, dated August 23, 2011, adopted by the Board of Trustees of the Trust — Exhibit (p)(3).

Item 29. Persons Controlled by or Under Common Control with the Fund
     None.
Item 30. Indemnification
     Please refer to Article VIII (Indemnification) of the Amended and Restated Declaration of Trust.
     In addition, the Trust will maintain a trustees and officers liability insurance policy under which the Trust and its trustees and officers will be named insureds. The Trust also has entered into agreements with each of its trustees pursuant to which each of the Funds has agreed to indemnify each Trustee to the maximum extent permitted by applicable law against any liability and expense incurred by the Trustee by reason of the Trustee being or having been a Trustee.
     Insofar as indemnification for liability arising under the Securities Act of 1933 (the “Securities Act”) may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the Trust’s By-laws, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is

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against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.
Item 31. Business and Other Connections of Investment Adviser
     A description of the business of Grantham, Mayo, Van Otterloo & Co. LLC, the investment adviser of the Fund (the “Investment Adviser”), is set forth under the captions “Management of the Trust” in the prospectuses and “Investment Advisory and Other Services” in the statements of additional information, all forming part of this Registration Statement.
     Except as set forth below, the directors, officers, and members of the Investment Adviser, have been engaged during the past two fiscal years in no business, profession, vocation or employment of a substantial nature other than as directors, officers, or members of the Investment Adviser or certain of its affiliates. Certain directors, officers, and members of the Investment Adviser serve as officers or trustees of the Registrant as set forth under the caption “Management of the Trust” in the Registrant’s statements of additional information, forming part of this Registration Statement, and/or as officers and/or directors of certain private investment companies managed by the Investment Adviser or certain of its affiliates. The address of the Investment Adviser and the Registrant is 40 Rowes Wharf, Boston, Massachusetts 02110.

Position with
Name	Investment Adviser	Other Connections
Arjun Divecha	Member, Chairman of the Board of Directors, and Investment Director	Board Member, Divecha Centre for Climate Change, Indian Institute of Science, Bengaluru, India; Director, Frog Hollow Fresh LLC, P.O. Box 872, Brentwood, CA 94513

R. Jeremy Grantham	Founding Member, Member of the Board of Directors, and Chief Investment Strategist	Board Member, Divecha Centre for Climate Change, Indian Institute of Science, Bengaluru, India; CFA Institute — Investors’ Working Group (IWG) Member, 560 Ray C. Hunt Drive, Charlottesville, VA 22903; MSPCC Investment Committee, 555 Amory Street, Jamaica Plain, MA 02130; Board Member, Imperial College of London — Grantham Institute for Climate Change, London SW7 2AZ; Board Member, London School of Economics — Grantham Institute for Climate Change, Houghton Street, London, WC2A 2AE

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Position with
Name	Investment Adviser	Other Connections
John Rosenblum	Member and Vice Chairman of the Board of Directors	Trustee, Jamestown-Yorktown Foundation, Inc., P.O. Box 1607, Williamsburg, VA 23187-1607; American Civil War Center Foundation, 200 S. Third St., Richmond, VA 23219; Chair of the Board, The Apprenticeshop (f/k/a Atlantic Challenge), 643 Main St., Rockland, ME 04841; University Symphony Society, 112 Old Cabell Hall, Charlottesville, VA 22903; Treasurer and Board Member, Farnsworth Art Museum, 16 Museum Street, Rockland, Maine 04841; Board Member, Maine Media Workshops and Maine Media College, 70 Camden Street, Rockport, ME 04856

Eyk Van Otterloo	Founding Member and Member of the Board of Directors	Chairman of the Board, Chemonics International, 1133 20th Street, NW, Suite 600, Washington, D.C. 20036; Board Member, CliniLabs, 423 W. 55th Street, 4th Floor, New York, NY 10019; Overseer, Peabody Essex Museum, East India Square, Salem, MA 01970; Member, Board of Commissioners, Groothandelsgebouw NV, 45 Stationsplein P.O. Box 29057, 3001GB Rotterdam, Netherlands
Item 32. Principal Underwriters

Item 32(a).	Funds Distributor, LLC (“FD”) serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:

GMO Series Trust GMO Trust Munder Series Trust II Munder Series Trust Mirae Asset Discovery Funds

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Item 32(b). The following are officers and directors of FD, the Registrant’s principal underwriter. FD’s main business address is Three Canal Plaza, Suite 100, Portland, Maine 04101.

Director or Officer	Positions with FD	Positions with Registrant
Mark A. Fairbanks	President and Manager	None
Richard J. Berthy	Vice President, Treasurer and Manager	None
Jennifer E. Hoopes	Secretary	None
Nanette K. Chern	Vice President and Chief Compliance Officer	None
Lisa S. Clifford	Vice President and Director of Compliance	None
Item 32(c). None.
Item 33. Location of Accounts and Records
     The accounts, books, and other documents required to be maintained by Section 31(a) and the rules thereunder will be maintained at the offices of the Registrant, 40 Rowes Wharf, Boston, MA 02110, and at the offices of the Registrant’s investment adviser, Grantham, Mayo, Van Otterloo & Co. LLC, 40 Rowes Wharf, Boston, MA 02110; the Registrant’s distributor, Funds Distributor, LLC, Three Canal Plaza, Suite 100, Portland, Maine 04101; and the Registrant’s custodian and transfer agent, State Street Bank and Trust Company, One Lincoln Street, Boston, MA 02111.
Item 34. Management Services
     Not applicable.
Item 35. Undertakings
     None.
Notice
A copy of the Declaration of Trust, together with all amendments thereto, is on file with the Secretary of the Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Trust by an officer of the Trust as an officer and not individually and that the obligations of this instrument are not binding upon any of the Trustees or officers of the Trust or shareholders of any series of the Trust individually but are binding only upon the assets and property of the Trust or the respective series.

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SIGNATURES
      Pursuant to the requirements of the Securities Act of 1933 (the “Securities Act”) and the Investment Company Act of 1940, each as amended, the Registrant, GMO Series Trust, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston and The Commonwealth of Massachusetts, on the 15th day of September, 2011.

GMO Series Trust
By:	J.B. KITTREDGE*
J.B. Kittredge
Title:	President, Chief Executive Officer and Principal Executive Officer
     Pursuant to the requirements of the Securities Act, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signatures	Title	Date

J.B. KITTREDGE* J.B. Kittredge	Trustee; President; Chief Executive Officer; Principal Executive Officer	September 15, 2011
SHEPPARD N. BURNETT* Sheppard N. Burnett	Treasurer; Chief Financial Officer; Principal Financial and Accounting Officer	September 15, 2011
MARIA D. FURMAN* Maria D. Furman	Trustee	September 15, 2011

*By:	/s/ Jason B. Harrison
Jason B. Harrison
Attorney-in-Fact**

**	Pursuant to Powers of Attorney for each of J.B. Kittredge and Sheppard N. Burnett, filed with the SEC as part of the Initial Registration Statement of the Registrant on May 31, 2011, and pursuant to Power of Attorney for Maria D. Furman filed herewith as Exhibit 2.

GMO SERIES TRUST PRE-EFFECTIVE AMENDMENT NO. 2

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EXHIBIT INDEX
GMO SERIES TRUST

Exhibit Ref.	Title of Exhibit
(a)(2)	Amended and Restated Declaration of Trust, dated September 13, 2011.

(d)	Form of Management Contract between the Trust, on behalf of GMO U.S. Core Equity Series Fund, and GMO.

(e)	Conforming Distribution Agreement, dated August 23, 2011, between the Trust and Funds Distributor, LLC.

(g)	Conforming Custodian Agreement, dated August 23, 2011, between the Trust and State Street Bank.

(h)(1)	Conforming Transfer Agency and Service Agreement, dated August 23, 2011, between the Trust and State Street Bank.

(h)(2)	Form of Administration Agreement between the Trust, on behalf of GMO U.S. Core Equity Series Fund, and GMO.

(h)(3)	Conforming Administration Agreement, dated August 23, 2011, between GMO and State Street Bank.

(h)(4)	Form of Notification of Undertaking to Reimburse Certain Fund Expenses by GMO to the Trust.

(i)	Opinion and Consent of Legal Counsel.

(j)	Consent of Independent Registered Public Accounting Firm.

(l)	Form of Initial Capital and Subscription Agreement.

(p)(1)	GMO Code of Ethics, dated May 20, 2011.

(p)(2)	GMO Series Trust and GMO Trust Code of Ethics, dated September 5, 2008, as adopted by the Trust on August 23, 2011.

(p)(3)	Code of Ethics for the Independent Trustee of GMO Series Trust, dated August 23, 2011, adopted by the Board of Trustees of the Trust.

Other.

1	Certificate of Clerk of the Trust certifying action by written consent of the sole Trustee of the Trust required pursuant to Rule 483 under the Securities Act of 1933.

2	Power of Attorney for Maria D. Furman.

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